                                                               December 31, 2001

                                                                   annual report
ProFunds VP

ProFund VP OTC
ProFund VP Europe 30
ProFund VP Bull Plus
ProFund VP UltraOTC
ProFund VP UltraSmall-Cap
ProFund VP Bear
ProFund VP Biotechnology
ProFund VP Energy
ProFund VP Financial
ProFund VP Healthcare
ProFund VP Real Estate
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP Utilities


[ProFunds Logo]/SM/

PROFUNDS VP

                           Message from the Chairman

Dear Shareholders:

    I am pleased to present the Annual Report to the Shareholders of ProFunds VP for the 12 months ended December 31, 2001.

    As every American knows, 2001 was a difficult year. It began with the markets continuing their downward trend from the previous year. And then suddenly, on September 11, the levels of the market seemed less important. In the wake of the tragic events, the market closed for several days.

    But, as President Bush had said, Americans cannot let fear consume us--we should go about our business. The terrorists attacked a symbol of our prosperity, but they did not touch its source: the hard work, creativity and enterprise of the American people.

It was in this spirit that investors responded with confidence. During the fourth quarter of 2001, the S&P 500/(R)/ rose 10.3% and the Nasdaq-100/(R)/ gained 35.0%, while the U.S. economy unexpectedly grew.

    While ProFunds, like other mutual fund families, did not produce share prices when the markets were closed, none of our operational capacity was adversely affected by the events, and we stood by to provide the opportunities and liquidity needed to steer a course though turbulent times.

    The ProFunds at American Skandia performed well in meeting their benchmark objectives in 2001. These ProFunds delivered an average statistical correlation of 0.99, with 1.00 being a perfect correlation.

    In the pages that follow, you'll find a detailed discussion of the performance of the ProFunds VP over the past year. We urge you to read this material closely.

    We deeply appreciate your confidence and support, particularly during these difficult times.

Sincerely,

/s/ Michael L. Sapir
Michael L. Sapir
Chairman

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                ProFund VP OTC

   For the period January 22, 2001 through December 31, 2001, the ProFund VP OTC had a NAV total return of -41.57%*, compared to a return of -40.33% for the unmanaged NASDAQ-100 Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The NASDAQ-100 Index is an unmanaged index, which includes 100 of the largest and most active non-financial domestic and international companies listed on the NASDAQ Stock Market based on market capitalization.

   For the fiscal year, the ProFund VP OTC achieved an average daily statistical correlation of over 0.99 with the daily performance of the NASDAQ-100 Index (1.00 equals perfect correlation).

   The performance of the NASDAQ-100 Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the NASDAQ-100 Index or any of the companies included in the NASDAQ-100 Index.

Value of a $10,000 Investment

                     [CHART]


                 ProFund VP OTC       NASDAQ-100
                 --------------       ----------
1/22/2001           $10,000            $10,000
3/31/2001             5,920              5,952
6/30/2001             6,847              6,924
9/30/2001             4,350              4,420
12/31/2001            5,843              5,967




------------------------------------
      Average Annual Total Return
             as of 12/31/01
------------------------------------
                     Since
                   Inception
                   (1/22/01)
------------------------------------
VP OTC             (41.57)%
------------------------------------



* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP OTC is measured against the NASDAQ-100 Index, an unmanaged index generally representative of the performance of the NASDAQ Stock Market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.


The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP OTC                          Investments
                                                December 31, 2001

        Common Stocks (95.7%)
                                                     Shares     Value
                                                     ------- -----------
       Abgenix, Inc.*...............................   4,968 $   167,124
       ADC Telecommunications, Inc.*................  59,202     272,329
       Adelphia Communications Corp.-- Class A*.....  11,799     367,893
       Adobe Systems, Inc...........................  13,869     430,632
       Altera Corp.*................................  32,499     689,629
       Amazon.com, Inc.*............................  14,904     161,261
       Amgen, Inc.*.................................  29,187   1,647,315
       Andrx Group*.................................   4,140     291,497
       Apollo Group, Inc.--Class A*.................   7,038     316,780
       Apple Computer, Inc.*........................  29,394     643,729
       Applied Materials, Inc.*.....................  25,254   1,012,685
       Applied Micro Circuits Corp.*................  20,700     234,324
       Atmel Corp.*.................................  20,907     154,085
       BEA Systems, Inc.*...........................  22,149     341,095
       Bed Bath & Beyond, Inc.*.....................  23,391     792,955
       Biogen, Inc.*................................  10,971     629,187
       Biomet, Inc..................................  21,735     671,611
       Broadcom Corp.--Class A*.....................  10,143     414,544
       Brocade Communications Systems, Inc.*........  14,076     466,197
       CDW Computer Centers, Inc.*..................   5,382     289,067
       Cephalon, Inc.*..............................   2,691     203,399
       Charter Communications, Inc.--Class A*.......  18,423     302,690
       Check Point Software Technologies Ltd.*......  14,283     569,749
       Chiron Corp.*................................  15,939     698,766
       CIENA Corp.*.................................  23,391     334,725
       Cintas Corp..................................  12,213     586,224
       Cisco Systems, Inc.*......................... 157,320   2,849,066
       Citrix Systems, Inc.*........................  13,455     304,890
       Comcast Corp.--Special Class A*..............  26,910     968,760
       Compuware Corp.*.............................  13,662     161,075
       Comverse Technology, Inc.*...................  11,592     259,313
       Concord EFS, Inc.*...........................  34,155   1,119,601
       Conexant Systems, Inc.*......................  16,974     243,747
       Costco Wholesale Corp.*......................  14,283     633,880
       CYTYC Corp.*.................................   7,245     189,095
       Dell Computer Corp.*.........................  57,546   1,564,100
       eBay, Inc.*..................................  12,213     817,050
       EchoStar Communications Corp.-- Class A*.....  14,904     409,413
       Electronic Arts, Inc.*.......................   8,280     496,386
       Ericsson (LM) Telephone Co.--ADR.............  61,065     318,759
       Express Scripts, Inc.--Class A*..............   4,140     193,586
       Fiserv, Inc.*................................  14,076     595,696
       Flextronics International Ltd.*..............  31,671     759,788
       Gemstar-TV Guide International, Inc.*........  26,082     722,471
       Genzyme Corp.--General Division*.............  15,939     954,109
       Gilead Sciences, Inc.*.......................   5,589     367,309
       Human Genome Sciences, Inc.*.................   7,659     258,261
       i2 Technologies, Inc.*.......................  27,117     214,224
       ICOS Corp.*..................................   3,105     178,351
       IDEC Pharmaceuticals Corp.*..................   9,936     684,888
       ImClone Systems, Inc.*.......................   4,554     211,579
       Immunex Corp.*...............................  44,919   1,244,706
       Integrated Device Technology, Inc.*..........   6,003     159,620
       Intel Corp................................... 140,967   4,433,411
       Intuit, Inc.*................................  15,939     681,870
       Invitrogen Corp.*............................   2,898     179,473

        Common Stocks, continued
                                                     Shares     Value
                                                     ------- -----------
       JDS Uniphase Corp.*..........................  83,628 $   725,891
       Juniper Networks, Inc.*......................  12,834     243,204
       KLA-Tencor Corp.*............................  13,455     666,830
       Linear Technology Corp.......................  25,461     993,997
       Maxim Integrated Products, Inc.*.............  27,117   1,423,913
       MedImmune, Inc.*.............................  13,662     633,234
       Mercury Interactive Corp.*...................   5,382     182,880
       Microchip Technology, Inc.*..................   6,624     256,614
       Microsoft Corp.*............................. 111,159   7,364,284
       Millennium Pharmaceuticals, Inc.*............  14,697     360,223
       Molex, Inc...................................   5,796     179,386
       Network Appliance, Inc.*.....................  20,700     452,709
       Nextel Communications, Inc.--Class A*........  58,995     646,585
       Novellus Systems, Inc.*......................   8,694     342,978
       NVIDIA Corp.*................................   9,315     623,174
       Oracle Corp.*................................ 139,104   1,921,026
       PACCAR, Inc..................................   5,175     339,584
       PanAmSat Corp.*..............................  12,213     267,220
       Paychex, Inc.................................  21,321     743,037
       PeopleSoft, Inc.*............................  25,668   1,031,854
       PMC-Sierra, Inc.*............................  10,971     233,243
       Protein Design Labs, Inc.*...................   5,175     169,740
       QLogic Corp.*................................   5,589     248,766
       Qualcomm, Inc.*..............................  55,269   2,791,085
       Rational Software Corp.*.....................  12,213     238,154
       RF Micro Devices, Inc.*......................  11,385     218,934
       Sanmina-SCI Corp.*...........................  33,327     663,207
       Sepracor, Inc.*..............................   4,761     271,663
       Siebel Systems, Inc.*........................  32,499     909,322
       Smurfit-Stone Container Corp.*...............  14,283     228,100
       Staples, Inc.*...............................  18,630     348,381
       Starbucks Corp.*.............................  31,878     607,276
       Sun Microsystems, Inc.*......................  84,663   1,041,355
       Symantec Corp.*..............................   4,347     288,337
       Synopsys, Inc.*..............................   3,312     195,640
       Tellabs, Inc.*...............................  14,076     210,577
       TMP Worldwide, Inc.*.........................   7,038     301,930
       USA Networks, Inc.*..........................  21,528     587,930
       VeriSign, Inc.*..............................  11,592     440,960
       Veritas Software Corp.*......................  24,633   1,104,297
       Vitesse Semiconductor Corp.*.................  12,420     154,381
       WorldCom, Inc.--WorldCom Group*..............  63,963     900,599
       Xilinx, Inc.*................................  26,496   1,034,669
       Yahoo!, Inc.*................................  16,353     290,102
                                                             -----------
       TOTAL COMMON STOCKS..........................          67,741,240
                                                             -----------

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP OTC                          Investments
                                                December 31, 2001

         Repurchase Agreement (8.3%)
                                                Principal
                                                 Amount       Value
                                                ---------- -----------
        State Street Bank, 1.50%, 01/02/02,
         dated 12/31/01, with maturity value of
         $5,881,490 (Collateralized by Federal
         Farm Credit Bank security)............ $5,881,000 $ 5,881,000
                                                           -----------
        TOTAL REPURCHASE AGREEMENT.............              5,881,000
                                                           -----------
        TOTAL INVESTMENTS
         (Cost $61,912,447)/(a)/ (104.0%)......             73,622,240
        Liabilities in excess of other
         assets ( - 4.0%)......................             (2,847,760)
                                                           -----------
        NET ASSETS (100.0%)....................            $70,774,480
                                                           ===========

           Futures Contracts Purchased
                                                         Unrealized
                                              Contracts     Loss
                                              --------- ------------
          NASDAQ Future Contract expiring
           March 2002 (Underlying face amount
           at value $3,002,000)..............    19     $    (27,495)

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $78,489,211 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $16,576,764. Net unrealized depreciation of securities as follows:

                Unrealized appreciation........... $ 11,979,591
                Unrealized depreciation...........  (16,846,562)
                                                   ------------
                Net unrealized depreciation....... $ (4,866,971)
                                                   ============

ADR--American Depositary Receipt.

The ProFund VP OTC's investment concentration based on net assets, by industry, as of December 31, 2001, was as follows:

                      Auto Manufacturers...........  0.5%
                      Biotechnology................  9.9%
                      Commercial Services..........  3.1%
                      Computers....................  7.7%
                      Electrical Components &
                       Equipment...................  0.3%
                      Electronics..................  2.0%
                      Health Care..................  1.2%
                      Internet.....................  4.4%
                      Media........................  4.2%
                      Packaging & Containers.......  0.3%
                      Pharmaceuticals..............  3.3%
                      Retail.......................  3.8%
                      Semiconductors............... 18.8%
                      Software..................... 20.6%
                      Telecommunications........... 14.8%
                      Textiles.....................  0.8%
                      Other........................  4.3%

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP OTC

       Statement of Assets and Liabilities
                                                       December 31, 2001
      Assets:
        Investments, at value (cost $56,031,447)........... $ 67,741,240
        Repurchase agreement, at amortized cost............    5,881,000
                                                            ------------
         Total Investments.................................   73,622,240
        Cash...............................................      768,190
        Dividends and interest receivable..................        2,253
                                                            ------------
         Total Assets......................................   74,392,683
                                                            ------------
      Liabilities:
        Payable for capital shares redeemed................    3,194,768
        Variation margin on futures contracts..............      185,975
        Advisory fees payable..............................       62,164
        Management servicing fees payable..................       12,433
        Administration fees payable........................        8,061
        Administrative servicing fees payable..............       53,141
        Distribution fees payable..........................       37,958
        Other accrued expenses.............................       63,703
                                                            ------------
         Total Liabilities.................................    3,618,203
                                                            ------------
      Net Assets........................................... $ 70,774,480
                                                            ============
      Net Assets consist of:
        Capital............................................ $ 79,286,227
        Accumulated net realized losses on investments and
         futures contracts.................................  (20,194,045)
        Net unrealized appreciation on investments and
         futures contracts.................................   11,682,298
                                                            ------------
      Net Assets........................................... $ 70,774,480
                                                            ============
        Shares of Beneficial Interest Outstanding..........    4,037,993
                                                            ============
        Net Asset Value (offering and redemption price per
         share)............................................ $      17.53
                                                            ============

       Statement of Operations
          For the period January 22, 2001/(a)/ through December 31, 2001
      Investment Income:
        Interest............................................ $     89,117
        Dividends (net of foreign taxes of $59).............       17,323
                                                             ------------
         Total Income.......................................      106,440
                                                             ------------
      Expenses:
        Advisory fees.......................................      264,925
        Management servicing fees...........................       52,985
        Administration fees.................................       15,693
        Administrative servicing fees.......................      123,631
        Distribution fees...................................       88,308
        Custody fees........................................       39,051
        Fund accounting fees................................       28,363
        Transfer agent fees.................................       21,813
        Other fees..........................................       39,819
                                                             ------------
         Total Expenses.....................................      674,588
                                                             ------------
      Net Investment Loss...................................     (568,148)
                                                             ------------
      Realized and Unrealized Gains/(Losses) on
       Investments:
        Net realized losses on investments and futures
         contracts..........................................  (20,194,045)
        Net change in unrealized appreciation on
         investments and futures contracts..................   11,682,298
                                                             ------------
         Net realized and unrealized losses on investments
          and futures contracts.............................   (8,511,747)
                                                             ------------
      Change in Net Assets Resulting from Operations........ $ (9,079,895)
                                                             ============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP OTC

 Statement of Changes in Net Assets
                                                                                 For the period
                                                                              January 22, 2001/(a)/
                                                                                    through
                                                                               December 31, 2001
                                                                              --------------------
From Investment Activities:
Operations:
  Net investment loss........................................................    $    (568,148)
  Net realized losses on investments and futures contracts...................      (20,194,045)
  Net change in unrealized appreciation on investments and futures contracts.       11,682,298
                                                                                 -------------
  Change in net assets resulting from operations.............................       (9,079,895)
                                                                                 -------------
Capital Transactions:
  Proceeds from shares issued................................................      444,059,793
  Cost of shares redeemed....................................................     (364,205,418)
                                                                                 -------------
  Change in net assets resulting from capital transactions...................       79,854,375
                                                                                 -------------
  Change in net assets.......................................................       70,774,480
Net Assets:
  Beginning of period........................................................               --
                                                                                 -------------
  End of period..............................................................    $  70,774,480
                                                                                 =============
Share Transactions:
  Issued.....................................................................       24,805,912
  Redeemed...................................................................      (20,767,919)
                                                                                 -------------
  Change in shares...........................................................        4,037,993
                                                                                 =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP OTC

 Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
                                                                                                 For the period
                                                                                              January 22, 2001/(a)/
                                                                                                    through
                                                                                               December 31, 2001
                                                                                              --------------------
          Net Asset Value, Beginning of Period...............................................     $     30.00
                                                                                                  -----------
          Investment Activities:
            Net investment loss..............................................................           (0.27)/(b)/
           Net realized and unrealized losses on investments and futures contracts...........          (12.20)
                                                                                                  -----------
            Total loss from investment activities............................................          (12.47)
                                                                                                  -----------
          Net Asset Value, End of Period.....................................................     $     17.53
                                                                                                  ===========
          Total Return.......................................................................          (41.57)%/(c)/
          Ratios/Supplemental Data:
          Net assets, end of year............................................................     $70,774,480
          Ratio of expenses to average net assets............................................            1.91%/(d)/
          Ratio of net investment loss to average net assets.................................           (1.61)%/(d)/
          Portfolio turnover.................................................................             918%

------
/(a)/Commencement of operations.
/(b)/Per share net investment loss has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                             ProFund VP Europe 30

   For the year ended December 31, 2001, the ProFund VP Europe 30 had a NAV total return of -24.14%*, compared to a return of -24.47% for the unmanaged ProFunds Europe 30 Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. The ProFunds Europe 30 Index is an unmanaged index, which represents the performance of the 30 largest European-based companies represented by American Depositary Receipts, as determined by market capitalization.

   For the fiscal year, the ProFund VP Europe 30 achieved an average daily statistical correlation of over 0.99 with the daily performance of the ProFunds Europe 30 Index (1.00 equals perfect correlation).

   The performance of the ProFunds Europe 30 Index was influenced, during the fiscal year, by a generally weak global economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the ProFunds Europe 30 Index or any of the companies included in the ProFunds Europe 30 Index.

Value of a $10,000 Investment

                    [CHART]

                ProFund Europe 30  ProFunds VP Europe 30    STOXX 50
                -----------------  ---------------------    --------
10/18/1999          $10,000             $10,000             $10,000
12/31/1999           12,352              12,273              12,312
3/31/2000            12,824              13,133              12,528
6/30/2000            11,930              12,140              11,940
9/30/2000            10,757              10,937              10,918
12/31/2000           10,502              10,708              11,074
3/31/2001             8,686               8,890               9,112
6/30/2001             8,401               8,602               8,892
9/30/2001             7,432               7,644               7,865
12/31/2001            7,931               8,123               8,473

------------------------------------
      Average Annual Total Return
             as of 12/31/01
------------------------------------
                            Since
                         Inception
               1 Year    (10/18/99)
------------------------------------
VP Europe 30  (24.14)%    (9.00)%
------------------------------------



* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Europe 30 is measured against the ProFunds Europe 30 Index, an unmanaged index consisting of 30 European companies whose securities are traded on U.S. Exchanges or on the NASDAQ Stock Market as American Depositary Receipts with the highest market capitalization determined annually. The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Europe 30                    Investments
                                                December 31, 2001

         Common Stocks (98.3%)
                                                 Shares       Value
                                                ---------- -----------
        Aegon NV--ADR..........................     34,100 $   912,857
        Alcatel SA--ADR........................     30,690     507,920
        AstraZeneca PLC--ADR...................     45,012   2,097,559
        Aventis SA--ADR........................     19,778   1,404,238
        Axa--ADR...............................     40,920     860,138
        Banco Bilbao Vizcaya--ADR..............     81,158   1,010,417
        Banco Santander Central Hispano
         SA--ADR...............................    115,258     956,641
        Barclays PLC--ADR......................     10,230   1,376,447
        BP Amoco PLC--ADR......................     96,162   4,472,494
        BT Group PLC--ADR*.....................     16,368     601,524
        Deutsche Telekom AG--ADR...............     77,066   1,302,415
        E.On AG--ADR...........................     19,096     983,634
        Enel SpA--ADR..........................     30,690     842,441
        ENI SpA--ADR...........................     20,460   1,267,702
        Ericsson (LM) Telephone Co.--ADR.......    201,872   1,053,772
        France Telecom SA--ADR.................     29,326   1,172,747
        GlaxoSmithKline PLC--ADR...............     79,794   3,975,337
        HSBC Holdings PLC--ADR.................     47,058   2,809,833
        ING Groep NV--ADR......................     50,468   1,284,411
        Koninklijke (Royal) Philips Electronics
         NV--ADR...............................     33,418     972,798
        Nokia OYJ--ADR.........................    119,350   2,927,656
        Novartis AG--ADR.......................     66,836   2,439,514
        Royal Dutch Petroleum Co.--ADR.........     54,560   2,674,531
        Shell Transport & Trading Co.--ADR.....     42,284   1,752,672
        STMicroelectronics NV--ADR.............     22,506     712,765
        Telecom Italia SpA--ADR................     16,368   1,399,464
        Telefonica SA--ADR*....................     36,828   1,476,066
        Total Fina SA--ADR.....................     36,828   2,586,799
        Vivendi Universal SA--ADR..............     27,280   1,467,391
        Vodafone Group PLC--ADR................    156,860   4,028,165
                                                           -----------
        TOTAL COMMON STOCKS....................             51,330,348
                                                           -----------
         Repurchase Agreement (2.3%)
                                                Principal
                                                 Amount
                                                ----------
        State Street Bank, 1.50%, 01/02/02,
         dated 12/31/01, with maturity value of
         $1,225,102 (Collateralized by Federal
         Farm Credit Bank security)............ $1,225,000   1,225,000
                                                           -----------
        TOTAL REPURCHASE AGREEMENT.............              1,225,000
                                                           -----------
        TOTAL INVESTMENTS
         (Cost $48,225,731)/(a)/ (100.6%)......             52,555,348
        Liabilities in excess of other
         assets ( - 0.6%)......................               (302,186)
                                                           -----------
        NET ASSETS (100.0%)....................            $52,253,162
                                                           ===========

             Futures Contracts Purchased
                                                          Unrealized
                                                Contracts    Gain
                                                --------- ----------
            S&P 500 Future Contract expiring
             March 2002 (Underlying face amount
             at value $574,000)................     2     $      389

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $77,431,331 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $29,205,600. Net unrealized depreciation of securities as follows:

                Unrealized appreciation........... $  4,386,442
                Unrealized depreciation...........  (29,262,425)
                                                   ------------
                Net unrealized depreciation....... $(24,875,983)
                                                   ============

ADR--American Depositary Receipt.

The ProFund VP Europe 30's investment concentration based on net assets, by industry, as of December 31, 2001, was as follows:

                    Banks............................. 11.8%
                    Cellular Telecommunications.......  7.7%
                    Electric..........................  3.5%
                    Electronics.......................  1.9%
                    Insurance.........................  5.9%
                    Media.............................  2.8%
                    Oil & Gas......................... 24.4%
                    Pharmaceuticals................... 19.0%
                    Semiconductors....................  1.4%
                    Telecommunications Equipment......  8.6%
                    Telephone......................... 11.3%
                    Other.............................  1.7%

The ProFund VP Europe 30's investment concentration based on net assets, by country, as of December 31, 2001, was as follows:

                    Finland...........................  5.6%
                    France............................ 15.3%
                    Germany...........................  4.4%
                    Italy.............................  6.7%
                    Netherlands....................... 11.2%
                    Spain.............................  6.6%
                    Sweden............................  2.0%
                    Switzerland.......................  6.1%
                    United Kingdom.................... 40.4%
                    United States.....................  1.7%


              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Europe 30

       Statement of Assets and Liabilities
                                                       December 31, 2001
      Assets:
        Investments, at value (cost $47,000,731)........... $ 51,330,348
        Repurchase agreement, at amortized cost............    1,225,000
                                                            ------------
         Total Investments.................................   52,555,348
        Cash...............................................       80,467
        Dividends and interest receivable..................       33,669
        Receivable for investments sold....................    3,912,581
        Prepaid expenses...................................          195
                                                            ------------
         Total Assets......................................   56,582,260
                                                            ------------
      Liabilities:
        Payable for capital shares redeemed................    4,174,409
        Variation margin on futures contracts..............       13,010
        Advisory fees payable..............................       35,841
        Management servicing fees payable..................        7,168
        Administration fees payable........................        5,021
        Administrative servicing fees payable..............       28,462
        Distribution fees payable..........................       24,872
        Other accrued expenses.............................       40,315
                                                            ------------
         Total Liabilities.................................    4,329,098
                                                            ------------
      Net Assets........................................... $ 52,253,162
                                                            ============
      Net Assets consist of:
        Capital............................................ $ 95,392,494
        Accumulated net realized losses on investments and
         futures contracts.................................  (47,469,338)
        Net unrealized appreciation on investments and
         futures contracts.................................    4,330,006
                                                            ------------
      Net Assets........................................... $ 52,253,162
                                                            ============
        Shares of Beneficial Interest Outstanding..........    2,154,110
                                                            ============
        Net Asset Value (offering and redemption price per
         share)............................................ $      24.26
                                                            ============

       Statement of Operations
                                    For the year ended December 31, 2001
      Investment Income:
        Dividends........................................... $    687,787
        Interest............................................       45,427
                                                             ------------
         Total Income.......................................      733,214
                                                             ------------
      Expenses:
        Advisory fees.......................................      314,701
        Management servicing fees...........................       62,940
        Administration fees.................................       23,271
        Administrative servicing fees.......................      133,061
        Distribution fees...................................      104,900
        Custody fees........................................       28,885
        Fund accounting fees................................       37,033
        Transfer agent fees.................................       25,183
        Other fees..........................................       63,983
                                                             ------------
         Total Expenses.....................................      793,957
                                                             ------------
      Net Investment Loss...................................      (60,743)
                                                             ------------
      Realized and Unrealized Gains/(Losses) on
       Investments:
        Net realized losses on investments and futures
         contracts..........................................  (23,441,188)
        Net change in unrealized appreciation on
         investments and futures contracts..................    3,882,845
                                                             ------------
         Net realized and unrealized losses on investments
          and futures contracts.............................  (19,558,343)
                                                             ------------
      Change in Net Assets Resulting from Operations........ $(19,619,086)
                                                             ============

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Europe 30

 Statements of Changes in Net Assets
                                                                                   For the           For the
                                                                                 year ended        year ended
                                                                              December 31, 2001 December 31, 2000
                                                                              ----------------- -----------------
From Investment Activities:
Operations:
  Net investment income/(loss)...............................................   $     (60,743)    $     108,486
  Net realized losses on investments and futures contracts...................     (23,441,188)      (24,002,478)
  Net change in unrealized appreciation on investments and futures contracts.       3,882,845           229,023
                                                                                -------------     -------------
  Change in net assets resulting from operations.............................     (19,619,086)      (23,664,969)
                                                                                -------------     -------------
Distributions to Shareholders From:
  Net realized gains on investments and futures contracts....................              --          (100,059)
  In excess of net realized gains on investments and futures contracts.......              --           (10,576)
                                                                                -------------     -------------
  Change in net assets resulting from distributions..........................              --          (110,635)
                                                                                -------------     -------------
Capital Transactions:
  Proceeds from shares issued................................................     484,246,490       494,252,847
  Dividends reinvested.......................................................              --           110,635
  Cost of shares redeemed....................................................    (437,377,852)     (448,846,399)
                                                                                -------------     -------------
  Change in net assets resulting from capital transactions...................      46,868,638        45,517,083
                                                                                -------------     -------------
  Change in net assets.......................................................      27,249,552        21,741,479
Net Assets:
  Beginning of year..........................................................      25,003,610         3,262,131
                                                                                -------------     -------------
  End of year................................................................   $  52,253,162     $  25,003,610
                                                                                =============     =============
Share Transactions:
  Issued.....................................................................      18,819,388        13,261,876
  Reinvested.................................................................              --             3,465
  Redeemed...................................................................     (17,447,252)      (12,571,975)
                                                                                -------------     -------------
  Change in shares...........................................................       1,372,136           693,366
                                                                                =============     =============

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Europe 30

 Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                               For the              For the
                                                                             year ended           year ended
                                                                          December 31, 2001    December 31, 2000
                                                                          -----------------    -----------------
Net Asset Value, Beginning of Period.....................................    $     31.98          $     36.82
                                                                             -----------          -----------
Investment Activities:
  Net investment income/(loss)...........................................          (0.04)/(b)/           0.09/(b)/
  Net realized and unrealized gains/(losses) on investments
   and futures contracts.................................................          (7.68)               (4.79)
                                                                             -----------          -----------
  Total income/(loss) from investment activities.........................          (7.72)               (4.70)
                                                                             -----------          -----------
Distributions to Shareholders From:
  Net realized gains on investments and futures contracts................             --                (0.13)
  In excess of net realized gains on investments and futures contracts...             --                (0.01)
                                                                             -----------          -----------
  Total distributions....................................................             --                (0.14)
                                                                             -----------          -----------
Net Asset Value, End of Period...........................................    $     24.26          $     31.98
                                                                             ===========          ===========
Total Return.............................................................         (24.14)%             (12.75)%
Ratios/Supplemental Data:
Net assets, end of year..................................................    $52,253,162          $25,003,610
Ratio of expenses to average net assets..................................           1.89%                1.65%
Ratio of net investment income/(loss) to average net assets..............          (0.14)%               0.26%
Ratio of expenses to average net assets*.................................           1.89%                1.65%
Portfolio turnover.......................................................           1002%                1434%

 Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
                                                                             For the period
                                                                          October 18, 1999/(a)/
                                                                                through
                                                                           December 31, 1999
                                                                          --------------------
Net Asset Value, Beginning of Period.....................................      $    30.00
                                                                               ----------
Investment Activities:
  Net investment income/(loss)...........................................           (0.04)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts.................................................            6.86
                                                                               ----------
  Total income/(loss) from investment activities.........................            6.82
                                                                               ----------
Distributions to Shareholders From:
  Net realized gains on investments and futures contracts................              --
  In excess of net realized gains on investments and futures contracts...              --
                                                                               ----------
  Total distributions....................................................              --
                                                                               ----------
Net Asset Value, End of Period...........................................      $    36.82
                                                                               ==========
Total Return.............................................................           22.73%/(c)/
Ratios/Supplemental Data:
Net assets, end of year..................................................      $3,262,131
Ratio of expenses to average net assets..................................            1.78%/(d)/
Ratio of net investment income/(loss) to average net assets..............           (1.00)%/(d)/
Ratio of expenses to average net assets*.................................            2.39%/(d)/
Portfolio turnover.......................................................             100%

------
 *During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
/(a)/Commencement of operations.
/(b)/Per share net investment income/(loss) has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                             ProFund VP Bull Plus

   For the period January 22, 2001 through December 31, 2001, the ProFund VP Bull Plus had a NAV total return of -24.30%*, compared to a return of -14.51% for the unmanaged S&P 500 Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index, which includes the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

   For the fiscal year, the ProFund VP Bull Plus achieved an average daily statistical correlation of over 0.99 to 150% of the daily performance of the S&P 500 Index (1.00 equals perfect correlation).

   The performance of the S&P 500 Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the S&P 500 Index or any of the companies included in the S&P 500 Index.

Value of a $10,000 Investment

                       [CHART]

                       ProFund
                     VP Bull Plus          S&P 500
                     ------------          --------
 1/22/2001             $10,000             $10,000
 3/31/2001               7,933               8,641
 6/30/2001               8,500               9,118
 9/30/2001               6,590               7,751
12/31/2001               7,570               8,549

------------------------------------
      Average Annual Total Return
             as of 12/31/01
------------------------------------
                     Since
                   Inception
                   (1/22/01)
------------------------------------
VP Bull Plus       (24.30)%
------------------------------------


* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Bull Plus is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Bull Plus                    Investments
                                                December 31, 2001

            Common Stocks (84.5%)
                                                   Shares    Value
                                                   ------ -----------
           Abbott Laboratories....................  8,050 $   448,788
           ADC Telecommunications, Inc.*..........  4,100      18,860
           Adobe Systems, Inc.....................  1,225      38,036
           Advanced Micro Devices, Inc.*..........  1,775      28,152
           AES Corp.*.............................  2,775      45,371
           Aetna, Inc.............................    750      24,743
           AFLAC, Inc.............................  2,700      66,312
           Agilent Technologies, Inc.*............  2,400      68,423
           Air Products & Chemicals, Inc..........  1,175      55,119
           Alberto-Culver Co.--Class B............    300      13,422
           Albertson's, Inc.......................  2,100      66,129
           Alcan, Inc.............................  1,675      60,183
           Alcoa, Inc.............................  4,400     156,419
           Allegheny Energy, Inc..................    650      23,543
           Allegheny Technologies, Inc............    425       7,119
           Allergan, Inc..........................    675      50,659
           Allied Waste Industries, Inc.*.........  1,025      14,412
           Allstate Corp..........................  3,700     124,690
           Alltel Corp............................  1,600      98,768
           Altera Corp.*..........................  2,000      42,440
           Ambac Financial Group, Inc.............    550      31,823
           Amerada Hess Corp......................    450      28,125
           Ameren Corp............................    725      30,668
           American Electric Power, Inc...........  1,675      72,913
           American Express Co....................  6,925     247,153
           American Greetings Corp.--Class A......    325       4,479
           American Home Products Corp............  6,850     420,316
           American International Group, Inc...... 13,550   1,075,869
           American Power Conversion Corp.*.......  1,025      14,822
           AmerisourceBergen Corp.................    525      33,364
           Amgen, Inc.*...........................  5,425     306,187
           AMR Corp.*.............................    800      17,736
           AmSouth Bancorporation.................  1,900      35,910
           Anadarko Petroleum Corp................  1,300      73,905
           Analog Devices*........................  1,875      83,231
           Andrew Corp.*..........................    425       9,303
           Anheuser-Busch Cos., Inc...............  4,600     207,966
           AOL-Time Warner, Inc.*................. 22,975     737,497
           AON Corp...............................  1,400      49,728
           Apache Corp............................    700      34,916
           Apple Computer, Inc.*..................  1,825      39,968
           Applera Corp.--Applied Biosystems Group  1,100      43,197
           Applied Materials, Inc.*...............  4,225     169,423
           Applied Micro Circuits Corp.*..........  1,550      17,546
           Archer-Daniels-Midland Co..............  3,425      49,149
           Ashland, Inc...........................    350      16,128
           AT&T Corp.............................. 18,350     332,869
           AT&T Wireless Services, Inc.*.......... 13,125     188,606
           Autodesk, Inc..........................    275      10,249
           Automatic Data Processing, Inc.........  3,200     188,480
           AutoZone, Inc.*........................    550      39,490
           Avaya, Inc.*...........................  1,500      18,225
           Avery Dennison Corp....................    575      32,505
           Avon Products, Inc.....................  1,225      56,963
           Baker Hughes, Inc......................  1,750      63,823
           Ball Corp..............................    150      10,605
           Bank of America Corp...................  8,175     514,615
           Bank of New York Co., Inc..............  3,825     156,060

              Common Stocks, continued
                                                 Shares    Value
                                                 ------ -----------
             Bank One Corp......................  6,050 $   236,253
             Bard (C.R.), Inc...................    275      17,738
             Barrick Gold Corp..................  2,775      44,261
             Bausch & Lomb, Inc.................    275      10,357
             Baxter International, Inc..........  3,075     164,911
             BB&T Corp..........................  2,350      84,859
             Bear Stearns Cos., Inc.............    500      29,320
             Becton, Dickinson & Co.............  1,350      44,753
             Bed Bath & Beyond, Inc.*...........  1,500      50,850
             BellSouth Corp.....................  9,750     371,963
             Bemis Co., Inc.....................    275      13,525
             Best Buy Co., Inc.*................  1,100      81,928
             Big Lots, Inc.*....................    600       6,240
             Biogen, Inc.*......................    775      44,446
             Biomet, Inc........................  1,400      43,260
             Black & Decker Corp................    425      16,035
             Block H & R, Inc...................    950      42,465
             BMC Software, Inc.*................  1,275      20,872
             Boeing Co..........................  4,350     168,692
             Boise Cascade Corp.................    300      10,203
             Boston Scientific Corp.*...........  2,100      50,652
             Bristol-Myers Squibb Co............ 10,050     512,549
             Broadcom Corp.--Class A*...........  1,350      55,175
             Brown-Forman Corp..................    350      21,910
             Brunswick Corp.....................    450       9,792
             Burlington Northern Santa Fe Corp..  2,000      57,060
             Burlington Resources, Inc..........  1,050      39,417
             Calpine Corp.*.....................  1,575      26,444
             Campbell Soup Co...................  2,125      63,474
             Capital One Financial Corp.........  1,125      60,694
             Cardinal Health, Inc...............  2,350     151,951
             Carnival Corp......................  3,050      85,644
             Caterpillar, Inc...................  1,775      92,743
             Cendant Corp.*.....................  5,100     100,010
             Centex Corp........................    325      18,554
             CenturyTel, Inc....................    725      23,780
             Charter One Financial, Inc.........  1,175      31,901
             ChevronTexaco Corp.................  5,525     495,094
             Chiron Corp.*......................    975      42,744
             Chubb Corp.........................    875      60,375
             CIENA Corp.*.......................  1,700      24,327
             CIGNA Corp.........................    750      69,488
             Cincinnati Financial Corp..........    850      32,428
             Cinergy Corp.......................    825      27,580
             Cintas Corp........................    875      42,000
             Circuit City Stores, Inc...........  1,075      27,896
             Cisco Systems, Inc.*............... 38,075     689,537
             Citigroup, Inc..................... 26,700   1,347,815
             Citizens Communications Co.*.......  1,450      15,457
             Citrix Systems, Inc.*..............    975      22,094
             Clear Channel Communications, Inc.*  3,100     157,821
             Clorox Co..........................  1,200      47,459
             CMS Energy Corp....................    700      16,821
             Coca-Cola Co....................... 12,900     608,234
             Coca-Cola Enterprises, Inc.........  2,300      43,562
             Colgate-Palmolive Co...............  2,875     166,031
             Comcast Corp.--Special Class A*....  4,900     176,400
             Comerica, Inc......................    925      53,003

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Bull Plus                    Investments
                                                December 31, 2001

            Common Stocks, continued
                                                   Shares    Value
                                                   ------ -----------
           Compaq Computer Corp...................  8,800 $    85,888
           Computer Associates International, Inc.  3,000     103,470
           Computer Sciences Corp.*...............    875      42,858
           Compuware Corp.*.......................  1,925      22,696
           Comverse Technology, Inc.*.............    975      21,811
           ConAgra Foods, Inc.....................  2,800      66,556
           Concord EFS, Inc.*.....................  2,625      86,048
           Conexant Systems, Inc.*................  1,325      19,027
           Conoco, Inc............................  3,250      91,975
           Conseco, Inc.*.........................  1,800       8,028
           Consolidated Edison, Inc...............  1,100      44,396
           Constellation Energy Group, Inc........    850      22,568
           Convergys Corp.*.......................    900      33,741
           Cooper Industries, Inc.................    475      16,587
           Cooper Tire & Rubber Co................    375       5,985
           Coors (Adolph) Co.--Class B............    175       9,345
           Corning, Inc...........................  4,900      43,708
           Costco Wholesale Corp.*................  2,350     104,293
           Countrywide Credit Industries, Inc.....    625      25,606
           Crane Co...............................    300       7,692
           CSX Corp...............................  1,100      38,555
           Cummins, Inc...........................    225       8,672
           CVS Corp...............................  2,025      59,940
           Dana Corp..............................    775      10,757
           Danaher Corp...........................    750      45,233
           Darden Restaurants, Inc................    600      21,240
           Deere & Co.............................  1,225      53,483
           Dell Computer Corp.*................... 13,550     368,288
           Delphi Automotive Systems Corp.........  2,900      39,614
           Delta Air Lines, Inc...................    650      19,019
           Deluxe Corp............................    350      14,553
           Devon Energy Corp......................    650      25,123
           Dillard's, Inc.--Class A...............    425       6,800
           Dollar General Corp....................  1,725      25,703
           Dominion Resources, Inc................  1,375      82,637
           Donnelley (R.R.) & Sons Co.............    600      17,814
           Dover Corp.............................  1,050      38,924
           Dow Chemical Co........................  4,675     157,922
           Dow Jones & Co., Inc...................    450      24,629
           DTE Energy Co..........................    850      35,649
           Du Pont (E.I.) de Nemours..............  5,325     226,365
           Duke Energy Corp.......................  4,025     158,021
           Dynegy, Inc.--Class A..................  1,700      43,350
           Eastman Chemical Co....................    400      15,608
           Eastman Kodak Co.......................  1,500      44,145
           Eaton Corp.............................    350      26,044
           Ecolab, Inc............................    675      27,169
           Edison International*..................  1,700      25,670
           El Paso Corp...........................  2,650     118,216
           Electronic Data Systems Corp...........  2,450     167,948
           Eli Lilly & Co.........................  5,825     457,496
           EMC Corp.*............................. 11,500     154,560
           Emerson Electric Co....................  2,225     127,047
           Engelhard Corp.........................    675      18,684
           Entergy Corp...........................  1,150      44,977
           EOG Resources, Inc.....................    600      23,466
           Equifax, Inc...........................    750      18,113
           Equity Office Properties Trust.........  2,150      64,672

            Common Stocks, continued
                                                   Shares    Value
                                                   ------ -----------
           Equity Residential Properties Trust....  1,400 $    40,194
           Exelon Corp............................  1,675      80,199
           Exxon Mobil Corp....................... 35,500   1,395,149
           Family Dollar Stores, Inc..............    900      26,982
           Fannie Mae.............................  5,175     411,412
           Federated Department Stores, Inc.*.....  1,000      40,900
           FedEx Corp.*...........................  1,550      80,414
           Fifth Third Bancorp....................  3,000     183,990
           First Data Corp........................  1,975     154,939
           FirstEnergy Corp.......................  1,550      54,219
           Fiserv, Inc.*..........................    975      41,262
           Fleet Boston Financial Corp............  5,425     198,013
           Fluor Corp.............................    425      15,895
           Ford Motor Co..........................  9,400     147,768
           Forest Laboratories, Inc.*.............    925      75,804
           Fortune Brands, Inc....................    775      30,682
           FPL Group, Inc.........................    925      52,170
           Franklin Resources, Inc................  1,350      47,615
           Freddie Mac............................  3,600     235,440
           Freeport-McMoRan Copper & Gold, Inc.--
            Class B*..............................    750      10,043
           Gannett Co., Inc.......................  1,375      92,441
           Gap, Inc...............................  4,475      62,382
           Gateway, Inc.*.........................  1,675      13,467
           General Dynamics Corp..................  1,050      83,622
           General Electric Co.................... 51,525   2,065,121
           General Mills, Inc.....................  1,900      98,819
           General Motors Corp....................  2,875     139,725
           Genuine Parts Co.......................    900      33,030
           Genzyme Corp.--General Division*.......  1,100      65,846
           Georgia Pacific Corp...................  1,200      33,132
           Gillette Co............................  5,475     182,865
           Golden West Financial Corp.............    825      48,551
           Goodrich Corp..........................    525      13,976
           Goodyear Tire & Rubber Co..............    850      20,239
           Grainger (W.W.), Inc...................    475      22,800
           Great Lakes Chemical Corp..............    250       6,070
           Guidant Corp.*.........................  1,575      78,435
           Halliburton Co.........................  2,225      29,148
           Harley-Davidson, Inc...................  1,575      85,538
           Harrah's Entertainment, Inc.*..........    575      21,281
           Hartford Financial Services Group, Inc.  1,275      80,108
           Hasbro, Inc............................    900      14,607
           HCA, Inc...............................  2,675     103,095
           Health Management Associates, Inc.--
            Class A*..............................  1,275      23,460
           Healthsouth Corp.*.....................  2,025      30,011
           Heinz (H.J.) Co........................  1,825      75,044
           Hercules, Inc.*........................    575       5,750
           Hershey Foods Corp.....................    700      47,390
           Hewlett-Packard Co..................... 10,075     206,941
           Hilton Hotels Corp.....................  1,925      21,021
           Home Depot, Inc........................ 12,150     619,771
           Honeywell International, Inc...........  4,225     142,890
           Household International, Inc...........  2,375     137,608
           Humana, Inc.*..........................    875      10,316
           Huntington Bancshares, Inc.............  1,300      22,347
           Illinois Tool Works, Inc...............  1,575     106,659

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Bull Plus                    Investments
                                                December 31, 2001

           Common Stocks, continued
                                                   Shares    Value
                                                   ------ -----------
          Immunex Corp.*..........................  2,825 $    78,281
          IMS Health, Inc.........................  1,525      29,753
          Inco Ltd.*..............................    950      16,093
          Ingersoll-Rand Co.......................    875      36,584
          Intel Corp.............................. 34,825   1,095,245
          International Business Machines Corp....  8,950   1,082,591
          International Flavors & Fragrances, Inc.    500      14,855
          International Game Technology*..........    375      25,613
          International Paper Co..................  2,500     100,875
          Interpublic Group of Cos., Inc..........  1,950      57,603
          Intuit, Inc.*...........................  1,100      47,058
          ITT Industries, Inc.....................    450      22,725
          J.P. Morgan Chase & Co.................. 10,250     372,587
          Jabil Circuit, Inc.*....................  1,025      23,288
          JDS Uniphase Corp.*.....................  6,900      59,892
          Jefferson-Pilot Corp....................    775      35,859
          John Hancock Financial Services, Inc....  1,550      64,015
          Johnson & Johnson....................... 15,925     941,167
          Johnson Controls, Inc...................    450      36,338
          Jones Apparel Group, Inc.*..............    650      21,561
          K Mart Corp.*...........................  2,575      14,060
          KB Home.................................    250      10,025
          Kellogg Co..............................  2,100      63,210
          Kerr-McGee Corp.........................    525      28,770
          KeyCorp.................................  2,200      53,548
          KeySpan Corp............................    725      25,121
          Kimberly-Clark Corp.....................  2,725     162,955
          Kinder Morgan, Inc......................    575      32,022
          King Pharmaceuticals, Inc.*.............  1,275      53,716
          KLA-Tencor Corp.*.......................    950      47,082
          Knight Ridder, Inc......................    425      27,595
          Kohls Corp.*............................  1,750     123,270
          Kroger Co.*.............................  4,175      87,132
          Leggett & Platt, Inc....................  1,025      23,575
          Lexmark International Group, Inc.*......    675      39,825
          Limited, Inc............................  2,225      32,752
          Lincoln National Corp...................    975      47,356
          Linear Technology Corp..................  1,650      64,416
          Liz Claiborne, Inc......................    275      13,681
          Lockheed Martin Corp....................  2,275     106,174
          Loews Corp..............................  1,000      55,380
          Louisiana-Pacific Corp..................    550       4,642
          Lowe's Cos., Inc........................  4,025     186,799
          LSI Logic Corp.*........................  1,900      29,982
          Lucent Technologies, Inc................ 17,725     111,490
          Manor Care, Inc.*.......................    525      12,448
          Marriott International, Inc.--Class A...  1,250      50,813
          Marsh & McLennan Cos., Inc..............  1,425     153,115
          Masco Corp..............................  2,375      58,187
          Mattel, Inc.............................  2,250      38,700
          Maxim Integrated Products, Inc.*........  1,675      87,954
          May Department Stores Co................  1,550      57,319
          Maytag Corp.............................    400      12,412
          MBIA, Inc...............................    775      41,563
          MBNA Corp...............................  4,425     155,760
          McDermott International, Inc.*..........    325       3,988
          McDonald's Corp.........................  6,675     176,686
          McGraw-Hill Cos., Inc...................  1,000      60,980

             Common Stocks, continued
                                                  Shares    Value
                                                  ------ -----------
            McKesson Corp........................  1,475 $    55,165
            Mead Corp............................    525      16,217
            MedImmune, Inc.*.....................  1,100      50,985
            Medtronic, Inc.......................  6,275     321,342
            Mellon Financial Corp................  2,425      91,229
            Merck & Co., Inc..................... 11,800     693,839
            Mercury Interactive Corp.*...........    425      14,442
            Meredith Corp........................    250       8,913
            Merrill Lynch & Co., Inc.............  4,400     229,328
            MetLife, Inc.........................  3,750     118,800
            MGIC Investment Corp.................    550      33,946
            Micron Technology, Inc.*.............  3,100      96,100
            Microsoft Corp.*..................... 27,950   1,851,687
            Millipore Corp.......................    250      15,175
            Minnesota Mining & Mfg. Co...........  2,025     239,375
            Mirant Corp.*........................  1,775      28,436
            Molex, Inc...........................  1,025      31,724
            Moody's Corp.........................    800      31,888
            Morgan Stanley Dean Witter & Co......  5,700     318,857
            Motorola, Inc........................ 11,550     173,481
            Nabors Industries, Inc.*.............    725      24,889
            National City Corp...................  3,150      92,106
            National Semiconductor Corp.*........    925      28,481
            Navistar International Corp.*........    300      11,850
            NCR Corp.*...........................    500      18,430
            Network Appliance, Inc.*.............  1,725      37,726
            New York Times Co.--Class A..........    775      33,519
            Newell Rubbermaid, Inc...............  1,375      37,909
            Newmont Mining Corp..................  1,025      19,588
            Nextel Communications, Inc.--Class A*  4,150      45,484
            Niagara Mohawk Holdings, Inc.*.......    825      14,627
            NICOR, Inc...........................    225       9,369
            Nike, Inc.--Class B..................  1,400      78,736
            NiSource, Inc........................  1,075      24,790
            Noble Drilling Corp.*................    675      22,977
            Nordstrom, Inc.......................    700      14,161
            Norfolk Southern Corp................  2,000      36,660
            Nortel Networks Corp................. 16,600     124,500
            Northern Trust Corp..................  1,150      69,253
            Northrop Grumman Corp................    575      57,966
            Novell, Inc.*........................  1,875       8,606
            Novellus Systems, Inc.*..............    750      29,588
            Nucor Corp...........................    400      21,184
            NVIDIA Corp.*........................    750      50,175
            Occidental Petroleum Corp............  1,950      51,734
            Office Depot, Inc.*..................  1,600      29,664
            Omnicom Group........................    975      87,116
            Oracle Corp.*........................ 28,875     398,763
            PACCAR, Inc..........................    400      26,248
            Pactiv Corp.*........................    825      14,644
            Pall Corp............................    625      15,038
            Palm, Inc.*..........................  2,950      11,446
            Parametric Technology Corp.*.........  1,375      10,739
            Parker Hannifin Corp.................    600      27,546
            Paychex, Inc.........................  1,950      67,958
            Penney (J.C.) Co.....................  1,375      36,988
            Peoples Energy Corp..................    175       6,638
            PeopleSoft, Inc.*....................  1,575      63,315

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Bull Plus                    Investments
                                                December 31, 2001

           Common Stocks, continued
                                                   Shares    Value
                                                   ------ -----------
          PepsiCo, Inc............................  9,075 $   441,862
          PerkinElmer, Inc........................    650      22,763
          Pfizer, Inc............................. 32,625   1,300,105
          PG&E Corp...............................  2,000      38,480
          Pharmacia Corp..........................  6,700     285,755
          Phelps Dodge Corp.......................    400      12,960
          Philip Morris Cos., Inc................. 11,250     515,813
          Phillips Petroleum Co...................  1,975     119,014
          Pinnacle West Capital Corp..............    450      18,833
          Pitney Bowes, Inc.......................  1,275      47,952
          Placer Dome, Inc........................  1,700      18,547
          PMC-Sierra, Inc.*.......................    850      18,071
          PNC Financial Services Group............  1,475      82,895
          Power-One, Inc.*........................    400       4,164
          PPG Industries, Inc.....................    875      45,255
          PPL Corp................................    750      26,138
          Praxair, Inc............................    825      45,581
          Procter & Gamble Co.....................  6,725     532,149
          Progress Energy, Inc....................  1,125      50,659
          Progressive Corp........................    375      55,988
          Providian Financial Corp................  1,475       5,236
          Public Service Enterprise Group, Inc....  1,075      45,354
          Pulte Homes, Inc........................    300      13,401
          QLogic Corp.*...........................    475      21,142
          Qualcomm, Inc.*.........................  3,975     200,738
          Quintiles Transnational Corp.*..........    625      10,031
          Qwest Communications International, Inc.  8,650     122,225
          RadioShack Corp.........................    925      27,843
          Raytheon Co.............................  2,025      65,752
          Reebok International Ltd.*..............    300       7,950
          Regions Financial Corp..................  1,175      35,180
          Reliant Energy, Inc.....................  1,550      41,106
          Robert Half International, Inc.*........    900      24,030
          Rockwell Collins, Inc...................    950      18,525
          Rockwell International Corp.............    950      16,967
          Rohm & Haas Co..........................  1,150      39,825
          Rowan Cos., Inc.*.......................    475       9,201
          Royal Dutch Petroleum Co.--ADR.......... 11,025     540,445
          Ryder System, Inc.......................    325       7,199
          Sabre Holdings Corp.*...................    700      29,645
          SAFECO Corp.............................    675      21,026
          Safeway, Inc.*..........................  2,600     108,550
          Sanmina-SCI Corp.*......................  2,700      53,730
          Sapient Corp.*..........................    650       5,018
          Sara Lee Corp...........................  4,075      90,587
          SBC Communications, Inc................. 17,450     683,516
          Schering-Plough Corp....................  7,600     272,156
          Schlumberger Ltd........................  3,000     164,850
          Schwab (Charles) Corp...................  7,100     109,837
          Scientific-Atlanta, Inc.................    800      19,152
          Sealed Air Corp.*.......................    425      17,348
          Sears, Roebuck & Co.....................  1,675      79,797
          Sempra Energy...........................  1,075      26,391
          Sherwin-Williams Co.....................    800      22,000
          Siebel Systems, Inc.*...................  2,400      67,152
          Sigma-Aldrich Corp......................    375      14,779
          Snap-on, Inc............................    300      10,098
          Solectron Corp.*........................  4,250      47,940

           Common Stocks, continued
                                                    Shares    Value
                                                    ------ -----------
          Southern Co..............................  3,600 $    91,259
          SouthTrust Corp..........................  1,775      43,789
          Southwest Airlines Co....................  3,975      73,458
          Sprint Corp. (FON Group).................  4,600      92,368
          Sprint Corp. (PCS Group)*................  5,125     125,101
          St. Jude Medical, Inc.*..................    450      34,943
          St. Paul Companies, Inc..................  1,075      47,268
          Stanley Works............................    450      20,957
          Staples, Inc.*...........................  2,400      44,880
          Starbucks Corp.*.........................  1,975      37,624
          Starwood Hotels & Resorts Worldwide, Inc.  1,025      30,596
          State Street Corp........................  1,700      88,825
          Stilwell Financial, Inc..................  1,150      31,303
          Stryker Corp.............................  1,025      59,829
          Sun Microsystems, Inc.*.................. 16,825     206,948
          Sunoco, Inc..............................    400      14,936
          SunTrust Banks, Inc......................  1,500      94,050
          SuperValu, Inc...........................    700      15,484
          Symbol Technologies, Inc.................  1,175      18,659
          Synovus Financial Corp...................  1,500      37,575
          Sysco Corp...............................  3,450      90,459
          T. Rowe Price Group, Inc.................    650      22,575
          Target Corp..............................  4,675     191,908
          TECO Energy, Inc.........................    725      19,024
          Tektronix, Inc.*.........................    475      12,246
          Tellabs, Inc.*...........................  2,125      31,790
          Temple-Inland, Inc.......................    250      14,183
          Tenet Healthcare Corp.*..................  1,700      99,824
          Teradyne, Inc.*..........................    950      28,633
          Texas Instruments, Inc...................  9,000     252,000
          Textron, Inc.............................    725      30,059
          The Pepsi Bottling Group, Inc............  1,475      34,663
          Thermo Electron Corp.*...................    925      22,071
          Thomas & Betts Corp......................    300       6,345
          Tiffany & Co.............................    750      23,603
          TJX Cos., Inc............................  1,425      56,801
          TMP Worldwide, Inc.*.....................    575      24,668
          Torchmark Corp...........................    650      25,565
          Toys R Us, Inc.*.........................  1,025      21,259
          Transocean Sedco Forex, Inc..............  1,650      55,803
          Tribune Co...............................  1,550      58,017
          Tricon Global Restaurants, Inc.*.........    750      36,900
          TRW, Inc.................................    650      24,076
          Tupperware Corp..........................    300       5,775
          TXU Corp.................................  1,375      64,831
          Tyco International Ltd................... 10,350     609,614
          U.S. Bancorp............................. 10,125     211,916
          Unilever NV--ADR.........................  2,975     171,390
          Union Pacific Corp.......................  1,300      74,100
          Union Planters Corp......................    725      32,719
          Unisys Corp.*............................  1,650      20,691
          United Technologies Corp.................  2,425     156,728
          UnitedHealth Group, Inc..................  1,625     115,001
          Univision Communications, Inc., Class A*.  1,100      44,506
          Unocal Corp..............................  1,275      45,989
          UnumProvident Corp.......................  1,250      33,138
          US Airways Group, Inc.*..................    350       2,219
          USA Education, Inc.......................    825      69,317

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Bull Plus                    Investments
                                                December 31, 2001

          Common Stocks, continued
                                                    Shares    Value
                                                    ------ -----------
         UST, Inc..................................    850 $    29,750
         USX-Marathon Group, Inc...................  1,600      48,000
         USX-U.S. Steel Group, Inc.................    475       8,602
         Veritas Software Corp.*...................  2,075      93,022
         Verizon Communications, Inc............... 14,100     669,186
         VF Corp...................................    575      22,431
         Viacom, Inc.--Class B*....................  9,200     406,179
         Visteon Corp..............................    675      10,152
         Vitesse Semiconductor Corp.*..............  1,000      12,430
         Vulcan Materials Co.......................    525      25,169
         Wachovia Corp.............................  7,075     221,872
         Wal-Mart Stores, Inc...................... 23,125   1,330,843
         Walgreen Co...............................  5,300     178,397
         Walt Disney Co............................ 10,575     219,114
         Washington Mutual, Inc....................  4,550     148,785
         Waste Management, Inc.....................  3,250     103,707
         Waters Corp.*.............................    675      26,156
         Watson Pharmaceuticals, Inc.*.............    550      17,265
         Wellpoint Health Networks, Inc.*..........    325      37,976
         Wells Fargo & Co..........................  8,800     382,359
         Wendy's International, Inc................    550      16,044
         Westvaco Corp.............................    525      14,936
         Weyerhaeuser Co...........................  1,125      60,840
         Whirlpool Corp............................    350      25,666
         Willamette Industries, Inc................    575      29,969
         Williams Cos., Inc........................  2,675      68,266
         Winn-Dixie Stores, Inc....................    725      10,331
         WorldCom, Inc.--WorldCom Group*........... 15,300     215,424
         Worthington Industries, Inc...............    450       6,390
         Wrigley (WM.) JR Co.......................  1,175      60,360
         Xcel Energy, Inc..........................  1,800      49,932
         Xerox Corp................................  3,725      38,815
         Xilinx, Inc.*.............................  1,725      67,361
         XL Capital Ltd.--Class A..................    700      63,952
         Yahoo!, Inc.*.............................  2,950      52,333
         Zimmer Holdings, Inc.*....................  1,000      30,540
         Zions Bancorporation......................    475      24,976
                                                           -----------
         TOTAL COMMON STOCKS.......................         54,225,547
                                                           -----------

         Options Purchased (4.3%)
                                                Contracts    Value
                                                ---------- -----------
        S&P 500 Call Option expiring
         January 2002 @ $600...................     20     $ 2,740,000
                                                           -----------
        TOTAL OPTIONS PURCHASED................              2,740,000
                                                           -----------
         Repurchase Agreement (11.4%)
                                                Principal
                                                 Amount
                                                ----------
        State Street Bank, 1.50%, 01/02/02,
         dated 12/31/01, with maturity value of
         $7,326,611 (Collateralized by Federal
         Farm Credit Bank security)............ $7,326,000   7,326,000
                                                           -----------
        TOTAL REPURCHASE AGREEMENT.............              7,326,000
                                                           -----------
        TOTAL INVESTMENTS
         (Cost $57,835,109)/(a)/ (100.2%)......             64,291,547
        Liabilities in excess of other
         assets ( - 0.2%)......................               (105,695)
                                                           -----------
        NET ASSETS   (100.0%)..................            $64,185,852
                                                           ===========
         Futures Contracts Purchased
                                                           Unrealized
                                                Contracts     Gain
                                                ---------- -----------
        S&P 500 Future Contract expiring
         March 2002 (Underlying face amount
         at value $36,162,000).................    126     $   425,932
        Emini S&P 500 Future Contract expiring
         March 2002 (Underlying face amount
         at value $401,800)....................        7   $     9,415

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $71,354,970 and differs from cost basis for financial reporting purposes by the amount of gains and losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $13,429,961 for wash sales and $89,900 for options. Net unrealized depreciation of securities as follows:

                   Unrealized appreciation.... $  6,531,744
                   Unrealized depreciation....  (13,595,167)
                                               ------------
                   Net unrealized depreciation $ (7,063,423)
                                               ============

ADR--American Depositary Receipt.

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Bull Plus                    Investments
                                                December 31, 2001


The ProFund VP Bull Plus' investment concentration based on net assets, by industry, as of December 31, 2001 was as follows:

                    Advertising......................  0.2%
                    Aerospace/Defense................  1.0%
                    Agriculture......................  0.9%
                    Airlines.........................  0.2%
                    Apparel..........................  0.2%
                    Auto Manufacturers...............  0.5%
                    Auto Parts & Equipment...........  0.2%
                    Banks............................  5.7%
                    Beverages........................  2.1%
                    Biotechnology....................  0.8%
                    Building Materials...............  0.1%
                    Chemicals........................  1.1%
                    Commercial Services..............  0.8%
                    Computers........................  4.0%
                    Cosmetics/Personal Care..........  1.7%
                    Distribution/Wholesale...........  0.1%
                    Diversified Financial Services...  5.3%
                    Electric.........................  2.3%
                    Electrical Components & Equipment  0.3%
                    Electronics......................  0.7%
                    Engineering & Construction.......  0.0%
                    Entertainment....................  0.0%
                    Environmental Control............  0.2%
                    Food.............................  1.8%
                    Forest & Paper Products..........  0.4%
                    Health Care......................  3.5%
                    Home Builders....................  0.1%
                    Home Furnishings.................  0.1%
                    Household Products...............  0.2%
                    Insurance........................  3.7%
                    Internet.........................  0.3%
                    Iron/Steel.......................  0.1%
                    Leisure Time.....................  0.3%
                    Lodging..........................  0.2%
                    Machinery & Equipment............  0.5%
                    Manufacturing....................  5.3%
                    Media............................  3.2%
                    Metals...........................  0.0%
                    Mining...........................  0.5%
                    Office/Business Equipment........  0.1%
                    Oil & Gas........................  5.4%
                    Packaging & Containers...........  0.1%
                    Pharmaceuticals..................  7.6%
                    Pipelines........................  0.2%
                    Real Estate Investment Trust.....  0.2%
                    Retail...........................  6.1%
                    Semiconductors...................  3.7%
                    Software.........................  4.8%
                    Telecommunications...............  7.1%
                    Textiles.........................  0.1%
                    Toys/Games/Hobbies...............  0.1%
                    Transportation...................  0.4%
                    Trucking & Leasing...............  0.0%
                    Other............................ 15.5%

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Bull Plus

       Statement of Assets and Liabilities
                                                       December 31, 2001
      Assets:
        Investments, at value (cost $50,509,109)........... $ 56,965,547
        Repurchase agreement, at amortized cost............    7,326,000
                                                            ------------
         Total Investments.................................   64,291,547
        Cash...............................................      160,040
        Dividends and interest receivable..................       73,543
        Receivable for investments sold....................        8,923
        Receivable for capital shares issued...............      311,253
                                                            ------------
         Total Assets......................................   64,845,306
                                                            ------------
      Liabilities:
        Payable for investments purchased..................       26,163
        Variation margin on futures contracts..............      414,050
        Advisory fees payable..............................       52,508
        Management servicing fees payable..................       10,502
        Administration fees payable........................        7,172
        Administrative servicing fees payable..............       47,256
        Distribution fees payable..........................       33,754
        Other accrued expenses.............................       68,049
                                                            ------------
         Total Liabilities.................................      659,454
                                                            ------------
      Net Assets........................................... $ 64,185,852
                                                            ============
      Net Assets consist of:
        Capital............................................ $ 79,790,057
        Accumulated net realized losses on investments and
         futures contracts.................................  (22,495,990)
        Net unrealized appreciation on investments and
         futures contracts.................................    6,891,785
                                                            ------------
      Net Assets........................................... $ 64,185,852
                                                            ============
        Shares of Beneficial Interest Outstanding..........    2,826,786
                                                            ============
        Net Asset Value (offering and redemption price per
         share)............................................ $      22.71
                                                            ============

       Statement of Operations
          For the period January 22, 2001/(a)/ through December 31, 2001
      Investment Income:
        Dividends (net of foreign taxes of $2,033).......... $    704,851
        Interest............................................      172,553
                                                             ------------
         Total Income.......................................      877,404
                                                             ------------
      Expenses:
        Advisory fees.......................................      433,114
        Management servicing fees...........................       86,623
        Administration fees.................................       22,554
        Administrative servicing fees.......................      202,119
        Distribution fees...................................      144,371
        Custody fees........................................       74,378
        Fund accounting fees................................       47,803
        Transfer agent fees.................................       33,680
        Other fees..........................................       72,917
                                                             ------------
         Total Expenses.....................................    1,117,559
                                                             ------------
      Net Investment Loss...................................     (240,155)
                                                             ------------
      Realized and Unrealized Gains/(Losses) on
       Investments:
        Net realized losses on investments and futures
         contracts..........................................  (22,495,990)
        Net change in unrealized appreciation on
         investments and futures contracts..................    6,891,785
                                                             ------------
         Net realized and unrealized losses on investments
          and futures contracts.............................  (15,604,205)
                                                             ------------
      Change in Net Assets Resulting from Operations........ $(15,844,360)
                                                             ============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Bull Plus

 Statement of Changes in Net Assets
                                                                                 For the period
                                                                              January 22, 2001/(a)/
                                                                                    through
                                                                               December 31, 2001
                                                                              --------------------
From Investment Activities:
Operations:
  Net investment loss........................................................    $    (240,155)
  Net realized losses on investments and futures contracts...................      (22,495,990)
  Net change in unrealized appreciation on investments and futures contracts.        6,891,785
                                                                                 -------------
  Change in net assets resulting from operations.............................      (15,844,360)
                                                                                 -------------
Capital Transactions:
  Proceeds from shares issued................................................      634,925,338
  Cost of shares redeemed....................................................     (554,895,126)
                                                                                 -------------
  Change in net assets resulting from capital transactions...................       80,030,212
                                                                                 -------------
  Change in net assets.......................................................       64,185,852
Net Assets:
  Beginning of period........................................................               --
                                                                                 -------------
  End of period..............................................................    $  64,185,852
                                                                                 =============
Share Transactions:
  Issued.....................................................................       26,514,721
  Redeemed...................................................................      (23,687,935)
                                                                                 -------------
  Change in shares...........................................................        2,826,786
                                                                                 =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Bull Plus

  Financial Highlights
 Selected data for a share of beneficial interest
 outstanding throughout the period indicated.
                                                            For the period
                                                         January 22, 2001/(a)/
                                                               through
                                                          December 31, 2001
                                                         --------------------
 Net Asset Value, Beginning of Period...................     $     30.00
                                                             -----------
 Investment Activities:
  Net investment loss...................................           (0.09)/(b)/
  Net realized and unrealized losses on investments and
    futures contracts...................................           (7.20)
                                                             -----------
  Total loss from investment activities.................           (7.29)
                                                             -----------
 Net Asset Value, End of Period.........................     $     22.71
                                                             ===========
 Total Return...........................................          (24.30)%/(c)/
 Ratios/Supplemental Data:
 Net assets, end of year................................     $64,185,852
 Ratio of expenses to average net assets................            1.94%/(d)/
 Ratio of net investment loss to average net assets.....           (0.42)%/(d)/
 Portfolio turnover.....................................             682%

------
/(a)/Commencement of operations.
/(b)/Per share net investment loss has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                              ProFund VP UltraOTC

   For the year ended December 31, 2001, the ProFund VP UltraOTC had a NAV total return of -68.72%*, compared to a return of -32.65% for the unmanaged NASDAQ-100 Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to 200% of the daily performance of the NASDAQ-100 Index. The NASDAQ-100 Index includes 100 of the largest and most active non-financial domestic and international companies listed on the NASDAQ Stock Market based on market capitalization.

   For the fiscal year, the ProFund VP UltraOTC achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the NASDAQ-100 Index (1.00 equals perfect correlation).

   The performance of the NASDAQ-100 Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the NASDAQ-100 Index or any of the companies included in the NASDAQ-100 Index.


Value of a $10,000 Investment

                   [CHART]

            ProFund VP UltraOTC   NASDAQ-100
            -------------------   ----------
10/18/1999       $10,000           $10,000
12/31/1999        23,643            15,696
 3/31/2000        30,650            18,617
 6/30/2000        19,437            15,933
 9/30/2000        16,490            15,115
12/31/2000         6,295             9,913
 3/31/2001         2,455             6,660
 6/30/2001         3,013             7,748
 9/30/2001         1,150             4,946
12/31/2001         1,969             6,676

---------------------------------------
      Average Annual Total Return
             as of 12/31/01
---------------------------------------
                           Since
                         Inception
              1 Year    (10/18/99)
------------------------------------------
VP UltraOTC  (68.72)%    (52.18)%
------------------------------------------
* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP UltraOTC is measured against the NASDAQ-100 Index, an unmanaged index generally representative of the performance of the NASDAQ Stock Market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraOTC                     Investments
                                                December 31, 2001


           Common Stocks (94.5%)
                                                  Shares     Value
                                                  ------- ------------
          Abgenix, Inc.*.........................   7,080 $    238,171
          ADC Telecommunications, Inc.*..........  84,370      388,102
          Adelphia Communications Corp.--
           Class A*..............................  16,815      524,292
          Adobe Systems, Inc.....................  19,765      613,703
          Altera Corp.*..........................  46,315      982,804
          Amazon.com, Inc.*......................  21,240      229,817
          Amgen, Inc.*...........................  41,595    2,347,621
          Andrx Group*...........................   5,900      415,419
          Apollo Group, Inc.--Class A*...........  10,030      451,450
          Apple Computer, Inc.*..................  41,890      917,391
          Applied Materials, Inc.*...............  35,990    1,443,199
          Applied Micro Circuits Corp.*..........  29,500      333,940
          Atmel Corp.*...........................  29,795      219,589
          BEA Systems, Inc.*.....................  31,565      486,101
          Bed Bath & Beyond, Inc.*...............  33,335    1,130,056
          Biogen, Inc.*..........................  15,635      896,667
          Biomet, Inc............................  30,975      957,127
          Broadcom Corp.--Class A*...............  14,455      590,776
          Brocade Communications Systems, Inc.*..  20,060      664,387
          CDW Computer Centers, Inc.*............   7,670      411,956
          Cephalon, Inc.*........................   3,835      289,868
          Charter Communications, Inc.--Class A*.  26,255      431,370
          Check Point Software Technologies Ltd.*  20,355      811,961
          Chiron Corp.*..........................  22,715      995,826
          CIENA Corp.*...........................  33,335      477,024
          Cintas Corp............................  17,405      835,440
          Cisco Systems, Inc.*................... 224,200    4,060,261
          Citrix Systems, Inc.*..................  19,175      434,506
          Comcast Corp.--Special Class A*........  38,350    1,380,599
          Compuware Corp.*.......................  19,470      229,551
          Comverse Technology, Inc.*.............  16,520      369,552
          Concord EFS, Inc.*.....................  48,675    1,595,567
          Conexant Systems, Inc.*................  24,190      347,368
          Costco Wholesale Corp.*................  20,355      903,355
          CYTYC Corp.*...........................  10,325      269,483
          Dell Computer Corp.*...................  82,010    2,229,032
          eBay, Inc.*............................  17,405    1,164,394
          EchoStar Communications Corp.--
           Class A*..............................  21,240      583,463
          Electronic Arts, Inc.*.................  11,800      707,410
          Ericsson (LM) Telephone Co.--ADR.......  87,025      454,271
          Express Scripts, Inc.--Class A*........   5,900      275,884
          Fiserv, Inc.*..........................  20,060      848,939
          Flextronics International Ltd.*........  45,135    1,082,788
          Gemstar-TV Guide International, Inc.*..  37,170    1,029,609
          Genzyme Corp.--General Division*.......  22,715    1,359,720
          Gilead Sciences, Inc.*.................   7,965      523,460
          Human Genome Sciences, Inc.*...........  10,915      368,054
          i2 Technologies, Inc.*.................  38,645      305,296
          ICOS Corp.*............................   4,425      254,172
          IDEC Pharmaceuticals Corp.*............  14,160      976,049
          ImClone Systems, Inc.*.................   6,490      301,525
          Immunex Corp.*.........................  64,015    1,773,856
          Integrated Device Technology, Inc.*....   8,555      227,477
          Intel Corp............................. 200,895    6,318,148
          Intuit, Inc.*..........................  22,715      971,748
          Invitrogen Corp.*......................   4,130      255,771
          JDS Uniphase Corp.*.................... 119,180    1,034,482

          Common Stocks, continued
                                                Shares       Value
                                              ----------- ------------
         Juniper Networks, Inc.*.............      18,290 $    346,596
         KLA-Tencor Corp.*...................      19,175      950,313
         Linear Technology Corp..............      36,285    1,416,566
         Maxim Integrated Products, Inc.*....      38,645    2,029,249
         MedImmune, Inc.*....................      19,470      902,435
         Mercury Interactive Corp.*..........       7,670      260,627
         Microchip Technology, Inc.*.........       9,440      365,706
         Microsoft Corp.*....................     158,415   10,494,993
         Millennium Pharmaceuticals, Inc.*...      20,945      513,362
         Molex, Inc..........................       8,260      255,647
         Network Appliance, Inc.*............      29,500      645,165
         Nextel Communications, Inc.--
          Class A*...........................      84,075      921,462
         Novellus Systems, Inc.*.............      12,390      488,786
         NVIDIA Corp.*.......................      13,275      888,098
         Oracle Corp.*.......................     198,240    2,737,694
         PACCAR, Inc.........................       7,375      483,947
         PanAmSat Corp.*.....................      17,405      380,821
         Paychex, Inc........................      30,385    1,058,917
         PeopleSoft, Inc.*...................      36,580    1,470,516
         PMC-Sierra, Inc.*...................      15,635      332,400
         Protein Design Labs, Inc.*..........       7,375      241,900
         QLogic Corp.*.......................       7,965      354,522
         Qualcomm, Inc.*.....................      78,765    3,977,633
         Rational Software Corp.*............      17,405      339,398
         RF Micro Devices, Inc.*.............      16,225      312,007
         Sanmina-SCI Corp.*..................      47,495      945,151
         Sepracor, Inc.*.....................       6,785      387,152
         Siebel Systems, Inc.*...............      46,315    1,295,894
         Smurfit-Stone Container Corp.*......      20,355      325,069
         Staples, Inc.*......................      26,550      496,485
         Starbucks Corp.*....................      45,430      865,442
         Sun Microsystems, Inc.*.............     120,655    1,484,057
         Symantec Corp.*.....................       6,195      410,914
         Synopsys, Inc.*.....................       4,720      278,810
         Tellabs, Inc.*......................      20,060      300,098
         TMP Worldwide, Inc.*................      10,030      430,287
         USA Networks, Inc.*.................      30,680      837,871
         VeriSign, Inc.*.....................      16,520      628,421
         Veritas Software Corp.*.............      35,105    1,573,757
         Vitesse Semiconductor Corp.*........      17,700      220,011
         WorldCom, Inc.--WorldCom Group*.....      91,155    1,283,462
         Xilinx, Inc.*.......................      37,760    1,474,528
         Yahoo!, Inc.*.......................      23,305      413,431
                                                          ------------
         TOTAL COMMON STOCKS.................               96,539,447
                                                          ------------
          Repurchase Agreement (11.7%)
                                               Principal
                                                Amount
                                              -----------
         State Street Bank, 1.50%, 01/02/02,
          dated 12/31/01, with maturity value
          of $11,933,994 (Collateralized by
          Federal Farm Credit Bank security). $11,933,000   11,933,000
                                                          ------------
         TOTAL REPURCHASE AGREEMENT..........               11,933,000
                                                          ------------
         TOTAL INVESTMENTS
          (Cost $96,268,672)/(a)/ (106.2%)...              108,472,447
         Liabilities in excess of other
          assets ( - 6.2%)...................               (6,341,096)
                                                          ------------
         NET ASSETS (100.0%).................             $102,131,351
                                                          ============

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraOTC                     Investments
                                                December 31, 2001

          Futures Contracts Purchased
                                                           Unrealized
                                                Contracts     Loss
                                                --------- ------------
         NASDAQ Future Contract expiring March
          2002 (Underlying face amount at value
          $2,528,000)..........................    16     $     (8,880)

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $214,309,826 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $118,041,154. Net unrealized depreciation of securities as follows:

                   Unrealized appreciation.... $  13,137,613
                   Unrealized depreciation....  (118,974,992)
                                               -------------
                   Net unrealized depreciation $(105,837,379)
                                               =============

ADR--American Depositary Receipt.

The ProFund VP UltraOTC's investment concentration based on net assets, by industry, as of December 31, 2001, was as follows:

       Auto Manufacturers.........................................  0.5%
       Biotechnology..............................................  9.8%
       Commercial Services........................................  3.0%
       Computers..................................................  7.6%
       Electrical Components & Equipment..........................  0.3%
       Electronics................................................  2.0%
       Health Care................................................  1.2%
       Internet...................................................  4.3%
       Media......................................................  4.1%
       Packaging & Containers.....................................  0.3%
       Pharmaceuticals............................................  3.3%
       Retail.....................................................  3.7%
       Semiconductors............................................. 18.6%
       Software................................................... 20.4%
       Telecommunications......................................... 14.6%
       Textiles...................................................  0.8%
       Other......................................................  5.5%

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP UltraOTC


      Statement of Assets and Liabilities
                                                        December 31, 2001
     Assets:
       Investments, at value (cost $84,335,672)............ $  96,539,447
       Repurchase agreement, at amortized cost.............    11,933,000
                                                            -------------
        Total Investments..................................   108,472,447
       Cash................................................       736,614
       Dividends and interest receivable...................         3,146
       Variation margin on futures contracts...............       144,830
       Prepaid expenses....................................         1,042
                                                            -------------
        Total Assets.......................................   109,358,079
                                                            -------------
     Liabilities:
       Payable for capital shares redeemed.................     4,519,477
       Unrealized depreciation on swap contracts...........     2,453,307
       Advisory fees payable...............................        71,818
       Management servicing fees payable...................        14,364
       Administration fees payable.........................         8,889
       Administrative servicing fees payable...............        58,590
       Distribution fees payable...........................        41,850
       Other accrued expenses..............................        58,433
                                                            -------------
        Total Liabilities..................................     7,226,728
                                                            -------------
     Net Assets............................................ $ 102,131,351
                                                            =============
     Net Assets consist of:
       Capital............................................. $ 456,689,425
       Accumulated undistributed net investment income.....        30,771
       Accumulated net realized losses on investments,
        futures contracts and swap contracts...............  (364,330,433)
       Net unrealized appreciation on investments, futures
        contracts and swap contracts.......................     9,741,588
                                                            -------------
     Net Assets............................................ $ 102,131,351
                                                            =============
       Shares of Beneficial Interest Outstanding...........    21,156,517
                                                            =============
       Net Asset Value (offering and redemption price per
        share)............................................. $        4.83
                                                            =============

       Statement of Operations
                                    For the year ended December 31, 2001
      Investment Income:
        Interest.......................................... $     261,789
        Dividends (net of foreign taxes of $228)..........        40,207
                                                           -------------
         Total Income.....................................       301,996
                                                           -------------
      Expenses:
        Advisory fees.....................................       647,699
        Management servicing fees.........................       129,540
        Administration fees...............................        48,174
        Administrative servicing fees.....................       295,558
        Distribution fees.................................       215,900
        Custody fees......................................        81,084
        Fund accounting fees..............................        75,525
        Transfer agent fees...............................        43,410
        Other fees........................................       140,910
                                                           -------------
         Total Expenses...................................     1,677,800
                                                           -------------
      Net Investment Loss.................................    (1,375,804)
                                                           -------------
      Realized and Unrealized Gains/(Losses) on
       Investments:
        Net realized losses on investments, futures
         contracts and swap contracts.....................  (145,249,697)
        Net change in unrealized appreciation/
         (depreciation) on investments, futures contracts
         and swap contracts...............................    36,284,761
                                                           -------------
         Net realized and unrealized losses on
          investments, futures contracts and swap
          contracts.......................................  (108,964,936)
                                                           -------------
      Change in Net Assets Resulting from
       Operations......................................... $(110,340,740)
                                                           =============

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP UltraOTC

 Statements of Changes in Net Assets
                                                                                                        For the
                                                                                                      year ended
                                                                                                   December 31, 2001
                                                                                                   -----------------
From Investment Activities:
Operations:
  Net investment loss.............................................................................   $  (1,375,804)
  Net realized losses on investments, futures contracts and swap contracts........................    (145,249,697)
  Net change in unrealized appreciation/(depreciation) on investments, futures contracts and swap
   contracts......................................................................................      36,284,761
                                                                                                     -------------
  Change in net assets resulting from operations..................................................    (110,340,740)
                                                                                                     -------------
Distributions to Shareholders From:
  Net realized gains on investments and futures contracts.........................................              --
  In excess of net realized gains on investments and futures contracts............................              --
                                                                                                     -------------
  Change in net assets resulting from distributions...............................................              --
                                                                                                     -------------
Capital Transactions:
  Proceeds from shares issued.....................................................................     401,093,771
  Dividends reinvested............................................................................              --
  Cost of shares redeemed.........................................................................    (304,119,558)
                                                                                                     -------------
  Change in net assets resulting from capital transactions........................................      96,974,213
                                                                                                     -------------
  Change in net assets............................................................................     (13,366,527)
Net Assets:
  Beginning of year...............................................................................     115,497,878
                                                                                                     -------------
  End of year.....................................................................................   $ 102,131,351
                                                                                                     =============
Share Transactions:
  Issued..........................................................................................      67,747,393
  Reinvested......................................................................................              --
  Redeemed........................................................................................     (54,069,370)
                                                                                                     -------------
  Change in shares................................................................................      13,678,023
                                                                                                     =============

 Statements of Changes in Net Assets
                                                                                                        For the
                                                                                                      year ended
                                                                                                   December 31, 2000
                                                                                                   -----------------
From Investment Activities:
Operations:
  Net investment loss.............................................................................   $  (1,370,391)
  Net realized losses on investments, futures contracts and swap contracts........................    (212,094,656)
  Net change in unrealized appreciation/(depreciation) on investments, futures contracts and swap
   contracts......................................................................................     (42,505,317)
                                                                                                     -------------
  Change in net assets resulting from operations..................................................    (255,970,364)
                                                                                                     -------------
Distributions to Shareholders From:
  Net realized gains on investments and futures contracts.........................................     (13,103,004)
  In excess of net realized gains on investments and futures contracts............................      (9,057,967)
                                                                                                     -------------
  Change in net assets resulting from distributions...............................................     (22,160,971)
                                                                                                     -------------
Capital Transactions:
  Proceeds from shares issued.....................................................................     584,167,480
  Dividends reinvested............................................................................      22,160,969
  Cost of shares redeemed.........................................................................    (280,596,823)
                                                                                                     -------------
  Change in net assets resulting from capital transactions........................................     325,731,626
                                                                                                     -------------
  Change in net assets............................................................................      47,600,291
Net Assets:
  Beginning of year...............................................................................      67,897,587
                                                                                                     -------------
  End of year.....................................................................................   $ 115,497,878
                                                                                                     =============
Share Transactions:
  Issued..........................................................................................      10,524,638
  Reinvested......................................................................................       1,300,526
  Redeemed........................................................................................      (5,303,886)
                                                                                                     -------------
  Change in shares................................................................................       6,521,278
                                                                                                     =============

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP UltraOTC



 Financial Highlights
Selected data for a share of
beneficial interest outstanding
throughout the periods indicated.
                                                                                 For the period
                                         For the              For the         October 18, 1999/(a)/
                                       year ended           year ended              through
                                    December 31, 2001    December 31, 2000     December 31, 1999
                                    -----------------    -----------------    --------------------
Net Asset Value, Beginning of
 Period............................   $      15.44         $      70.93           $     30.00
                                      ------------         ------------           -----------
Investment Activities:
 Net investment loss...............          (0.11)/(b)/          (0.40)/(b)/           (0.06)
 Net realized and unrealized
   gains/(losses) on investments,
   futures contracts and swap
   contracts.......................         (10.50)              (51.29)                40.99
                                      ------------         ------------           -----------
 Total income/(loss) from
   investment activities...........         (10.61)              (51.69)                40.93
                                      ------------         ------------           -----------
Distributions to Shareholders From:
 Net realized gains on investments
   and futures contracts...........             --                (2.25)                   --
 In excess of net realized gains
   on investments and futures
   contracts.......................             --                (1.55)                   --
                                      ------------         ------------           -----------
 Total distributions...............             --                (3.80)                   --
                                      ------------         ------------           -----------
Net Asset Value, End of Period.....   $       4.83         $      15.44           $     70.93
                                      ============         ============           ===========
Total Return.......................         (68.72)%             (73.37)%              136.43%/(c)/
Ratios/Supplemental Data:
Net assets, end of year............   $102,131,351         $115,497,878           $67,897,587
Ratio of expenses to average net
 assets............................           1.95%                1.65%                 1.65%/(d)/
Ratio of net investment loss to
 average net assets................          (1.60)%              (0.79)%               (0.77)%/(d)/
Ratio of expenses to average net
 assets*...........................           1.95%                1.65%                 1.97%/(d)/
Portfolio turnover.................            465%                 683%                  101%

------
*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
/(a)/Commencement of operations.
/(b)/Per share net investment loss has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                           ProFund VP UltraSmall-Cap

   For the year ended December 31, 2001, the ProFund VP UltraSmall-Cap had a NAV total return of -7.61%*, compared to a return of 1.03% for the unmanaged Russell 2000 Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to 200% of the daily performance of the Russell 2000 Index. The Russell 2000 Index, an unmanaged index, consists of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000 Index.

   For the fiscal year, the ProFund VP UltraSmall-Cap achieved an average daily statistical correlation of over 0.99 to 200% of the daily performance of the Russell 2000 Index (1.00 equals perfect correlation).

   The performance of the Russell 2000 Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the Russell 2000 Index or any of the companies included in the Russell 2000 Index.

Value of a $10,000 Investment

                  [CHART]

             ProFund VP Ultra Small-Cap  Russell 2000
             --------------------------  ------------
10/18/1999             $10,000              $10,000
12/31/1999              11,997               12,344
 3/31/2000              12,643               13,184
 6/30/2000              11,587               12,649
 9/30/2000              11,420               12,750
12/31/2000               9,340               11,825
 3/31/2001               7,825               11,018
 6/30/2001               9,889               12,540
 9/30/2001               6,012                9,901
12/31/2001               8,630               11,946

---------------------------------------
      Average Annual Total Return
             as of 12/31/01
---------------------------------------
                                Since
                              Inception
                   1 Year    (10/18/99)
---------------------------------------
VP UltraSmall-Cap  (7.61)%    (6.47)%
---------------------------------------

* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP UltraSmall-Cap is measured against the Russell 2000 Index, an unmanaged index generally representative of the performance of small sized companies as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraSmall-Cap               Investments
                                                December 31, 2001

           Common Stocks (88.9%)
                                                   Shares    Value
                                                   ------ -----------
          3TEC Energy Corp.*......................  4,698 $    65,772
          Aaron Rents, Inc........................  4,611      75,159
          ABIOMED, Inc.*..........................  2,958      46,796
          ABM Industries, Inc.....................  4,089     128,190
          Acacia Research Corp.*..................  4,350      48,155
          Accredo Health, Inc.*...................  2,349      93,255
          Actel Corp.*............................  3,045      60,626
          Active Power, Inc.*.....................  4,176      28,397
          Activision, Inc.*.......................  2,610      67,886
          Actuate Corp.*.......................... 12,093      63,730
          Adaptec, Inc.*.......................... 10,875     157,688
          Adolor Corp.*...........................  3,480      62,466
          Advanced Digital Information Corp.*.....  6,003      96,288
          Advanced Energy Industries, Inc.*.......  2,088      55,624
          Advanta Corp.--Class A..................  4,698      46,698
          ADVO, Inc.*.............................  2,349     101,007
          Aeroflex, Inc.*......................... 10,005     189,394
          Affiliated Managers Group, Inc.*........  2,610     183,952
          Agile Software Corp.*...................  4,350      74,907
          AGL Resources, Inc......................  9,048     208,285
          Airborne, Inc...........................  6,090      90,315
          Airgas, Inc.*...........................  8,787     132,859
          AirGate PCS, Inc.*......................  1,566      71,331
          AK Steel Holding Corp...................  7,308      83,165
          Akamai Technologies, Inc.*.............. 12,180      72,349
          Alamosa Holdings, Inc.*.................  7,656      91,336
          Alaska Air Group, Inc.*.................  3,480     101,268
          Albany Molecular Research, Inc.*........  2,175      57,616
          Alexander & Baldwin, Inc................  6,873     183,508
          Alexion Pharmaceuticals, Inc.*..........  3,045      74,420
          Alfa Corp...............................  7,743     173,752
          Allen Telecom, Inc.*....................  4,872      41,412
          ALLETE, Inc.............................  2,697      67,964
          Alliant Techsystems, Inc.*..............  2,871     221,642
          Allied Capital Corp.....................  4,002     104,052
          Alpha Industries, Inc.*.................  4,698     102,416
          Alpharma, Inc...........................  2,871      75,938
          American Greetings Corp.--Class A.......  7,221      99,505
          American Italian Pasta Co.*.............  2,958     124,325
          American Management Systems, Inc.*......  3,393      61,345
          American Medical Systems Holdings, Inc.*  3,915      81,001
          American Superconductor Corp.*..........  3,393      41,598
          AmeriPath, Inc.*........................  2,262      72,972
          AmSurg Corp.*...........................  2,697      73,304
          Amylin Pharmaceuticals, Inc.*...........  7,308      66,795
          ANADIGICS, Inc.*........................  4,350      66,338
          Andrew Corp.*...........................  8,091     177,111
          Anixter International, Inc.*............  2,436      70,668
          AnnTaylor Stores Corp.*.................  3,132     109,620
          ANSYS, Inc.*............................  4,176     102,938
          Aphton Corp.*...........................  3,393      49,538
          Apogee Enterprises, Inc.................  5,655      89,462
          Applebee's International, Inc...........  5,046     172,573
          Apria Healthcare Group, Inc.*...........  4,350     108,707
          AptarGroup, Inc.........................  4,350     152,381
          Arbitron, Inc.*.........................  3,045     103,987
          Arch Chemicals, Inc.....................  4,263      98,902
          ArQule, Inc.*...........................  3,654      62,118

            Common Stocks, continued
                                                   Shares    Value
                                                   ------ -----------
           Art Technology Group, Inc.*............ 11,223 $    39,056
           Artesyn Technologies, Inc.*............  5,220      48,598
           Arthur J. Gallagher & Co...............  2,697      93,020
           ArvinMeritor, Inc......................  7,743     152,072
           Ascential Software Corp.*.............. 30,189     122,265
           Aspen Technology, Inc.*................  3,915      65,772
           AstroPower, Inc.*......................  2,001      80,900
           Asyst Technologies, Inc.*..............  6,525      83,259
           AT&T Latin America Corp.*.............. 16,878      19,916
           Atlantic Coast Airlines Holdings, Inc.*  3,480      81,049
           ATMI, Inc.*............................  3,306      78,848
           Atrix Laboratories, Inc.*..............  2,958      60,964
           ATS Medical, Inc.*.....................  5,655      29,972
           Atwood Oceanics, Inc.*.................  2,349      81,863
           Auspex Systems, Inc.*.................. 10,614      19,105
           AVANIR Pharmaceuticals--Class A*....... 12,093      51,516
           AVANT Immunotherapeutics, Inc.*........ 14,007      56,168
           Avant! Corp.*..........................  5,481     112,306
           Avici Systems, Inc.*................... 10,788      31,393
           Avigen, Inc.*..........................  3,915      45,062
           Avista Corp............................  5,829      77,293
           Avocent Corp.*.........................  5,046     122,366
           AXT, Inc.*.............................  3,132      45,195
           Ball Corp..............................  2,610     184,527
           Bally Total Fitness Holding Corp.*.....  3,480      75,029
           BancorpSouth, Inc...................... 11,919     197,855
           BARRA, Inc.*...........................  1,827      86,033
           Bay View Capital Corp.*................  9,657      70,786
           BE Aerospace, Inc.*....................  3,654      33,507
           Beasley Broadcast Group, Inc.--Class A*  5,133      66,780
           Bel Fuse, Inc.--Class B................  2,610      65,381
           Benchmark Electronics, Inc.*...........  3,132      59,383
           Berry Petroleum Co.--Class A...........  6,351      99,711
           Beverly Enterprises, Inc.*............. 11,832     101,755
           Bio-Technology General Corp.*..........  7,656      63,009
           Biosite Diagnostics, Inc.*.............  2,001      36,758
           Black BOX Corp.*.......................  2,175     115,014
           Black Hills Corp.......................  2,610      88,322
           BlackRock, Inc.*.......................  2,175      90,698
           Blyth, Inc.............................  3,567      82,933
           BMC Industries, Inc.................... 15,834      32,618
           Bob Evans Farms, Inc...................  6,873     168,870
           Borders Group, Inc.*...................  3,654      72,495
           BorgWarner, Inc........................  2,436     127,281
           Borland Software Corp.*................  6,786     106,269
           Boyds Collection Ltd.*.................  8,178      55,365
           Brady Corp.--Class A...................  2,784     101,894
           Brandywine Realty Trust................  5,307     111,818
           Brooks Automation, Inc.*...............  2,175      88,457
           Bruker Daltronics, Inc.*...............  6,873     112,374
           BSB Bancorp, Inc....................... 10,875     257,845
           C&D Technologies, Inc..................  2,523      57,651
           C-COR.net Corp.*.......................  6,177      89,999
           Cable Design Technologies Corp.*.......  5,220      71,410
           California Water Service Group.........  5,655     145,616
           Caliper Technologies Corp.*............  4,176      65,187
           Callaway Golf Co.......................  5,046      96,631
           Cambrex Corp...........................  3,132     136,555

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraSmall-Cap               Investments
                                                December 31, 2001

 Common Stocks, continued
                                                             Shares    Value
                                                             ------ -----------
Camden Property Trust.......................................  6,612 $   242,660
Capital Automotive Real Estate Investment Trust............. 14,007     278,599
Career Education Corp.*.....................................  4,002     137,188
Carlisle Companies, Inc.....................................  3,132     115,821
Carpenter Technology Corp...................................  3,306      88,006
Cascade Natural Gas Corp....................................  7,395     163,060
Catellus Development Corp.*.................................  5,046      92,846
CBRL Group, Inc.............................................  6,612     194,657
CEC Entertainment, Inc.*....................................  3,567     154,772
Cell Genesys, Inc.*.........................................  4,002      93,006
Cell Therapeutics, Inc.*....................................  4,785     115,510
Centillium Communications, Inc.*............................  3,567      28,037
Central Coast Bancorp*......................................  2,958      65,076
Cerus Corp.*................................................  1,131      51,743
Champion Enterprises, Inc.*.................................  6,786      83,536
Charles River Laboratories International, Inc.*.............  3,654     122,336
Charlotte Russe Holding, Inc.*..............................  3,393      63,144
Charming Shoppes, Inc.*..................................... 12,615      66,986
Checkpoint Systems, Inc.*...................................  4,350      58,290
Chelsea Property Group, Inc.................................  6,612     324,650
Chemed Corp.................................................  3,132     106,175
Chemical Financial Corp.....................................  5,394     162,683
Chesapeake Energy Corp.*.................................... 13,833      91,436
Chico's FAS, Inc.*..........................................  2,784     110,525
Choice Hotels International, Inc.*..........................  8,004     177,290
Christopher & Banks Corp.*..................................  4,137     141,692
Church & Dwight, Inc........................................  6,090     162,177
Cima Labs, Inc.*............................................  1,479      53,466
Circuit City Stores, Inc.--CarMax Group*....................  4,437     100,897
Citizens Banking Corp., Michigan............................  7,656     251,728
City Holding Co.*...........................................  5,829      70,181
Claire's Stores, Inc........................................  4,089      61,744
Clarcor, Inc................................................  5,046     136,999
Clayton Homes, Inc..........................................  5,655      96,701
CNF, Inc....................................................  4,002     134,266
CoBiz, Inc..................................................  4,959      66,947
Cognex Corp.*...............................................  3,480      89,123
Cognizant Technology Solutions Corp.*.......................  1,479      60,609
Coherent, Inc.*.............................................  2,958      91,461
Cohu, Inc...................................................  2,958      58,421
Coinstar, Inc.*.............................................  3,828      95,700
Collins & Aikman Corp.*..................................... 13,137     101,155
Commerce Bancorp, Inc.......................................  2,436      95,832
Commerce One, Inc.*......................................... 41,064     146,598
Commercial Federal Corp.....................................  6,699     157,427
Commercial Metals Co........................................  4,350     152,163
Commscope, Inc.*............................................  5,829     123,983
CompX International, Inc.--Class B..........................  6,351      82,372
Conectiv, Inc...............................................  3,306      80,964
Conestoga Enterprises, Inc..................................  2,610      83,390
CONMED Corp.*...............................................  6,003     119,820
Connetics Corp.*............................................ 10,701     127,342
Consolidated Freightways Corp.*............................. 11,397      58,011
Copart, Inc.*...............................................  4,872     177,195
Corixa Corp.*...............................................  5,481      82,599
Corn Products International, Inc............................  5,220     184,005
Cornerstone Realty Income Trust, Inc........................ 22,881     259,699

 Common Stocks, continued
                                                             Shares    Value
                                                             ------ -----------
Corporate Executive Board Co.*..............................  2,610 $    95,787
Corvas International, Inc.*.................................  5,568      36,470
Cost Plus, Inc.*............................................  2,436      64,554
CoStar Group, Inc.*.........................................  2,523      60,577
Covance, Inc.*..............................................  6,873     156,017
Covanta Energy Corp.*.......................................  6,699      30,279
Coventry Health Care, Inc.*.................................  6,525     130,174
CPI Corp....................................................  2,958      49,103
Crawford & Co.--Class B.....................................  8,526      99,925
Credence Systems Corp.*.....................................  5,568     103,398
Crompton Corp............................................... 11,832     106,488
Crown Cork & Seal Co., Inc.*................................ 20,619      52,372
CT Communications, Inc......................................  4,698      77,564
CTS Corp....................................................  3,654      58,099
Cubist Pharmaceuticals, Inc.*...............................  3,045     109,498
Cullen/Frost Bankers, Inc...................................  2,958      91,343
Cumulus Media, Inc.*........................................  7,569     122,466
CV Therapeutics, Inc.*......................................  1,827      95,041
Cyberonics, Inc.*...........................................  4,611     122,330
Cygnus, Inc.*...............................................  6,699      35,170
Cymer, Inc.*................................................  3,567      95,346
Cytec Industries, Inc.*.....................................  4,524     122,148
Cytogen Corp.*.............................................. 14,007      42,161
D.R. Horton, Inc............................................  3,480     112,961
Dal-Tile International, Inc.*...............................  8,352     194,184
Datascope Corp..............................................  2,871      97,384
DDi Corp.*..................................................  6,612      65,062
Dean Foods Co...............................................  3,828     261,069
Del Monte Foods Co.*........................................  8,787      74,777
Delphi Financial Group, Inc.--Class A.......................  2,784      92,707
Delta & Pine Land Co........................................  5,133     116,160
Developers Diversified Realty Corp.......................... 14,877     284,151
Diagnostic Products Corp....................................  3,828     168,241
Dial Corp...................................................  8,874     152,189
Digex, Inc.*................................................  5,742      17,169
Digital Lightwave, Inc.*....................................  2,436      22,850
Dillard's, Inc.--Class A.................................... 11,310     180,960
Dionex Corp.*...............................................  3,219      82,117
Direct Focus, Inc.*.........................................  3,132      97,718
DMC Stratex Networks, Inc.*.................................  8,961      69,717
Documentum, Inc.*...........................................  7,221     156,840
Dole Food Co., Inc..........................................  5,481     147,055
Dollar Thrifty Automotive Group, Inc.*......................  4,002      62,031
Donaldson Co., Inc..........................................  5,307     206,123
Dover Downs Entertainment, Inc..............................  5,568      85,190
Duane Reade, Inc.*..........................................  2,262      68,652
Dyax Corp.*.................................................  3,741      41,039
Dycom Industries, Inc.*.....................................  3,132      52,336
E.piphany, Inc.*............................................ 10,353      90,175
Eastgroup Properties, Inc...................................  8,787     202,716
Echelon Corp.*..............................................  2,697      38,190
Eclipsys Corp.*.............................................  5,307      88,892
Edison Schools, Inc.--Class A*..............................  3,045      59,834
Education Management Corp.*.................................  2,175      78,844
Edwards Lifesciences Corp.*.................................  6,003     165,863
eFunds Corp.*...............................................  5,568      76,560
EGL, Inc.*..................................................  4,698      65,537
El Paso Electric Co.*....................................... 10,266     148,857
Elantec Semiconductor, Inc.*................................  3,306     126,949

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraSmall-Cap               Investments
                                                December 31, 2001

            Common Stocks, continued
                                                   Shares    Value
                                                   ------ -----------
           Electro Scientific Industries, Inc.*...  2,784 $    83,548
           Electroglas, Inc.*.....................  4,002      59,110
           Electronics for Imaging, Inc.*.........  4,698     104,812
           EMCORE Corp.*..........................  2,871      38,615
           Emisphere Technologies, Inc.*..........  3,219     102,718
           Empire District Electric Co............  5,829     122,409
           Encompass Services Corp.*..............  9,657      28,005
           Encore Wire Corp.*.....................  5,481      66,320
           Energen Corp...........................  4,698     115,806
           Entegris, Inc.*........................  6,525      71,514
           Enzo Biochem, Inc.*....................  2,523      59,291
           Essex Property Trust, Inc..............  4,872     240,726
           Esterline Technologies Corp.*..........  3,306      52,929
           Ethan Allen Interiors, Inc.............  2,697     112,168
           Exar Corp.*............................  5,742     119,721
           EXE Technologies, Inc.*................ 11,832      60,225
           Exelixis, Inc.*........................  4,437      73,743
           Extended Stay America, Inc.*...........  5,568      91,315
           F.Y.I., Inc.*..........................  2,349      78,692
           Factory 2-U Stores, Inc.*..............  2,436      48,817
           FactSet Research Systems, Inc..........  2,784      97,301
           Fair, Isaac & Co., Inc.................  2,436     153,517
           FalconStor Software, Inc.*.............  6,264      56,752
           Federal Signal Corp....................  6,873     153,062
           FEI Co.*...............................  1,827      57,569
           Ferro Corp.............................  5,568     143,655
           Filenet Corp.*.........................  4,611      93,557
           Finish Line, Inc.--Class A*............  5,916      90,456
           First American Financial Corp..........  6,090     114,127
           First Commonwealth Financial Corp...... 12,702     146,327
           First Merchants Corp...................  6,177     148,372
           First Sentinel Bancorp, Inc............ 12,876     161,208
           Fisher Scientific International, Inc.*.  4,959     144,802
           Fleetwood Enterprises, Inc.............  6,525      73,928
           Fleming Companies, Inc.................  5,655     104,618
           Florida Rock Industries, Inc...........  5,046     184,583
           Flow International Corp.*..............  5,568      68,876
           Flowserve Corp.*.......................  5,307     141,219
           Footstar, Inc.*........................  2,262      70,801
           Forest City Enterprises--Class A.......  4,263     164,979
           Forest Oil Corp.*......................  3,045      85,899
           Friedman, Billings, Ramsey Group, Inc.* 14,964      77,663
           Frontier Oil Corp......................  5,916      98,442
           FSI International, Inc.*...............  6,177      56,952
           FuelCell Energy, Inc.*.................  4,089      74,175
           Fulton Financial Corp..................  6,003     131,045
           Furniture Brands International, Inc.*..  5,655     181,072
           G & K Services, Inc....................  3,393     109,594
           Gartner Group, Inc.*................... 10,440     122,044
           Gaylord Entertainment Co.*.............  4,611     113,431
           Gene Logic, Inc.*......................  3,828      72,120
           General Cable Corp.....................  4,437      58,125
           Genesco, Inc.*.........................  2,436      50,571
           Gentiva Health Services, Inc.*.........  3,741      82,115
           Genuity, Inc.*......................... 30,885      48,798
           Genzyme Corp.--Genzyme Biosurgery
            Division*............................. 12,006      63,752
           Georgia Gulf Corp......................  4,698      86,913

           Common Stocks, continued
                                                    Shares    Value
                                                    ------ -----------
          Gerber Scientific, Inc...................  7,308 $    67,964
          German American Bancorp..................  4,260      69,012
          Getty Images, Inc.*......................  3,915      89,967
          Global Payments, Inc.....................  2,958     101,755
          GlobespanVirata, Inc.*...................  8,004     103,652
          Gray Communications Systems, Inc.........  5,829      80,907
          Greater Bay Bancorp......................  5,307     151,674
          Greif Brothers Corp.--Class A............  3,567     117,533
          Grey Wolf, Inc.*......................... 19,575      58,138
          GTECH Holdings Corp.*....................  5,655     256,114
          Guilford Pharmaceuticals, Inc.*..........  3,567      42,804
          Guitar Center, Inc.*.....................  4,350      59,334
          Gulf Island Fabrication, Inc.*...........  5,046      63,125
          Gymboree Corp.*..........................  8,874     105,866
          Haemonetics Corp.*.......................  4,002     135,748
          Hain Celestial Group, Inc.*..............  3,654     100,339
          Harland (John H.) Co.....................  7,047     155,739
          Harleysville National Corp...............  8,352     196,690
          Harman International Industries, Inc.....  3,915     176,567
          Harmonic, Inc.*..........................  8,787     105,620
          Harsco Corp..............................  5,655     193,967
          Headwaters, Inc.*........................  6,003      68,794
          Health Care Property Investors, Inc......  5,133     185,866
          Health Care REIT, Inc.................... 11,658     283,872
          HEICO Corp...............................  3,638      54,825
          HEICO Corp.--Class A.....................    103       1,389
          Heidrick & Struggles International, Inc.*  3,741      67,899
          Helix Technology Corp....................  3,132      70,627
          Herbalife International, Inc.--Class A... 15,225     216,499
          Hickory Tech Corp........................  4,872      82,580
          HNC Software, Inc.*......................  5,481     112,909
          Home Properties of New York, Inc.........  6,612     208,939
          HON Industries, Inc......................  4,089     113,061
          Hooper Holmes, Inc.......................  7,917      70,857
          Horace Mann Educators Corp...............  7,134     151,383
          Hospitality Properties Trust.............  6,960     205,320
          Hot Topic, Inc.*.........................  2,436      76,466
          Hudson River Bancorp, Inc................  9,483     207,677
          Hudson United Bancorp....................  8,091     232,211
          Hutchinson Technology, Inc.*.............  4,611     107,067
          Hyperion Solutions Corp.*................  4,785      95,030
          I-many, Inc.*............................  5,481      52,892
          IDACORP, Inc.............................  1,740      70,644
          IDEX Corp................................  4,437     153,077
          IDEXX Laboratories, Inc.*................  4,611     131,460
          IKON Office Solutions, Inc............... 22,359     261,377
          ILEX Oncology, Inc.*.....................  3,567      96,452
          Imation Corp.*...........................  5,046     108,893
          IMC Global, Inc..........................  6,351      82,563
          ImmunoGen, Inc.*.........................  4,698      77,893
          Immunomedics, Inc.*......................  4,176      84,606
          IMPATH, Inc.*............................  1,653      73,575
          Incyte Genomics, Inc.*...................  7,569     147,140
          Independence Community Bank Corp......... 11,223     255,434
          IndyMac Bancorp, Inc.*...................  7,482     174,928
          InFocus Corp.*...........................  5,046     111,113
          InfoSpace, Inc.*......................... 36,714      75,264
          Ingles Markets, Inc.--Class A............ 11,136     133,075

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraSmall-Cap               Investments
                                                December 31, 2001

            Common Stocks, continued
                                                   Shares    Value
                                                   ------ -----------
           Inktomi Corp.*......................... 15,051 $   100,992
           InnKeepers USA Trust................... 18,966     185,867
           Input/Output, Inc.*....................  6,177      50,713
           Insight Enterprises, Inc.*.............  4,350     107,010
           Insituform Technologies, Inc.--Class A*  2,697      68,989
           Insmed, Inc.*..........................  9,396      35,893
           Integral Systems, Inc.*................  3,567      68,665
           Interactive Data Corp.*................  9,918     140,240
           Interdigital Communications Corp.*.....  7,743      75,107
           Intergraph Corp.*......................  9,483     130,296
           Interlogix, Inc.*......................  2,871     111,022
           Intermagnetics General Corp.*..........  2,174      56,307
           InterMune, Inc.*.......................  3,654     179,995
           InterNAP Network Services Corp.*....... 29,145      33,808
           International Bancshares Corp..........  4,524     190,687
           International Game Technology*.........  1,695     115,769
           Internet Capital Group, Inc.*.......... 38,454      46,529
           Invacare Corp..........................  3,306     111,445
           Inverness Medical Innovation, Inc.*....  1,290      23,285
           Iomega Corp.*..........................  7,917      66,107
           Ionics, Inc.*..........................  3,219      96,667
           ISIS Pharmaceuticals, Inc.*............  6,786     150,581
           ITT Educational Services, Inc.*........  1,479      54,531
           Ivex Packaging Corp.*..................  5,394     102,486
           Ixia*..................................  4,872      62,605
           J.D. Edwards & Co.*....................  8,961     147,408
           Jack in the Box, Inc.*.................  5,133     141,363
           JAKKS Pacific, Inc.*...................  3,828      72,541
           Jefferies Group, Inc...................  4,002     169,325
           JLG Industries, Inc....................  6,177      65,785
           John Nuveen Co.--Class A...............  3,393     181,458
           John Wiley & Sons, Inc.--Class A.......  5,046     116,209
           Journal Register Co.*..................  6,438     135,456
           K-V Pharmaceutical Co.--Class B*.......  3,828     124,257
           K2, Inc.*..............................  6,612      47,673
           Kansas City Southern Industries, Inc.*.  5,829      82,364
           Kaydon Corp............................  4,872     110,497
           KB Home................................  5,046     202,344
           Keane, Inc.*...........................  4,350      78,431
           Kellwood Co............................  4,176     100,266
           Kennametal, Inc........................  4,350     175,175
           Key Energy Group*...................... 12,528     115,258
           Kilroy Realty Corp.....................  5,916     155,413
           Kimball International, Inc.--Class B...  6,699     101,490
           Kirby Corp.*...........................  4,698     129,430
           Kopin Corp.*...........................  9,657     135,197
           Korn/Ferry International*..............  5,133      54,666
           Kronos, Inc.*..........................  3,219     155,735
           Kulicke & Soffa Industries, Inc.*......  6,351     108,920
           La Quinta Properties, Inc.*............ 23,403     134,333
           La-Z-Boy, Inc..........................  6,525     142,376
           Laclede Group, Inc.....................  9,309     222,484
           Lakeland Bancorp, Inc..................  4,785      77,996
           Lancaster Colony Corp..................  3,741     132,843
           Landauer, Inc..........................  2,523      85,404
           Landstar System, Inc.*.................  1,566     113,551
           Leap Wireless International, Inc.*.....  4,089      85,746
           Lee Enterprises, Inc...................  6,699     243,643
           Legato Systems, Inc.*.................. 10,353     134,278

           Common Stocks, continued
                                                    Shares    Value
                                                    ------ -----------
          Leucadia National Corp...................  2,523 $    72,839
          Liberate Technologies, Inc.*............. 12,180     139,826
          LifePoint Hospitals, Inc.*...............  3,306     112,536
          Ligand Pharmaceuticals, Inc.--Class B*...  6,960     124,584
          Lightbridge, Inc.*.......................  4,350      52,853
          Lincoln Electric Holdings, Inc...........  5,394     131,829
          Linens 'n Things, Inc.*..................  4,263     108,707
          Littelfuse, Inc.*........................  3,045      79,900
          LNR Property Corp........................  4,263     132,920
          Lone Star Technologies, Inc.*............  2,784      48,998
          Longs Drug Stores Corp...................  3,480      81,362
          Longview Fibre Co........................  8,526     100,692
          Louisiana-Pacific Corp................... 12,963     109,408
          LTX Corp.*...............................  5,829     122,059
          Lubrizol Corp............................  2,697      94,638
          Lynch Interactive Corp.*.................  1,044      72,036
          MacroChem Corp.*.........................  9,483      28,923
          Macromedia, Inc.*........................  7,569     134,728
          Madison Gas & Electric Co................  8,178     216,309
          Magna Entertainment Corp.*...............  9,831      68,817
          Manhattan Associates, Inc.*..............  1,827      53,257
          Manitowoc Co.............................  3,480     108,228
          Martek Biosciences Corp.*................  2,784      60,552
          MascoTech, Inc.*/(a)/....................  1,386           0
          Matrix Pharmaceutical, Inc.*.............  7,917      12,430
          MatrixOne, Inc.*.........................  4,176      54,246
          Mattson Technology, Inc.*................  4,959      43,689
          Maverick Tube Corp.*.....................  4,611      59,712
          Maxwell Technologies, Inc.*..............  3,306      32,399
          MB Financial, Inc.*......................  3,045      82,794
          McMoRan Exploration Co.*.................  5,307      30,728
          MDU Resources Group, Inc.................  2,262      63,675
          Media General, Inc.--Class A.............  2,262     112,715
          Mediacom Communications Corp.*...........  3,741      68,311
          Mentor Graphics Corp.*...................  5,394     127,137
          Mercury Computer Systems, Inc.*..........  2,523      98,675
          Meredith Corp............................  2,871     102,351
          MeriStar Hospitality Corp................  7,656     108,715
          Metro One Telecommunications, Inc.*......  1,566      47,372
          Metromedia International Group, Inc.*.... 24,273      19,661
          Mettler Toledo International, Inc.*......  2,001     103,752
          Michaels Stores, Inc.*...................  6,438     212,132
          Microsemi Corp.*.........................  3,132      93,020
          Mid Atlantic Medical Services, Inc.*.....  4,350      98,745
          Mid-State Bancshares.....................  8,178     133,138
          Midas, Inc...............................  4,785      55,028
          Midway Games, Inc.*......................  6,177      92,717
          Milacron, Inc............................  5,916      93,532
          Millennium Chemicals, Inc................  8,091     101,947
          Minerals Technologies, Inc...............  2,784     129,846
          MIPS Technologies, Inc.--Class A*........  8,265      71,410
          Mitchell Energy & Development Corp.--
           Class A.................................  2,001     106,653
          MKS Instruments, Inc.*...................  3,132      84,658
          Modine Manufacturing Co..................  4,350     101,486
          Modis Professional Services, Inc.*....... 12,441      88,829
          Montana Power Co.*.......................  7,917      45,523
          MRV Communications, Inc.*................ 11,223      47,586
          MSC Industrial Direct Co., Inc.--Class A*  4,437      87,631

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraSmall-Cap               Investments
                                                December 31, 2001

             Common Stocks, continued
                                                 Shares    Value
                                                 ------ -----------
            MSC Software Corp.*.................  3,915 $    61,074
            MTS Systems Corp....................  5,916      59,811
            Mueller Industries, Inc.*...........  4,350     144,638
            Multex.com, Inc.*...................  3,915      17,618
            NaPro BioTherapeutics, Inc.*........  7,830      89,262
            Navigant International, Inc.*.......  5,481      62,757
            NBTY, Inc.*.........................  8,874     103,826
            NCO Group, Inc.*....................  2,262      51,800
            NDCHealth Corp......................  3,480     120,234
            Neiman Marcus Group, Inc.--Class A*.  2,871      89,202
            Neose Technologies, Inc.*...........  1,740      63,719
            Netegrity, Inc.*....................  3,219      62,320
            NetIQ Corp.*........................  4,002     141,111
            Neurocrine Biosciences, Inc.*.......  2,784     142,847
            New Focus, Inc.*.................... 10,701      40,771
            Newpark Resources, Inc.*............ 13,572     107,219
            Newport Corp........................  5,133      98,964
            Nordson Corp........................  4,176     110,288
            North Pittsburgh Systems, Inc.......  6,960     128,760
            Northwestern Corp...................  7,656     161,159
            Novell, Inc.*....................... 30,015     137,769
            Noven Pharmaceuticals, Inc.*........  2,436      43,239
            NPS Pharmaceuticals, Inc.*..........  2,871     109,959
            NTELOS, Inc.*.......................  3,132      48,515
            Nuance Communications, Inc.*........  4,437      40,377
            NUI Corp............................  5,220     123,714
            Numerical Technologies, Inc.*.......  3,480     122,496
            NVR, Inc.*..........................    870     177,480
            NYFIX, Inc.*........................  3,306      66,186
            O'Reilly Automotive, Inc.*..........  4,350     158,645
            Oak Technology, Inc.*...............  8,178     112,448
            OceanFirst Financial Corp...........  6,525     157,644
            OfficeMax, Inc.*.................... 19,662      88,479
            Ohio Casualty Corp.*................ 10,701     171,751
            Olin Corp...........................  5,394      87,059
            OM Group, Inc.......................  1,653     109,412
            Omega Financial Corp................  5,220     167,823
            On Assignment, Inc.*................  3,567      81,934
            ONEOK, Inc..........................  7,830     139,687
            Onyx Pharmaceuticals, Inc.*.........  6,351      32,517
            Oplink Communications, Inc.*........ 20,619      38,867
            OraSure Technologies, Inc.*.........  5,655      68,708
            OSCA, Inc.*.........................  4,872     101,581
            Oshkosh Truck Corp..................  2,349     114,514
            Otter Tail Power Co.................  6,003     174,927
            Overture Services, Inc.*............  4,263     151,038
            Owens-Illinois, Inc.*............... 11,397     113,856
            Pacific Sunwear of California, Inc.*  3,741      76,391
            Papa John's International, Inc.*....  3,306      90,849
            PAREXEL International Corp.*........  3,828      54,932
            Park Electrochemical Corp...........  2,871      75,794
            Parker Drilling Co.*................ 15,312      56,501
            Patterson-UTI Energy, Inc.*.........  5,220     121,678
            Paxar Corp.*........................  7,656     108,715
            Paxson Communications Corp.*........  5,481      57,276
            PDI, Inc.*..........................    783      17,477
            Pegasus Communications Corp.*.......  6,264      65,208
            Pennzoil-Quaker State Co............ 14,007     202,401
            Performance Food Group Co.*.........  3,480     122,392

          Common Stocks, continued
                                                    Shares    Value
                                                    ------ -----------
         PerkinElmer, Inc..........................    697 $    24,409
         Perot Systems Corp.--Class A*.............  6,786     138,570
         Perrigo Co.*.............................. 10,440     123,401
         Petsmart, Inc.*........................... 17,835     175,496
         Pharmacyclics, Inc.*......................  2,262      22,484
         Pharmos Corp.*............................ 20,010      47,024
         Phoenix Technologies Ltd.*................  4,959      57,723
         Photon Dynamics, Inc.*....................  2,958     135,032
         Photronics, Inc.*.........................  3,219     100,916
         Pier 1 Imports, Inc....................... 10,614     184,047
         Pinnacle Systems, Inc.*................... 12,441      98,782
         Pioneer Natural Resources Co.*............  4,611      88,808
         Pioneer Standard Electronics, Inc.........  5,916      75,133
         Pittston Brink's Group....................  6,873     151,893
         Pixelworks, Inc.*.........................  2,436      39,122
         Plantronics, Inc.*........................  5,046     129,379
         Playboy Enterprises, Inc.--Class B*.......  5,916      99,921
         Plexus Corp.*.............................  5,046     134,021
         PMA Capital Corp.--Class A................  6,699     129,291
         PNM Resources, Inc........................  5,916     165,352
         Pogo Producing Co.........................  3,567      93,705
         Polaris Industries, Inc...................  3,306     190,922
         PolyOne Corp.............................. 11,310     110,838
         Port Financial Corp.......................  3,480      90,724
         Portal Software, Inc.*.................... 17,313      36,011
         Potlatch Corp.............................  4,959     145,398
         Powerwave Technologies, Inc.*.............  8,265     142,819
         PRAECIS Pharmaceuticals, Inc.*............ 10,179      59,242
         Pre-Paid Legal Services, Inc.*............  2,871      62,875
         Precision Castparts Corp..................  2,262      63,902
         Prentiss Properties Trust.................  7,743     212,545
         PRI Automation, Inc.*.....................  4,437      90,737
         Price Communications Corp.*...............  6,960     132,866
         priceline.com, Inc.*......................  8,874      51,647
         Prime Hospitality Corp.*..................  7,743      85,560
         Profit Recovery Group International, Inc.*  6,699      54,597
         Progress Software Corp.*..................  5,307      91,705
         Promistar Financial Corp..................  8,439     206,334
         Province Healthcare Co.*..................  2,871      88,599
         Proxim, Inc.*.............................  4,524      44,878
         PS Business Parks, Inc....................  6,438     202,797
         PSS World Medical, Inc.*.................. 10,962      89,450
         Pulitzer, Inc.............................  2,175     110,925
         Pure Resources, Inc.*.....................  5,307     106,671
         R.H. Donnelley Corp.*.....................  5,046     146,586
         RadiSys Corp.*............................  2,958      58,154
         Rambus, Inc.*.............................  9,831      78,550
         Raymond James Financial Corp..............  4,872     173,053
         Rayonier, Inc.............................  3,654     184,417
         Rayovac Corp.*............................  4,263      75,029
         Read-Rite Corp.*.......................... 19,662     129,966
         Reckson Associates Realty Corp............  8,613     201,200
         Reebok International Ltd.*................  2,697      71,471
         Regeneron Pharmaceuticals, Inc.*..........  2,523      71,048
         Regis Corp................................  5,916     152,514
         RehabCare Group, Inc.*....................  1,305      38,628
         REMEC, Inc.*..............................  5,481      54,755
         Renal Care Group, Inc.*...................  5,046     161,977
         Rent-A-Center, Inc.*......................  1,827      61,332

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraSmall-Cap               Investments
                                                December 31, 2001

           Common Stocks, continued
                                                   Shares    Value
                                                   ------ -----------
          Republic Bancorp, Inc................... 11,223 $   155,439
          Republic Bancorp, Inc.--Class A.........  5,133      69,244
          Republic Bancshares, Inc.*..............  3,915      50,895
          Research Frontiers, Inc.*...............  2,523      42,285
          Resource America, Inc.--Class A.........  4,698      43,879
          Respironics, Inc.*......................  4,002     138,629
          Rogers Corp.*...........................  2,436      73,811
          Rollins, Inc............................  4,698      93,960
          Roper Industries, Inc...................  3,915     193,793
          Roslyn Bancorp, Inc.....................  3,915      68,513
          Royal Bancshares of Pennsylvania, Inc.--
           Class A................................  4,002      80,640
          Ruby Tuesday, Inc.......................  8,700     179,481
          Ruddick Corp............................  6,699     107,117
          Rudolph Technologies, Inc.*.............  1,653      56,731
          Rural Cellular Corp.--Class A*..........  1,479      32,908
          Russell Corp............................  5,307      79,658
          Ryder System, Inc.......................  6,177     136,821
          S1 Corp.*...............................  6,699     108,390
          Safeguard Scientifics, Inc.*............ 19,053      66,686
          Salem Communications Corp.--Class A*....  4,698     108,054
          SangStat Medical Corp.*.................  3,828      75,182
          Sapient Corp.*.......................... 10,179      78,582
          SBA Communications Corp.*...............  5,133      66,832
          SBS Technologies, Inc.*.................  3,915      57,042
          ScanSource, Inc.*.......................  1,305      62,118
          Scholastic Corp.*.......................  3,393     170,770
          Schuler Homes, Inc.*....................  5,220     103,617
          Schulman (A.), Inc......................  8,265     112,817
          SciClone Pharmaceuticals, Inc.*......... 16,617      49,851
          Scios, Inc.*............................  4,350     103,400
          Seacoast Banking Corp. of Florida.......  1,914      88,810
          Seacoast Financial Services Corp........ 13,311     228,283
          SEACOR SMIT, Inc.*......................  2,349     108,994
          Secure Computing Corp.*.................  5,307     109,059
          Security Capital Group, Inc.*...........  4,176     105,945
          SeeBeyond Technology Corp.*.............  4,176      40,507
          SEMCO Energy, Inc.......................  9,657     103,813
          Sensient Technologies Corp..............  6,699     139,406
          SICOR, Inc.*............................  4,089      64,116
          Sierra Pacific Resources................ 11,832     178,072
          Silicon Graphics, Inc.*................. 61,857     129,900
          Silicon Storage Technology, Inc.*....... 11,658     112,383
          Silicon Valley Bancshares*..............  4,785     127,903
          Sinclair Broadcast Group--Class A*......  6,873      65,019
          Sirius Satellite Radio, Inc.*...........  8,787     102,193
          Skechers U.S.A., Inc.*..................  2,610      38,158
          Sky Financial Group, Inc................  7,569     153,953
          SkyWest, Inc............................  3,219      81,924
          SL Green Realty Corp....................  6,612     203,055
          Snap-on, Inc............................  3,567     120,065
          Solutia, Inc............................  6,351      89,041
          Sonic Corp.*............................  4,263     153,468
          SONICblue, Inc.*........................ 19,401      78,380
          SonicWALL, Inc.*........................  4,263      82,873
          Sotheby's Holdings, Inc.--Class A*......  4,437      73,699
          Southern Peru Copper Corp...............  7,830      93,568
          Southern Union Co.*.....................  5,481     103,372
          Southwest Bancorp of Texas, Inc.*.......  3,828     115,874

           Common Stocks, continued
                                                   Shares    Value
                                                   ------ -----------
          Southwest Gas Corp......................  6,525 $   145,834
          SpectraSite Holdings, Inc.*............. 10,701      38,417
          Spectrian Corp.*........................  4,785      52,779
          Spherion Corp.*.........................  8,004      78,119
          Spiegel, Inc.--Class A..................  8,526      38,793
          Spinnaker Exploration Co.*..............  1,653      68,037
          St. Mary Land & Exploration Co..........  3,393      71,898
          StanCorp Financial Group, Inc...........  3,132     147,987
          Station Casinos, Inc.*..................  5,481      61,332
          Steel Dynamics, Inc.*...................  6,786      78,785
          Stellent, Inc.*.........................  2,697      79,723
          STERIS Corp.*...........................  8,004     146,233
          Sterling Bancshares, Inc................  8,874     111,102
          Stewart & Stevenson Services, Inc.......  3,480      65,459
          Stewart Enterprises, Inc.--Class A*..... 11,310      67,747
          Stillwater Mining Co.*..................  4,089      75,647
          Stone Energy Corp.*.....................  2,349      92,786
          Storage Technology Corp.*...............  6,351     131,275
          Stratos Lightwave, Inc.*................  9,396      57,785
          Sun Communities, Inc....................  6,438     239,816
          Superior Industries International, Inc..  3,306     133,066
          SurModics, Inc.*........................  1,218      44,408
          Susquehanna Bancshares, Inc.............  9,570     199,535
          Swift Energy Co.*.......................  2,175      43,935
          Swift Transportation Co., Inc.*.........  5,829     125,382
          Symmetricom, Inc.*......................  5,220      39,724
          Symyx Technologies, Inc.*...............  3,480      73,915
          Syncor International Corp.*.............  2,349      67,275
          Systems & Computer Technology Corp.*....  7,482      77,364
          Take-Two Interactive Software, Inc.*....  5,046      81,594
          TALX Corp...............................  1,827      45,638
          Tanox, Inc.*............................  2,697      49,901
          Techne Corp.*...........................  4,698     173,120
          Technitrol, Inc.........................  3,480      96,118
          Teledyne Technologies, Inc.*............  4,263      69,444
          Teleflex, Inc...........................  1,827      86,435
          Tennant Co..............................  2,784     103,286
          Terex Corp.*............................  4,089      71,721
          Terrayon Communication Systems, Inc.*... 18,096     149,672
          Tetra Tech, Inc.*.......................  5,307     105,662
          Texas Biotechnology Corp.*..............  9,918      64,467
          Texas Industries, Inc...................  3,306     121,991
          Texas Regional Bancshares, Inc.--Class A  4,524     171,233
          The Cheesecake Factory, Inc.*...........  4,785     166,374
          The Men's Wearhouse, Inc.*..............  4,002      82,641
          The Scotts Company--Class A*............  2,175     103,530
          Theragenics Corp.*......................  6,177      60,905
          Thomas & Betts Corp.....................  3,219      68,082
          Thoratec Corp.*.........................  5,046      85,782
          THQ, Inc.*..............................  2,610     126,507
          Timken Co...............................  8,265     133,728
          Titan Corp.*............................  5,742     143,263
          Titan Pharmaceuticals, Inc.*............  3,132      30,725
          Tom Brown, Inc.*........................  3,915     105,744
          Too, Inc.*..............................  4,176     114,840
          Tower Automotive, Inc.*.................  7,221      65,206
          Transaction Systems Architects, Inc.*...  5,742      70,397
          Transkaryotic Therapies, Inc.*..........  2,610     111,708
          TransMontaigne, Inc.*................... 15,834      86,295

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraSmall-Cap               Investments
                                                December 31, 2001

           Common Stocks, continued
                                                    Shares    Value
                                                    ------ -----------
          TranSwitch Corp.*........................ 15,834 $    71,253
          Tredegar Corp............................  4,785      90,915
          Trimble Navigation Ltd.*.................  3,828      62,052
          Trimeris, Inc.*..........................  2,088      93,897
          Trinity Industries, Inc..................  5,829     158,374
          Triquint Semiconductor, Inc.*............  8,874     108,795
          Tupperware Corp..........................  7,830     150,728
          Tweeter Home Entertainment Group, Inc.*..  2,262      65,598
          UCAR International, Inc.*................  6,873      73,541
          UICI*....................................  6,873      92,786
          Ultratech Stepper, Inc.*.................  2,871      47,429
          Umpqua Holdings Corp.....................  6,003      81,041
          Unifi, Inc.*.............................  9,048      65,598
          Unisource Energy Corp....................  7,221     131,350
          United Bankshares, Inc...................  6,612     190,822
          United Dominion Realty Trust, Inc........ 21,750     313,200
          United Industrial Corp...................  4,524      75,777
          United Stationers, Inc.*.................  4,002     134,667
          UnitedGlobalCom, Inc.--Class A*.......... 13,920      69,600
          Universal Corp...........................  4,176     152,048
          Universal Display Corp.*.................  4,176      38,002
          Universal Electronics, Inc.*.............  3,828      65,880
          Unova, Inc.*............................. 12,876      74,681
          US Oncology, Inc.*.......................  9,222      69,534
          US Unwired, Inc.*........................  7,917      80,595
          USFreightways Corp.......................  3,567     112,004
          Valentis, Inc.*.......................... 15,921      49,355
          Valspar Corp.............................  2,697     106,801
          ValueVision International, Inc.--Class A*  4,350      85,217
          Varian Semiconductor Equipment
           Associates, Inc.*.......................  4,002     138,428
          Varian, Inc.*............................  3,654     118,535
          Veeco Instruments, Inc.*.................  3,219     116,045
          VeriSign, Inc.*..........................  1,897      72,162
          Veritas DGC, Inc.*.......................  3,132      57,942
          Verity, Inc.*............................  3,480      70,470
          ViaSat, Inc.*............................  3,132      48,859
          VidaMed, Inc.*........................... 10,875      85,043
          Viewpoint Corp.*.........................  9,831      66,949
          Vintage Petroleum, Inc...................  6,003      86,743
          Vion Pharmaceuticals, Inc.*.............. 10,353      45,657
          ViroPharma, Inc.*........................  2,436      55,906
          VISX, Inc.*..............................  6,177      81,845
          W-H Energy Services, Inc.*...............  3,480      66,294
          Wabash National Corp.....................  6,873      53,609
          Wackenhut Corp.--Class A*................  5,742     142,401
          Wallace Computer Services, Inc...........  5,568     105,736
          Walter Industries, Inc...................  7,221      81,670
          Washington Real Estate Investment
           Trust................................... 10,527     262,017
          Watson Wyatt & Co. Holdings*.............  3,219      70,174
          Wausau-Mosinee Paper Corp................  9,309     112,639
          WD-40 Co.................................  6,525     173,891
          webMethods, Inc.*........................  4,089      68,532
          Websense, Inc.*..........................  4,002     128,344
          Webster Financial Corp...................  2,349      74,064
          Wellman, Inc.............................  5,133      79,510
          Werner Enterprises, Inc..................  5,046     122,618
          West Pharmaceutical Services, Inc........  4,437     118,024

         Common Stocks, continued
                                                 Shares       Value
                                                ---------- -----------
        Westamerica Bancorporation.............      4,263 $   168,687
        Western Digital Corp.*.................     27,057     169,647
        Western Resources, Inc.................      3,915      67,338
        Whitney Holding Corp...................      4,263     186,933
        WMS Industries, Inc.*..................      3,045      60,900
        Wolverine World Wide, Inc..............      5,742      86,417
        Woodhead Industries, Inc...............      3,654      58,026
        Worthington Industries, Inc............     12,267     174,191
        Wyndham International, Inc.--Class A*..     33,408      18,708
        Xanser Corp.*..........................     12,180      24,482
        Xicor, Inc.*...........................      7,830      86,913
        XTO Energy, Inc........................      5,481      95,918
        Yellow Corp.*..........................      4,176     104,818
        York International Corp................      4,002     152,596
        Zale Corp.*............................      3,393     142,099
        Zebra Technologies Corp.*..............      3,219     178,687
        Zenith National Insurance Corp.........      4,611     128,831
        Zygo Corp.*............................      3,219      51,182
                                                           -----------
        TOTAL COMMON STOCKS....................             79,184,934
                                                           -----------
         Options Purchased (10.3%)
                                                Contracts
                                                ----------
        Russell 2000 Call Option expiring
         January 2002 @ $285...................     90       9,180,000
                                                           -----------
        TOTAL OPTIONS PURCHASED................              9,180,000
                                                           -----------
         Repurchase Agreement (6.1%)
                                                Principal
                                                 Amount
                                                ----------
        State Street Bank, 1.50%, 01/02/02,
         dated 12/31/01, with maturity value of
         $5,392,449 (Collateralized by Federal
         Farm Credit Bank security)............ $5,392,000   5,392,000
                                                           -----------
        TOTAL REPURCHASE AGREEMENT.............              5,392,000
                                                           -----------
        TOTAL INVESTMENTS
         (Cost $84,392,315)/(b)/ (105.3%)......             93,756,934
        Liabilities in excess of other
         assets ( - 5.3%)......................             (4,716,107)
                                                           -----------
        NET ASSETS (100.0%)....................            $89,040,827
                                                           ===========

              See accompanying notes to the financial statements.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP UltraSmall-Cap               Investments
                                                December 31, 2001


        Futures Contracts Purchased
                                                               Unrealized
                                                     Contracts    Gain
                                                     --------- ----------
       Russell 2000 Future Contract expiring March
        2002 (Underlying face amount at value
        $77,506,500)................................    317    $2,680,540

------
*Non-income producing security.
/(a)/Escrowed security.
/(b)/Cost for federal income taxes is $96,080,417 and differs from cost basis for financial reporting purposes by the amount of gains and losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $11,246,052 for wash sales and $442,050 for options. Net unrealized depreciation of securities as follows:

                Unrealized appreciation........... $  9,265,489
                Unrealized depreciation...........  (11,588,972)
                                                   ------------
                Net unrealized depreciation....... $ (2,323,483)
                                                   ============

The ProFund VP UltraSmall-Cap's investment concentration based on net assets, by industry, as of December 31, 2001, was as follows:

                    Advertising.......................  0.5%
                    Aerospace/Defense.................  0.7%
                    Agriculture.......................  0.3%
                    Airlines..........................  0.3%
                    Apparel...........................  0.6%
                    Auto Manufacturers................  0.2%
                    Auto Parts & Equipment............  0.8%
                    Banks.............................  7.5%
                    Biotechnology.....................  2.1%
                    Building Materials................  0.8%
                    Chemicals.........................  2.1%
                    Commercial Services...............  3.4%
                    Computers.........................  3.3%
                    Distribution/Wholesale............  0.2%
                    Diversified Financial Services....  1.0%
                    Electric..........................  2.1%
                    Electrical Components & Equipment.  0.8%
                    Electronics.......................  2.5%
                    Energy............................  0.2%
                    Engineering & Construction........  0.1%
                    Entertainment.....................  0.7%
                    Environmental Control.............  0.2%
                    Food..............................  1.7%
                    Forest & Paper Products...........  0.7%
                    Health Care.......................  4.3%
                    Holding Companies--Diversified....  0.1%
                    Home Builders.....................  1.0%
                    Home Furnishings..................  0.9%
                    Household Products................  1.6%
                    Insurance.........................  1.6%
                    Internet..........................  3.0%
                    Investment Companies..............  0.1%
                    Iron/Steel........................  0.3%
                    Leisure Time......................  0.7%
                    Lodging...........................  0.5%
                    Machinery & Equipment.............  2.3%
                    Manufacturing.....................  2.0%
                    Media.............................  2.1%
                    Metals............................  0.9%
                    Mining............................  0.2%
                    Office/Business Equipment.........  0.5%
                    Oil & Gas.........................  4.3%
                    Packaging & Containers............  0.6%
                    Pharmaceuticals...................  4.0%
                    Pipelines.........................  0.1%
                    Publishing & Printing.............  0.1%
                    Real Estate.......................  0.6%
                    Real Estate Investment Trust......  5.7%
                    Retail............................  5.6%
                    Semiconductors....................  3.5%
                    Software..........................  3.5%
                    Telecommunications................  3.9%
                    Textiles..........................  0.1%
                    Toys/Games/Hobbies................  0.1%
                    Transportation....................  1.5%
                    Trucking & Leasing................  0.2%
                    Water.............................  0.2%
                    Other............................. 11.1%

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP UltraSmall-Cap

       Statement of Assets and Liabilities
                                                       December 31, 2001
      Assets:
        Investments, at value (cost $79,000,315)........... $ 88,364,934
        Repurchase agreement, at amortized cost............    5,392,000
                                                            ------------
         Total Investments.................................   93,756,934
        Cash...............................................      162,585
        Dividends and interest receivable..................       88,490
        Receivable for investments sold....................   23,584,474
        Prepaid expenses...................................          168
                                                            ------------
         Total Assets......................................  117,592,651
                                                            ------------
      Liabilities:
        Payable for capital shares redeemed................   27,427,185
        Variation margin on futures contracts..............      924,925
        Advisory fees payable..............................       54,629
        Management servicing fees payable..................       10,926
        Administration fees payable........................        5,585
        Administrative servicing fees payable..............       36,960
        Distribution fees payable..........................       26,400
        Other accrued expenses.............................       65,214
                                                            ------------
         Total Liabilities.................................   28,551,824
                                                            ------------
      Net Assets........................................... $ 89,040,827
                                                            ============
      Net Assets consist of:
        Capital............................................ $113,609,625
        Accumulated net realized losses on investments
         and futures contracts.............................  (36,613,957)
        Net unrealized appreciation on investments and
         futures contracts.................................   12,045,159
                                                            ------------
      Net Assets........................................... $ 89,040,827
                                                            ============
        Shares of Beneficial Interest Outstanding..........    3,491,112
                                                            ============
        Net Asset Value (offering and redemption price per
         share)............................................ $      25.51
                                                            ============

       Statement of Operations
                                    For the year ended December 31, 2001
      Investment Income:
        Dividends (net of foreign taxes of $173)............ $    472,161
        Interest............................................       87,541
                                                             ------------
         Total Income.......................................      559,702
                                                             ------------
      Expenses:
        Advisory fees.......................................      295,632
        Management servicing fees...........................       59,127
        Administration fees.................................       21,801
        Administrative servicing fees.......................      135,921
        Distribution fees...................................       98,544
        Custody fees........................................       82,771
        Fund accounting fees................................       55,941
        Transfer agent fees.................................       24,089
        Other fees..........................................       57,303
                                                             ------------
         Total Expenses.....................................      831,129
                                                             ------------
      Net Investment Loss...................................     (271,427)
                                                             ------------
      Realized and Unrealized Gains/(Losses) on
       Investments:
        Net realized losses on investments and futures
         contracts..........................................  (11,349,319)
        Net change in unrealized appreciation on
         investments and futures contracts..................    9,389,396
                                                             ------------
         Net realized and unrealized losses on investments
          and futures contracts.............................   (1,959,923)
                                                             ------------
      Change in Net Assets Resulting from
       Operations........................................... $ (2,231,350)
                                                             ============

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP UltraSmall-Cap

 Statements of Changes in Net Assets
                                                                                   For the           For the
                                                                                 year ended        year ended
                                                                              December 31, 2001 December 31, 2000
                                                                              ----------------- -----------------
From Investment Activities:
Operations:
  Net investment loss........................................................   $    (271,427)    $     (43,740)
  Net realized losses on investments and futures contracts...................     (11,349,319)      (24,814,109)
  Net change in unrealized appreciation on investments and futures contracts.       9,389,396         2,272,478
                                                                                -------------     -------------
  Change in net assets resulting from operations.............................      (2,231,350)      (22,585,371)
                                                                                -------------     -------------
Distributions to Shareholders From:
  Net investment income......................................................              --           (19,015)
  Net realized gains on investments and futures contracts....................              --          (500,555)
  In excess of net realized gains on investments and futures contracts.......              --           (27,465)
                                                                                -------------     -------------
  Change in net assets resulting from distributions..........................              --          (547,035)
                                                                                -------------     -------------
Capital Transactions:
  Proceeds from shares issued................................................     487,193,262       616,394,537
  Dividends reinvested.......................................................              --           546,997
  Cost of shares redeemed....................................................    (429,309,037)     (570,225,096)
                                                                                -------------     -------------
  Change in net assets resulting from capital transactions...................      57,884,225        46,716,438
                                                                                -------------     -------------
  Change in net assets.......................................................      55,652,875        23,584,032
Net Assets:
  Beginning of year..........................................................      33,387,952         9,803,920
                                                                                -------------     -------------
  End of year................................................................   $  89,040,827     $  33,387,952
                                                                                =============     =============
Share Transactions:
  Issued.....................................................................      19,355,893        16,730,273
  Reinvested.................................................................              --            18,726
  Redeemed...................................................................     (17,074,193)      (15,811,985)
                                                                                -------------     -------------
  Change in shares...........................................................       2,281,700           937,014
                                                                                =============     =============

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP UltraSmall-Cap

 Financial Highlights
Selected data for a share of
beneficial interest outstanding
throughout the periods indicated.
                                                                                 For the period
                                         For the              For the         October 18, 1999/(a)/
                                       year ended           year ended              through
                                    December 31, 2001    December 31, 2000     December 31, 1999
                                    -----------------    -----------------    --------------------
Net Asset Value, Beginning of
 Period............................    $     27.61          $     35.99            $    30.00
                                       -----------          -----------            ----------
Investment Activities:
 Net investment income/(loss)......          (0.17)/(b)/          (0.04)/(b)/            0.06
 Net realized and unrealized
   gains/(losses) on investments
   and futures contracts...........          (1.93)               (7.90)                 5.93
                                       -----------          -----------            ----------
 Total income/(loss) from
   investment activities...........          (2.10)               (7.94)                 5.99
                                       -----------          -----------            ----------
Distributions to Shareholders From:
 Net investment income.............             --                (0.02)                   --
 Net realized gains on investments
   and futures contracts...........             --                (0.40)                   --
 In excess of net realized gains
   on investments and futures
   contracts.......................             --                (0.02)                   --
                                       -----------          -----------            ----------
 Total distributions...............             --                (0.44)                   --
                                       -----------          -----------            ----------
Net Asset Value, End of Period.....    $     25.51          $     27.61            $    35.99
                                       ===========          ===========            ==========
Total Return.......................          (7.61)%             (22.14)%               19.97%/(c)/
Ratios/Supplemental Data:
Net assets, end of year............    $89,040,827          $33,387,952            $9,803,920
Ratio of expenses to average net
 assets............................           2.11%                1.95%                 1.70%/(d)/
Ratio of net investment
 income/(loss) to average net
 assets............................          (0.69)%              (0.12)%                1.75%/(d)/
Ratio of expenses to average net
 assets*...........................           2.11%                2.24%                 2.53%/(d)/
Portfolio turnover.................            842%                1971%                  686%

------
*During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
/(a)/Commencement of operations.
/(b)/Per share net investment income/(loss) has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                                ProFund VP Bear

   For the period January 22, 2001 through December 31, 2001, the ProFund VP Bear had a NAV total return of 16.90%*, compared to a return of -14.51% for the unmanaged S&P 500 Index. This ProFund VP seeks daily investment results, before fees and expenses, that inversely correspond to the daily performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index, which includes the common stocks of 500 major U.S. corporations selected for their size and the frequency and ease with which their stocks trade.

   For the fiscal year, the ProFund VP Bear achieved an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the S&P 500 Index (1.00 equals perfect correlation).

   The performance of the S&P 500 Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the S&P 500 Index or any of the companies included in the S&P 500 Index.


Value of a $10,000 Investment

                  [CHART]

               ProFund
               VP Bear          S&P 500
               -------          -------
1/22/2001      $10,000          $10,000
3/31/2001       11,667            8,641
6/30/2001       11,073            9,118
9/30/2001       12,960            7,751
12/31/2001      11,690            8,549


-----------------------------
Average Annual Total Return
    as of 12/31/01
-----------------------------
                     Since
                   Inception
                   (1/22/01)
-----------------------------
VP Bear              16.90%
-----------------------------


* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Bear is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Bear                         Investments
                                                December 31, 2001

         Options Purchased (35.8%)
                                                 Contracts
                                                    or
                                                 Principal
                                                  Amount       Value
                                                ----------- -----------
        S&P 500 Call Option expiring January
         2002 @ $1600..........................          15 $       113
        S&P 500 Put Option expiring January
         2002 @ $1800..........................          82  13,366,000
                                                            -----------
        TOTAL OPTIONS PURCHASED................              13,366,113
                                                            -----------
         U.S Government Agencies (42.3%)
        Federal Home Loan Bank, 1.43%,
         01/02/02.............................. $15,790,000  15,788,745
                                                            -----------
        TOTAL U.S. GOVERNMENT
         AGENCIES..............................              15,788,745
                                                            -----------
         Repurchase Agreement (21.5%)
        State Street Bank, 1.50%, 01/02/02,
         dated 12/31/01, with maturity value of
         $8,000,667 (Collateralized by Federal
         Farm Credit Bank security)............   8,000,000   8,000,000
                                                            -----------
        TOTAL REPURCHASE AGREEMENT.............               8,000,000
                                                            -----------
        TOTAL INVESTMENTS
         (Cost $37,060,045)/(a)/ (99.6%).......              37,154,858
        Other assets in excess of liabilities
         (0.4%)................................                 135,387
                                                            -----------
        NET ASSETS (100.0%)....................             $37,290,245
                                                            ===========

           Futures Contracts Sold
                                                           Unrealized
                                                 Contracts    Loss
                                                 --------- ----------
          S&P 500 Future Contract expiring March
           2002 (Underlying face amount at value
           $14,924,000).........................    52     $(283,048)
           Futures Contracts Purchased
                                                           Unrealized
                                                 Contracts    Gain
                                                 --------- ----------
          S&P 500 Future Contract expiring March
           2002 (Underlying face amount at value
           $172,200)............................     3     $   4,035

------
/(a)/Cost for federal income taxes is $37,155,485 and differs from cost basis for financial reporting purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of $95,440 for options. Net unrealized depreciation of securities as follows:

                       Unrealized appreciation.... $   0
                       Unrealized depreciation....  (627)
                                                   -----
                       Net unrealized depreciation $(627)
                                                   =====


              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Bear

        Statement of Assets and Liabilities
                                                       December 31, 2001
       Assets:
         Investments, at value (cost $29,060,045)........... $29,154,858
         Repurchase agreement, at amortized cost............   8,000,000
                                                             -----------
          Total Investments.................................  37,154,858
         Cash...............................................     977,839
         Dividends and interest receivable..................         333
         Receivable for capital shares issued...............   1,030,262
         Variation margin on futures contracts..............     136,230
                                                             -----------
          Total Assets......................................  39,299,522
                                                             -----------
       Liabilities:
         Payable for investments purchased..................   1,920,060
         Advisory fees payable..............................      21,873
         Management servicing fees payable..................       4,375
         Administration fees payable........................       2,856
         Administrative servicing fees payable..............      18,886
         Distribution fees payable..........................      13,490
         Other accrued expenses.............................      27,737
                                                             -----------
          Total Liabilities.................................   2,009,277
                                                             -----------
       Net Assets........................................... $37,290,245
                                                             ===========
       Net Assets consist of:
         Capital............................................ $42,178,545
         Accumulated undistributed net investment income....     163,471
         Accumulated net realized losses on investments and
          futures contracts.................................  (4,867,571)
         Net unrealized depreciation on investments and
          futures contracts.................................    (184,200)
                                                             -----------
       Net Assets........................................... $37,290,245
                                                             ===========
         Shares of Beneficial Interest Outstanding..........   1,063,273
                                                             ===========
         Net Asset Value (offering and redemption price per
          share)............................................ $     35.07
                                                             ===========

       Statement of Operations
           For the period January 22, 2001/(a)/ through December 31, 2001
      Investment Income:
        Interest............................................. $   543,117
                                                              -----------
      Expenses:
        Advisory fees........................................     153,077
        Management servicing fees............................      30,615
        Administration fees..................................       8,689
        Administrative servicing fees........................      71,436
        Distribution fees....................................      51,026
        Custody fees.........................................      19,192
        Fund accounting fees.................................      14,603
        Transfer agent fees..................................      15,205
        Other fees...........................................      21,822
                                                              -----------
         Total Expenses......................................     385,665
                                                              -----------
      Net Investment Income..................................     157,452
                                                              -----------
      Realized and Unrealized Losses on Investments:
        Net realized losses on investments and futures
         contracts...........................................  (4,867,571)
        Net change in unrealized depreciation on investments
         and futures contracts...............................    (184,200)
                                                              -----------
         Net realized and unrealized losses on investments
          and futures contracts..............................  (5,051,771)
                                                              -----------
      Change in Net Assets Resulting from Operations......... $(4,894,319)
                                                              ===========

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Bear

 Statement of Changes in Net Assets
                                                                                 For the period
                                                                              January 22, 2001/(a)/
                                                                                    through
                                                                               December 31, 2001
                                                                              --------------------
From Investment Activities:
Operations:
  Net investment income......................................................    $     157,452
  Net realized losses on investments and futures contracts...................       (4,867,571)
  Net change in unrealized depreciation on investments and futures contracts.         (184,200)
                                                                                 -------------
  Change in net assets resulting from operations.............................       (4,894,319)
                                                                                 -------------
Capital Transactions:
  Proceeds from shares issued................................................      425,796,658
  Cost of shares redeemed....................................................     (383,612,094)
                                                                                 -------------
  Change in net assets resulting from capital transactions...................       42,184,564
                                                                                 -------------
  Change in net assets.......................................................       37,290,245
Net Assets:
  Beginning of period........................................................               --
                                                                                 -------------
  End of period..............................................................    $  37,290,245
                                                                                 =============
Share Transactions:
  Issued.....................................................................       12,150,320
  Redeemed...................................................................      (11,087,047)
                                                                                 -------------
  Change in shares...........................................................        1,063,273
                                                                                 =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Bear

 Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
                                                                             For the period
                                                                          January 22, 2001/(a)/
                                                                                through
                                                                           December 31, 2001
                                                                          --------------------
Net Asset Value, Beginning of Period.....................................     $     30.00
                                                                              -----------
Investment Activities:
  Net investment income..................................................            0.26/(b)/
  Net realized and unrealized gains on investments and futures contracts.            4.81/(c)/
                                                                              -----------
  Total income from investment activities................................            5.07
                                                                              -----------
Net Asset Value, End of Period...........................................     $     35.07
                                                                              ===========
Total Return.............................................................           16.90%/(d)/
Ratios/Supplemental Data:
Net assets, end of year..................................................     $37,290,245
Ratio of expenses to average net assets..................................            1.89%/(e)/
Ratio of net investment income to average net assets.....................            0.77%/(e)/
Portfolio turnover.......................................................            1144%

------
/(a)/Commencement of operations.
/(b)/Per share net investment income has been calculated using the daily average shares method.
/(c)/The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
/(d)/Not annualized.
/(e)/Annualized.

              See accompanying notes to the financial statements.

                           ProFund VP Biotechnology

   For the period January 22, 2001 through December 31, 2001, the ProFund VP Biotechnology had a NAV total return of -15.20%*, compared to a return of -13.21% for the unmanaged Dow Jones U.S. Biotechnology Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index. The Dow Jones U.S. Biotechnology Index is an unmanaged index, which measures the performance of the biotechnology sector of the U.S. equity market.

   For the fiscal year, the ProFund VP Biotechnology achieved an average daily statistical correlation of over 0.99 with the daily performance of the Dow Jones U.S. Biotechnology Index (1.00 equals perfect correlation).

   The performance of the Dow Jones U.S. Biotechnology Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the Dow Jones U.S. Biotechnology Index or any of the companies included in the Dow Jones U.S. Biotechnology Index.

Value of a $10,000 Investment

                      [CHART]

            ProFund VP Biotechnology     Dow Jones U.S. Biotechnology
            ------------------------     ----------------------------
 1/22/2001          $10,000                        $10,000
 3/31/2001            7,753                          7,753
 6/30/2001            9,257                          9,322
 9/30/2001            7,450                          7,570
12/31/2001            8,480                          8,679

-----------------------------
Average Annual Total Return
     as of 12/31/01
-----------------------------
                     Since
                   Inception
                  (1/22/01)
----------------------------
VP Biotechnology   (15.20)%
---------------------------

* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Biotechnology is measured against the Dow Jones U.S. Biotechnology Index, an unmanaged index generally representative of the performance of the biotechnology sector of the U.S. equity market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Biotechnology                Investments
                                                December 31, 2001

           Common Stocks (93.4%)
                                                  Shares     Value
                                                  ------- -----------
          Abgenix, Inc.*.........................  15,167 $   510,218
          Advanced Tissue Sciences, Inc.*........  10,983      47,886
          Affymetrix, Inc.*......................   9,414     355,379
          Albany Molecular Research, Inc.*.......   4,184     110,834
          Alexion Pharmaceuticals, Inc.*.........   3,661      89,475
          Alkermes, Inc.*........................  12,552     330,871
          Amgen, Inc.*........................... 156,377   8,825,919
          Applera Corp.--Applied Biosystems Group  43,409   1,704,671
          Applera Corp.--Celera Genomics Group*..  13,598     362,931
          Aviron*................................   6,276     312,105
          Bio-Technology General Corp.*..........  11,506      94,694
          Biogen, Inc.*..........................  29,811   1,709,661
          Caliper Technologies Corp.*............   4,707      73,476
          Celgene Corp.*.........................  15,167     484,131
          Cell Genesys, Inc.*....................   6,799     158,009
          Cell Therapeutics, Inc.*...............   5,753     138,877
          Chiron Corp.*..........................  21,966     962,989
          COR Therapeutics, Inc.*................  10,983     262,823
          Covance, Inc.*.........................  10,983     249,314
          Cubist Pharmaceuticals, Inc.*..........   5,753     206,878
          CuraGen Corp.*.........................   7,845     175,493
          CV Therapeutics, Inc.*.................   4,184     217,652
          Cytogen Corp.*.........................  15,167      45,653
          Delta & Pine Land Co...................   7,845     177,532
          EntreMed, Inc.*........................   3,661      30,935
          Enzo Biochem, Inc.*....................   4,184      98,324
          Enzon, Inc.*...........................   8,368     470,951
          Gene Logic, Inc.*......................   5,230      98,533
          Genentech, Inc.*.......................  43,932   2,383,311
          Genome Therapeutics Corp.*.............   4,707      32,055
          Genzyme Corp.--General Division*.......  42,363   2,535,849
          Geron Corp.*...........................   4,184      36,401
          Gilead Sciences, Inc.*.................  19,351   1,271,748
          Guilford Pharmaceuticals, Inc.*........   5,753      69,036
          Human Genome Sciences, Inc.*...........  22,489     758,329
          Hyseq, Inc.*...........................   2,615      20,188
          ICOS Corp.*............................  10,460     600,822
          IDEC Pharmaceuticals Corp.*............  30,334   2,090,923
          IDEXX Laboratories, Inc.*..............   6,799     193,839
          ImClone Systems, Inc.*.................  14,644     680,360
          Immunex Corp.*.........................  63,806   1,768,064
          Immunomedics, Inc.*....................   7,845     158,940
          Incyte Genomics, Inc.*.................  13,075     254,178
          Invitrogen Corp.*......................   9,937     615,398
          Laboratory Corp. of America Holdings*..   9,414     761,122
          Lexicon Genetics, Inc.*................   5,230      60,354
          Ligand Pharmaceuticals, Inc.--Class B*.  10,460     187,234
          Maxygen, Inc.*.........................   5,230      91,891
          Medarex, Inc.*.........................  13,598     244,220
          MedImmune, Inc.*.......................  40,271   1,866,560
          Millennium Pharmaceuticals, Inc.*......  40,271     987,042
          Molecular Devices Corp.*...............   3,138      65,490
          Monsanto Co............................   7,845     265,161
          Myriad Genetics, Inc.*.................   4,707     247,776
          Nabi*..................................   7,322      75,563
          Neurocrine Biosciences, Inc.*..........   5,753     295,187
          Northfield Laboratories, Inc.*.........   2,615      22,439
          Organogenesis, Inc.*...................   7,322      35,146
          OSI Pharmaceuticals, Inc.*.............   6,799     310,986

        Common Stocks, continued
                                                     Shares      Value
                                                    --------- -----------
       PAREXEL International Corp.*................    4,707  $    67,545
       Pharmaceutical Product Development, Inc.*...    8,891      287,268
       Pharmacopeia, Inc.*.........................    4,184       58,116
       Pharmacyclics, Inc.*........................    3,138       31,192
       Protein Design Labs, Inc.*..................   17,782      583,250
       Quest Diagnostics, Inc.*....................   13,598      975,113
       Quintiles Transnational Corp.*..............   22,489      360,949
       Regeneron Pharmaceuticals, Inc.*............    5,753      162,004
       Scios, Inc.*................................    8,891      211,339
       SICOR, Inc.*................................   15,690      246,019
       Theragenics Corp.*..........................    5,753       56,725
       Transkaryotic Therapies, Inc.*..............    4,707      201,460
       Trimeris, Inc.*.............................    3,661      164,635
       United Therapeutics Corp.*..................    3,138       32,667
       Vertex Pharmaceuticals, Inc.*...............   14,644      360,096
       ViroPharma, Inc.*...........................    3,661       84,020
       Xoma Ltd.*..................................   14,121      139,092
                                                              -----------
       TOTAL COMMON STOCKS.........................            41,313,316
                                                              -----------
        Repurchase Agreement (0.2%)
                                                    Principal
                                                     Amount
                                                    ---------
       State Street Bank, 1.50%, 01/02/02, dated
        12/31/01, with maturity value of $84,007
        (Collateralized by Federal Farm Credit
        Bank security).............................  $84,000       84,000
                                                              -----------
       TOTAL REPURCHASE AGREEMENT..................                84,000
                                                              -----------
       TOTAL INVESTMENTS
         (Cost $38,129,592)/(a)/ (93.6%)...........            41,397,316
       Other assets in excess of liabilities (6.4%)             2,849,646
                                                              -----------
       NET ASSETS (100.0%).........................           $44,246,962
                                                              ===========

------
*Non-income producing security.
/(a)/Costfor federal income taxes is $46,482,505 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $8,352,913. Net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 3,741,513
                    Unrealized depreciation....  (8,826,702)
                                                -----------
                    Net unrealized depreciation $(5,085,189)
                                                ===========

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Biotechnology

     Statement of Assets and Liabilities
                                                          December 31, 2001
    Assets:
      Investments, at value (cost $38,045,592)...........       $41,313,316
      Repurchase agreement, at amortized cost............            84,000
                                                                -----------
       Total Investments.................................        41,397,316
      Cash...............................................               710
      Dividends and interest receivable..................             2,171
      Receivable for investments sold....................         5,496,007
                                                                -----------
       Total Assets......................................        46,896,204
                                                                -----------
    Liabilities:
      Payable for capital shares redeemed................         2,523,388
      Advisory fees payable..............................            30,518
      Management servicing fees payable..................             6,104
      Administration fees payable........................             3,952
      Administrative servicing fees payable..............            29,821
      Distribution fees payable..........................            18,638
      Other accrued expenses.............................            36,821
                                                                -----------
       Total Liabilities.................................         2,649,242
                                                                -----------
    Net Assets...........................................       $44,246,962
                                                                ===========
    Net Assets consist of:
      Capital............................................       $49,106,361
      Accumulated net realized losses on investments.....        (8,127,123)
      Net unrealized appreciation on investments.........         3,267,724
                                                                -----------
    Net Assets...........................................       $44,246,962
                                                                ===========
      Shares of Beneficial Interest Outstanding..........         1,739,003
                                                                ===========
      Net Asset Value (offering and redemption price per
       share)............................................       $     25.44
                                                                ===========

       Statement of Operations
           For the period January 22, 2001/(a) through December 31, 2001/
      Investment Income:
        Dividends............................................ $     6,688
        Interest.............................................       2,042
                                                              -----------
         Total Income........................................       8,730
                                                              -----------
      Expenses:
        Advisory fees........................................     142,282
        Management servicing fees............................      28,456
        Administration fees..................................       8,290
        Administrative servicing fees........................      75,884
        Distribution fees....................................      47,427
        Custody fees.........................................      29,224
        Fund accounting fees.................................      15,820
        Transfer agent fees..................................      12,496
        Other fees...........................................      24,695
                                                              -----------
         Total Expenses......................................     384,574
                                                              -----------
      Net Investment Loss....................................    (375,844)
                                                              -----------
      Realized and Unrealized Gains/(Losses) on
       Investments:
        Net realized losses on investments...................  (7,460,115)
        Net change in unrealized appreciation on investments.   3,267,724
                                                              -----------
         Net realized and unrealized losses on investments...  (4,192,391)
                                                              -----------
      Change in Net Assets Resulting from Operations......... $(4,568,235)
                                                              ===========

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Biotechnology

 Statement of Changes in Net Assets
                                                               For the period
                                                            January 22, 2001/(a)/
                                                                  through
                                                             December 31, 2001
                                                            --------------------
From Investment Activities:
Operations:
  Net investment loss......................................    $    (375,844)
  Net realized losses on investments.......................       (7,460,115)
  Net change in unrealized appreciation on investments.....        3,267,724
                                                               -------------
  Change in net assets resulting from operations...........       (4,568,235)
                                                               -------------
Capital Transactions:
  Proceeds from shares issued..............................      239,037,596
  Cost of shares redeemed..................................     (190,222,399)
                                                               -------------
  Change in net assets resulting from capital transactions.       48,815,197
                                                               -------------
  Change in net assets.....................................       44,246,962
Net Assets:
  Beginning of period......................................               --
                                                               -------------
  End of period............................................    $  44,246,962
                                                               =============
Share Transactions:
  Issued...................................................        9,208,651
  Redeemed.................................................       (7,469,648)
                                                               -------------
  Change in shares.........................................        1,739,003
                                                               =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Biotechnology

 Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
                                                                          For the period
                                                                       January 22, 2001/(a)/
                                                                             through
                                                                        December 31, 2001
                                                                       --------------------
Net Asset Value, Beginning of Period..................................     $     30.00
                                                                           -----------
Investment Activities:
  Net investment loss.................................................           (0.48)/(b)/
  Net realized and unrealized losses on investments...................           (4.08)
                                                                           -----------
  Total loss from investment activities...............................           (4.56)
                                                                           -----------
Net Asset Value, End of Period........................................     $     25.44
                                                                           ===========
Total Return..........................................................          (15.20)%/(c)/
Ratios/Supplemental Data:
Net assets, end of year...............................................     $44,246,962
Ratio of expenses to average net assets...............................            2.03%/(d)/
Ratio of net investment loss to average net assets....................           (1.98)%/(d)/
Portfolio turnover....................................................            1044%

------
/(a)/Commencement of operations.
/(b)/Per share net investment loss has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                               ProFund VP Energy

   For the period January 22, 2001 through December 31, 2001, the ProFund VP Energy had a NAV total return of -6.90%*, compared to a return of -5.95% for the unmanaged Dow Jones U.S. Energy Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Index. The Dow Jones U.S. Energy Index is an unmanaged index, which measures the performance of the energy sector of the U.S. equity market.

   For the fiscal year, the ProFund VP Energy achieved an average daily statistical correlation of over 0.99 with the daily performance of the Dow Jones U.S. Energy Index (1.00 equals perfect correlation).

   The performance of the Dow Jones U.S. Energy Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the Dow Jones U.S. Energy Index or any of the companies included in the Dow Jones U.S. Energy Index.

Value of a $10,000 Investment

                         [CHART]

            ProFund VP Energy  Dow Jones U.S.Energy
            -----------------  --------------------
 1/22/2001       $10,000             $10,000
 3/31/2001        10,217              10,225
 6/30/2001        10,093              10,128
 9/30/2001         8,663               8,743
12/31/2001         9,310               9,405

---------------------------
Average Annual Total Return
     as of 12/31/01
---------------------------
               Since
             Inception
             (1/22/01)
---------------------------
VP Energy     (6.90)%
---------------------------

* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Energy is measured against the Dow Jones U.S. Energy Index, an unmanaged index generally representative of the performance of the energy sector of the U.S. equity market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Energy                       Investments
                                                December 31, 2001

        Common Stocks (84.1%)
                                                     Shares     Value
                                                     ------- -----------
       Amerada Hess Corp............................   2,760 $   172,500
       Anadarko Petroleum Corp......................   8,832     502,099
       Apache Corp..................................   4,821     240,462
       Arch Coal, Inc...............................   1,656      37,591
       Ashland, Inc.................................   2,208     101,745
       Atwood Oceanics, Inc.*.......................     276       9,619
       Baker Hughes, Inc............................  11,868     432,826
       BJ Services Co.*.............................   5,796     188,081
       Burlington Resources, Inc....................   7,176     269,387
       Cabot Oil & Gas Corp.........................   1,104      26,551
       Chesapeake Energy Corp.*.....................   5,244      34,663
       ChevronTexaco Corp...........................  37,812   3,388,333
       Conoco, Inc..................................  22,080     624,864
       Cooper Cameron Corp.*........................   1,932      77,976
       Core Laboratories N.V.*......................   1,104      15,478
       Devon Energy Corp............................   4,140     160,011
       Diamond Offshore Drilling, Inc...............   2,208      67,123
       El Paso Corp.................................  18,216     812,616
       Energen Corp.................................   1,104      27,214
       Ensco International, Inc.....................   4,692     116,596
       EOG Resources, Inc...........................   3,588     140,327
       Evergreen Resources, Inc.*...................     552      21,313
       Exxon Mobil Corp............................. 146,556   5,759,652
       Forest Oil Corp.*............................   1,104      31,144
       Global Industries Ltd.*......................   2,208      19,651
       GlobalSantaFe Corp...........................   6,624     188,916
       Grant Prideco, Inc.*.........................   3,864      44,436
       Grey Wolf, Inc.*.............................   6,348      18,854
       Halliburton Co...............................  15,180     198,858
       Hanover Compressor Co.*......................   1,932      48,802
       Helmerich & Payne, Inc.......................   1,932      64,490
       Input/Output, Inc.*..........................   1,656      13,596
       Kerr-McGee Corp..............................   3,588     196,622
       Key Energy Group*............................   3,588      33,010
       Kinder Morgan, Inc...........................   3,036     169,075
       Lone Star Technologies, Inc.*................     828      14,573
       Massey Energy Co.............................   2,760      57,215
       Maverick Tube Corp.*.........................   1,104      14,297
       McDermott International, Inc.*...............   2,208      27,092
       Meridian Resource Corp.*.....................   1,380       5,506
       Mitchell Energy & Development Corp. -
          Class A...................................     828      44,132
       Murphy Oil Corp..............................   1,380     115,975
       Nabors Industries, Inc.*.....................   4,968     170,551
       National-Oilwell, Inc.*......................   2,760      56,884
       Newfield Exploration Co.*....................   1,656      58,805
       Newpark Resources, Inc.*.....................   2,484      19,624
       Noble Affiliates, Inc........................   1,932      68,180
       Noble Drilling Corp.*........................   4,692     159,716
       Occidental Petroleum Corp....................  13,248     351,469
       Ocean Energy, Inc............................   6,072     116,582
       Oceaneering International, Inc.*.............     828      18,315
       Offshore Logistics, Inc.*....................     828      14,705
       Parker Drilling Co.*.........................   3,312      12,221
       Patterson-UTI Energy, Inc.*..................   2,760      64,336
       Phillips Petroleum Co........................  12,144     731,797
       Pioneer Natural Resources Co.*...............   3,312      63,789
       Pogo Producing Co............................   1,656      43,503
       Pride International, Inc.*...................   4,140      62,514

         Common Stocks, continued
                                                 Shares       Value
                                                --------- -------------
        Rowan Cos., Inc.*......................    3,312   $     64,153
        Schlumberger Ltd.......................   20,424      1,122,299
        SEACOR SMIT, Inc.*.....................      828         38,419
        Seitel, Inc.*..........................      828         11,261
        Smith International, Inc.*.............    1,656         88,795
        Stone Energy Corp.*....................      828         32,706
        Sunoco, Inc............................    2,760        103,058
        Superior Energy Services, Inc.*........    2,208         19,099
        Tesoro Petroleum Corp.*................    1,380         18,092
        Tidewater, Inc.........................    1,932         65,495
        Tom Brown, Inc.*.......................    1,104         29,819
        Transocean Sedco Forex, Inc............   11,316        382,707
        Trico Marine Services, Inc.*...........    1,380         10,419
        Ultramar Diamond Shamrock Corp.........    2,484        122,908
        Unocal Corp............................    8,556        308,615
        USX-Marathon Group, Inc................   11,040        331,200
        Valero Energy Corp.....................    2,208         84,169
        Varco International, Inc.*.............    3,036         45,479
        Veritas DGC, Inc.*.....................    1,104         20,424
        Vintage Petroleum, Inc.................    1,932         27,917
        Weatherford International, Inc.*.......    4,140        154,256
        Western Gas Resources, Inc.............      828         26,761
        Williams Cos., Inc.....................   18,216        464,872
        XTO Energy, Inc........................    4,140         72,450
                                                          -------------
        TOTAL COMMON STOCKS....................              20,191,635
                                                          -------------
         Repurchase Agreement (0.3%)
                                                Principal
                                                 Amount
                                                ---------
        State Street Bank, 1.50%, 01/02/02,
         dated 12/31/01, with maturity value of
         $62,005 (Collateralized by Federal
         Farm Credit Bank security)............  $62,000         62,000
                                                          -------------
        TOTAL REPURCHASE AGREEMENT.............                  62,000
                                                          -------------
        TOTAL INVESTMENTS
         (Cost $19,372,812)/(a)/ (84.4%).......              20,253,635
        Other assets in excess of
         liabilities (15.6%)...................               3,753,077
                                                          -------------
        NET ASSETS (100.0%)....................            $ 24,006,712
                                                          =============

------
* Non-income producing security.
/(a)/Cost for federal income taxes is $25,550,267 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6,177,455. Net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $   964,359
                    Unrealized depreciation....  (6,260,991)
                                                -----------
                    Net unrealized depreciation $(5,296,632)
                                                ===========

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Energy

        Statement of Assets and Liabilities
                                                       December 31, 2001
       Assets:
         Investments, at value (cost $19,310,812)........... $20,191,635
         Repurchase agreement, at amortized cost............      62,000
                                                             -----------
          Total Investments.................................  20,253,635
         Dividends and interest receivable..................      10,200
         Receivable for investments sold....................   3,796,130
         Receivable for capital shares issued...............   1,835,932
                                                             -----------
          Total Assets......................................  25,895,897
                                                             -----------
       Liabilities:
         Payable to custodian...............................       6,652
         Payable for investments purchased..................   1,824,110
         Advisory fees payable..............................       9,545
         Management servicing fees payable..................       1,909
         Administration fees payable........................       1,762
         Administrative servicing fees payable..............      13,229
         Distribution fees payable..........................       8,268
         Other accrued expenses.............................      23,710
                                                             -----------
          Total Liabilities.................................   1,889,185
                                                             -----------
       Net Assets........................................... $24,006,712
                                                             ===========
       Net Assets consist of:
         Capital............................................ $30,710,514
         Accumulated net realized losses on investments.....  (7,584,625)
         Net unrealized appreciation on investments.........     880,823
                                                             -----------
       Net Assets........................................... $24,006,712
                                                             ===========
         Shares of Beneficial Interest Outstanding..........     859,514
                                                             ===========
         Net Asset Value (offering and redemption price per
          share)............................................ $     27.93
                                                             ===========

       Statement of Operations
           For the period January 22, 2001/(a)/ through December 31, 2001
      Investment Income:
        Dividends............................................ $   335,967
        Interest.............................................       5,052
                                                              -----------
         Total Income........................................     341,019
                                                              -----------
      Expenses:
        Advisory fees........................................     125,484
        Management servicing fees............................      25,097
        Administration fees..................................       6,359
        Administrative servicing fees........................      66,925
        Distribution fees....................................      41,828
        Custody fees.........................................      29,375
        Fund accounting fees.................................      12,897
        Transfer agent fees..................................      13,521
        Other fees...........................................      21,809
                                                              -----------
         Total Expenses......................................     343,295
                                                              -----------
      Net Investment Loss....................................      (2,276)
                                                              -----------
      Realized and Unrealized Gains/(Losses) on
       Investments:
        Net realized losses on investments...................  (7,584,625)
        Net change in unrealized appreciation on investments.     880,823
                                                              -----------
         Net realized and unrealized losses on
          investments........................................  (6,703,802)
                                                              -----------
      Change in Net Assets Resulting from Operations......... $(6,706,078)
                                                              ===========

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Energy

 Statement of Changes in Net Assets
                                                               For the period
                                                            January 22, 2001/(a)/
                                                                  through
                                                             December 31, 2001
                                                            --------------------
From Investment Activities:
Operations:
  Net investment loss......................................    $      (2,276)
  Net realized losses on investments.......................       (7,584,625)
  Net change in unrealized appreciation on investments.....          880,823
                                                               -------------
  Change in net assets resulting from operations...........       (6,706,078)
                                                               -------------
Capital Transactions:
  Proceeds from shares issued..............................      180,395,988
  Cost of shares redeemed..................................     (149,683,198)
                                                               -------------
  Change in net assets resulting from capital transactions.       30,712,790
                                                               -------------
  Change in net assets.....................................       24,006,712
Net Assets:
  Beginning of period......................................               --
                                                               -------------
  End of period............................................    $  24,006,712
                                                               =============
Share Transactions:
  Issued...................................................        5,909,145
  Redeemed.................................................       (5,049,631)
                                                               -------------
  Change in shares.........................................          859,514
                                                               =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Energy

 Financial Highlights
 Selected data for a share of beneficial interest outstanding throughout the period indicated.
                                                                                                   For the period
                                                                                                January 22, 2001/(a)/
                                                                                                      through
                                                                                                 December 31, 2001
                                                                                                --------------------
                     Net Asset Value, Beginning of Period......................................     $     30.00
                                                                                                    -----------
                     Investment Activities:
                       Net investment loss.....................................................               --/(b)/
                      Net realized and unrealized losses on investments........................           (2.07)
                                                                                                    -----------
                       Total loss from investment activities...................................           (2.07)
                                                                                                    -----------
                     Net Asset Value, End of Period............................................     $     27.93
                                                                                                    ===========
                     Total Return..............................................................           (6.90)%/(c)/
                     Ratios/Supplemental Data:
                     Net assets, end of year...................................................     $24,006,712
                     Ratio of expenses to average net assets...................................            2.05%/(d)/
                     Ratio of net investment loss to average net assets........................           (0.01)%/(d)/
                     Portfolio turnover........................................................            1169%

------
/(a)/Commencement of operations.
/(b)/Per share net investment loss has been calculated using the daily average shares method. Amount is less than 0.005 per share.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                             ProFund VP Financial
   For the period January 22, 2001 through December 31, 2001, the ProFund VP Financial had a NAV total return of -6.60%*, compared to a return of -5.20% for the unmanaged Dow Jones U.S. Financial Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Index. The Dow Jones U.S. Financial Index is an unmanaged index, which measures the performance of the financial sector of the U.S. equity market.

   For the fiscal year, the ProFund VP Financial achieved an average daily statistical correlation of over 0.99 with the daily performance of the Dow Jones U.S. Financial Index (1.00 equals perfect correlation).

   The performance of the Dow Jones U.S. Financial Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the Dow Jones U.S. Financial Index or any of the companies included in the Dow Jones U.S. Financial Index.




                                    [CHART]


Value of a $10,000 Investment

          ProFund VP Financial  Dow Jones U.S. Financial
          --------------------  ------------------------
1/22/01         $10,000                 $10,000
3/01              9,420                   9,368
6/01             10,083                  10,108
9/01              8,803                   8,853
12/01             9,340                   9,480


---------------------------------
  Average Annual Total Return
        as of 12/31/01
---------------------------------
                         Since
                       Inception
                       (1/22/01)
---------------------------------
VP Financial            (6.60)%
---------------------------------

* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Financial is measured against the Dow Jones U.S. Financial Index, an unmanaged index generally representative of the performance of the financial services economic sector of the U.S. equity market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Financial                    Investments
                                                December 31, 2001

           Common Stocks (99.9%)
                                                    Shares    Value
                                                    ------ -----------
          ACE Ltd..................................  2,976 $   119,486
          AFLAC, Inc...............................  5,022     123,340
          Allstate Corp............................  6,324     213,119
          Ambac Financial Group, Inc...............  1,488      86,096
          American Express Co...................... 10,974     391,662
          American International Group, Inc........ 23,808   1,890,355
          AmeriCredit Corp.*.......................  1,302      41,078
          AmSouth Bancorporation...................  5,580     105,462
          AON Corp.................................  2,604      92,494
          Archstone-Smith Trust....................  3,906     102,727
          Bank of America Corp..................... 14,136     889,861
          Bank of New York Co., Inc................  6,882     280,786
          Bank One Corp............................ 10,788     421,271
          Banknorth Group, Inc.....................  3,162      71,208
          BB&T Corp................................  4,836     174,628
          Bear Stearns Cos., Inc...................  1,302      76,349
          BISYS Group, Inc.*.......................    930      59,511
          Capital Automotive Real Estate Investment
           Trust...................................  4,092      81,390
          Capital One Financial Corp...............  2,232     120,416
          Charter One Financial, Inc...............  3,348      90,898
          Chubb Corp...............................  1,860     128,340
          Cincinnati Financial Corp................  2,232      85,151
          Citigroup, Inc........................... 46,872   2,366,098
          Comerica, Inc............................  2,046     117,236
          Compass Bancshares, Inc..................  2,976      84,221
          Countrywide Credit Industries, Inc.......  1,674      68,584
          Dime Bancorp, Inc........................  2,046      73,820
          E*TRADE Group, Inc.*.....................  3,906      40,037
          Edwards (A.G.), Inc......................  1,488      65,726
          Equity Office Properties Trust...........  4,650     139,872
          Equity Residential Properties Trust......  4,092     117,481
          Fannie Mae...............................  9,114     724,563
          Federated Investors, Inc.--Class B.......  1,860      59,297
          Fifth Third Bancorp......................  4,464     273,777
          First Tennessee National Corp............  2,046      74,188
          Fleet Boston Financial Corp..............  9,672     353,028
          Franklin Resources, Inc..................  1,860      65,602
          Freddie Mac..............................  6,324     413,590
          Golden West Financial Corp...............  1,674      98,515
          Goldman Sachs Group, Inc.................  2,046     189,767
          GreenPoint Financial Corp................  2,232      79,794
          Hartford Financial Services Group, Inc...  2,418     151,923
          Highwoods Properties, Inc................  3,720      96,534
          Household International, Inc.............  4,278     247,867
          HRPT Properties Trust.................... 10,602      91,813
          Huntington Bancshares, Inc...............  4,464      76,736
          Investment Technology Group, Inc.*.......    930      36,335
          J.P. Morgan Chase & Co................... 18,042     655,827
          Jefferson-Pilot Corp.....................  2,046      94,668
          John Hancock Financial Services, Inc.....  3,348     138,272
          KeyCorp..................................  5,022     122,235
          Kimco Realty Corp........................  2,046      66,884
          Legg Mason, Inc..........................  1,302      65,074
          Lincoln National Corp....................  2,046      99,374
          Loews Corp...............................  1,860     103,007
          M&T Bank Corp............................  1,302      94,851
          Macerich Co..............................  3,534      94,005
          Marsh & McLennan Cos., Inc...............  2,604     279,800
          Marshall & Ilsley Corp...................  1,488      94,161
          MBIA, Inc................................  1,860      99,752
          MBNA Corp................................  7,254     255,341
          Mellon Financial Corp....................  4,650     174,933
          Merrill Lynch & Co., Inc.................  7,440     387,773
          MetLife, Inc.............................  6,882     218,022
          MGIC Investment Corp.....................  1,302      80,359

        Common Stocks, continued
                                                     Shares      Value
                                                    --------- -----------
       Mills Corp..................................    3,534  $    93,580
       Morgan Stanley Dean Witter & Co.............    9,300      520,242
       National City Corp..........................    5,208      152,282
       National Commerce Financial Corp............    3,162       79,999
       Neuberger Berman, Inc.......................    1,116       48,992
       New Plan Excel Realty Trust, Inc............    4,650       88,583
       North Fork Bancorporation, Inc..............    2,604       83,302
       Northern Trust Corp.........................    2,232      134,411
       PNC Financial Services Group................    2,790      156,798
       Progressive Corp............................      744      111,079
       Radian Group, Inc...........................    1,488       63,910
       Regions Financial Corp......................    3,348      100,239
       SAFECO Corp.................................    2,046       63,733
       Schwab (Charles) Corp.......................   10,230      158,258
       Security Capital Group, Inc.*...............    2,232       56,626
       SEI Investments Co..........................    1,116       50,343
       SouthTrust Corp.............................    4,464      110,127
       Sovereign Bancorp, Inc......................    5,022       61,469
       St. Paul Companies, Inc.....................    2,232       98,141
       State Street Corp...........................    3,348      174,933
       Stilwell Financial, Inc.....................    2,790       75,944
       SunTrust Banks, Inc.........................    2,604      163,271
       Synovus Financial Corp......................    3,348       83,867
       T. Rowe Price Group, Inc....................    1,860       64,598
       Torchmark Corp..............................    1,674       65,838
       U.S. Bancorp................................   18,414      385,405
       Union Planters Corp.........................    2,232      100,730
       United Dominion Realty Trust, Inc...........    6,324       91,066
       UnumProvident Corp..........................    2,604       69,032
       USA Education, Inc..........................    1,674      140,649
       Wachovia Corp...............................   12,462      390,808
       Washington Mutual, Inc......................    8,370      273,699
       Wells Fargo & Co............................   15,438      670,781
       XL Capital Ltd., Class A....................    1,488      135,944
       Zions Bancorporation........................    1,488       78,239
                                                              -----------
       TOTAL COMMON STOCKS.........................            20,073,288
                                                              -----------
        Repurchase Agreement (0.0%)
                                                    Principal
                                                     Amount
                                                    ---------
       State Street Bank, 1.50%, 01/02/02, dated
        12/31/01, with maturity value of $3,000
        (Collateralized by Federal Farm Credit
        Bank security).............................  $ 3,000        3,000
                                                              -----------
       TOTAL REPURCHASE AGREEMENT..................                 3,000
                                                              -----------
       TOTAL INVESTMENTS
        (Cost $18,677,669)/(a)/ (99.9%)............            20,076,288
       Other assets in excess of liabilities (0.1%)                12,605
                                                              -----------
       NET ASSETS (100.0%).........................           $20,088,893
                                                              ===========

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $20,437,031 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,759,362. Net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 1,430,722
                    Unrealized depreciation....  (1,791,465)
                                                -----------
                    Net unrealized depreciation $  (360,743)
                                                ===========

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Financial

        Statement of Assets and Liabilities
                                                       December 31, 2001
       Assets:
         Investments, at value (cost $18,674,669)........... $20,073,288
         Repurchase agreement, at amortized cost............       3,000
                                                             -----------
          Total Investments.................................  20,076,288
         Cash...............................................         412
         Dividends and interest receivable..................      46,175
         Receivable for capital shares issued...............      44,665
                                                             -----------
          Total Assets......................................  20,167,540
                                                             -----------
       Liabilities:
         Advisory fees payable..............................      18,073
         Management servicing fees payable..................       3,615
         Administration fees payable........................       2,533
         Administrative servicing fees payable..............      19,071
         Distribution fees payable..........................      11,919
         Other accrued expenses.............................      23,436
                                                             -----------
          Total Liabilities.................................      78,647
                                                             -----------
       Net Assets........................................... $20,088,893
                                                             ===========
       Net Assets consist of:
         Capital............................................ $20,507,775
         Accumulated net realized losses on investments.....  (1,817,501)
         Net unrealized appreciation on investments.........   1,398,619
                                                             -----------
       Net Assets........................................... $20,088,893
                                                             ===========
         Shares of Beneficial Interest Outstanding..........     716,999
                                                             ===========
         Net Asset Value (offering and redemption price per
          share)............................................ $     28.02
                                                             ===========

       Statement of Operations
           For the period January 22, 2001/(a)/ through December 31, 2001
      Investment Income:
        Dividends (net of foreign taxes of $13).............. $   260,583
        Interest.............................................         713
                                                              -----------
         Total Income........................................     261,296
                                                              -----------
      Expenses:
        Advisory fees........................................      86,798
        Management servicing fees............................      17,360
        Administration fees..................................       4,864
        Administrative servicing fees........................      46,292
        Distribution fees....................................      28,933
        Custody fees.........................................      23,946
        Fund accounting fees.................................      10,213
        Transfer agent fees..................................      10,291
        Other fees...........................................      14,171
                                                              -----------
         Total Expenses......................................     242,868
                                                              -----------
      Net Investment Income..................................      18,428
                                                              -----------
      Realized and Unrealized Gains/(Losses) on
       Investments:
        Net realized losses on investments...................  (1,817,501)
        Net change in unrealized appreciation on investments.   1,398,619
                                                              -----------
         Net realized and unrealized losses on investments...    (418,882)
                                                              -----------
      Change in Net Assets Resulting from Operations......... $  (400,454)
                                                              ===========

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Financial

  Statement of Changes in Net Assets
                                                            For the period
                                                         January 22, 2001/(a)/
                                                               through
                                                          December 31, 2001
                                                         --------------------
 From Investment Activities:
 Operations:
  Net investment income.................................    $      18,428
  Net realized losses on investments....................       (1,817,501)
  Net change in unrealized appreciation on investments..        1,398,619
                                                            -------------
  Change in net assets resulting from operations........         (400,454)
                                                            -------------
 Capital Transactions:
  Proceeds from shares issued...........................      151,588,755
  Cost of shares redeemed...............................     (131,099,408)
                                                            -------------
  Change in net assets resulting from capital
    transactions........................................       20,489,347
                                                            -------------
  Change in net assets..................................       20,088,893
 Net Assets:
  Beginning of period...................................               --
                                                            -------------
  End of period.........................................    $  20,088,893
                                                            =============
 Share Transactions:
  Issued................................................        5,318,021
  Redeemed..............................................       (4,601,022)
                                                            -------------
  Change in shares......................................          716,999
                                                            =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Financial

 Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
                                                                                                 For the period
                                                                                              January 22, 2001/(a)/
                                                                                                    through
                                                                                               December 31, 2001
                                                                                              --------------------
                    Net Asset Value, Beginning of Period.....................................     $     30.00
                                                                                                  -----------
                    Investment Activities:
                      Net investment income..................................................           0.04 /(b)/
                      Net realized and unrealized losses on investments......................           (2.02)
                                                                                                  -----------
                      Total loss from investment activities..................................           (1.98)
                                                                                                  -----------
                    Net Asset Value, End of Period...........................................     $     28.02
                                                                                                  ===========
                    Total Return.............................................................           (6.60)%/(c)/
                    Ratios/Supplemental Data:
                    Net assets, end of year..................................................     $20,088,893
                    Ratio of expenses to average net assets..................................            2.10%/(d)/
                    Ratio of net investment income to average net assets.....................            0.16%/(d)/
                    Portfolio turnover.......................................................            1330%

------
/(a)/Commencement of operations.
/(b)/Per share net investment income has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                             ProFund VP Healthcare

   For the period January 22, 2001 through December 31, 2001, the ProFund VP Healthcare had a NAV total return of -5.23%*, compared to a return of -4.27% for the unmanaged Dow Jones U.S. Healthcare Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Index. The Dow Jones U.S. Healthcare Index is an unmanaged index, which measures the performance of the healthcare sector of the U.S. equity market.

   For the fiscal year, the ProFund VP Healthcare achieved an average daily statistical correlation of over 0.99 with the daily performance of the Dow Jones U.S. Healthcare Index (1.00 equals perfect correlation).

   The performance of the Dow Jones U.S. Healthcare Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the Dow Jones U.S. Healthcare Index or any of the companies included in the Dow Jones U.S. Healthcare Index.


                              [CHART]


Value of a $10,000 Investment


          ProFund VP Healthcare  Dow Jones U.S. Healthcare
          ---------------------  -------------------------
1/22/01         $10,000                  $10,000
3/01              9,243                    9,204
6/01              9,380                    9,387
9/01              9,307                    9,335
12/01             9,477                    9,573


--------------------------------
  Average Annual Total Return
        as of 12/31/01
--------------------------------
                         Since
                       Inception
                       (1/22/01)
--------------------------------
VP Healthcare           (5.23)%
--------------------------------


* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Healthcare is measured against the Dow Jones U.S. Healthcare Index, an unmanaged index generally representative of the performance of the healthcare sector of the U.S. equity market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.


The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Healthcare                   Investments
                                                December 31, 2001

 Common Stocks (100.1%)
                                                        Shares    Value
                                                        ------ -----------
Abbott Laboratories.................................... 29,128 $ 1,623,886
Abgenix, Inc.*.........................................  1,986      66,809
AdvancePCS*............................................  1,655      48,574
Aetna, Inc.............................................  2,979      98,277
Affymetrix, Inc.*......................................  1,324      49,981
Alkermes, Inc.*........................................  1,986      52,351
Allergan, Inc..........................................  2,979     223,574
American Home Products Corp............................ 26,480   1,624,813
Amgen, Inc.*........................................... 21,184   1,195,624
Andrx Group*...........................................  1,655     116,529
Anthem, Inc.*..........................................    993      49,154
Apogent Technologies, Inc.*............................  2,979      76,858
Applera Corp.--Applied Biosystems Group................  4,634     181,977
Applera Corp.--Celera Genomics Group*..................  1,986      53,006
Aviron*................................................    993      49,382
Bard (C.R.), Inc.......................................  1,324      85,398
Barr Laboratories, Inc.*...............................    662      52,536
Bausch & Lomb, Inc.....................................  1,655      62,327
Baxter International, Inc.............................. 11,916     639,055
Beckman Coulter, Inc...................................  1,655      73,317
Becton, Dickinson & Co.................................  5,296     175,562
Biogen, Inc.*..........................................  3,310     189,829
Biomet, Inc............................................  5,627     173,874
Boston Scientific Corp.*...............................  6,289     151,691
Bristol-Myers Squibb Co................................ 39,058   1,991,958
Celgene Corp.*.........................................  1,986      63,393
Cephalon, Inc.*........................................  1,324     100,075
Chiron Corp.*..........................................  2,648     116,088
CIGNA Corp.............................................  2,648     245,337
COR Therapeutics, Inc.*................................  1,655      39,604
CYTYC Corp.*...........................................  2,979      77,752
DaVita, Inc.*..........................................  2,648      64,744
DENTSPLY International, Inc............................  1,324      66,465
Edwards Lifesciences Corp.*............................  1,986      54,873
Eli Lilly & Co......................................... 19,529   1,533,808
Enzon, Inc.*...........................................  1,324      74,515
Express Scripts, Inc.--Class A*........................  1,655      77,388
First Health Group Corp.*..............................  2,317      57,323
Forest Laboratories, Inc.*.............................  3,641     298,380
Genentech, Inc.*.......................................  4,634     251,395
Genzyme Corp.--General Division*.......................  4,303     257,578
Gilead Sciences, Inc.*.................................  2,317     152,273
Guidant Corp.*.........................................  6,289     313,192
HCA, Inc...............................................  9,268     357,189
Health Management Associates, Inc.-- Class A*..........  5,296      97,446
Health Net, Inc.*......................................  2,979      64,883
Healthsouth Corp.*.....................................  8,606     127,541
Henry Schein, Inc.*....................................  1,324      49,028
Hillenbrand Industries, Inc............................  1,324      73,177
Human Genome Sciences, Inc.*...........................  2,648      89,291
Humana, Inc.*..........................................  4,965      58,537
ICN Pharmaceuticals, Inc...............................  2,317      77,620
ICOS Corp.*............................................  1,324      76,051
IDEC Pharmaceuticals Corp.*............................  3,310     228,158
ImClone Systems, Inc.*.................................  1,655      76,891
Immunex Corp.*.........................................  6,951     192,612
Incyte Genomics, Inc.*.................................  2,317      45,042
Invitrogen Corp.*......................................  1,324      81,995
IVAX Corp.*............................................  4,303      86,662
Johnson & Johnson...................................... 61,566   3,638,551
King Pharmaceuticals, Inc.*............................  4,965     209,175
Laboratory Corp. of America Holdings*..................    993      80,284
Lincare Holdings, Inc.*................................  2,648      75,865
Manor Care, Inc.*......................................  2,648      62,784
Medicis Pharmaceutical Corp.*..........................    993      64,138

 Common Stocks, continued
                                                       Shares      Value
                                                      --------- -----------
MedImmune, Inc.*.....................................    4,303  $   199,444
Medtronic, Inc.......................................   24,494    1,254,338
Merck & Co., Inc.....................................   46,009    2,705,329
Millennium Pharmaceuticals, Inc.*....................    4,634      113,579
Monsanto Co..........................................    1,324       44,751
Mylan Laboratories, Inc..............................    2,979      111,712
Neurocrine Biosciences, Inc.*........................      993       50,951
NPS Pharmaceuticals, Inc.*...........................      993       38,032
Omnicare, Inc........................................    2,317       57,647
OSI Pharmaceuticals, Inc.*...........................      993       45,420
Oxford Health Plans, Inc.*...........................    2,317       69,834
Patterson Dental Co.*................................    1,655       67,739
Pfizer, Inc..........................................  128,097    5,104,665
Pharmaceutical Product Development, Inc.*............    1,324       42,778
Pharmacia Corp.......................................   26,149    1,115,255
Protein Design Labs, Inc.*...........................    1,986       65,141
Quest Diagnostics, Inc.*.............................    1,324       94,944
Quintiles Transnational Corp.*.......................    3,641       58,438
Renal Care Group, Inc.*..............................    1,324       42,500
ResMed, Inc.*........................................      993       53,543
Schering-Plough Corp.................................   29,790    1,066,780
Sepracor, Inc.*......................................    1,986      113,321
St. Jude Medical, Inc.*..............................    1,986      154,213
Stryker Corp.........................................    3,310      193,205
Techne Corp.*........................................    1,324       48,789
Tenet Healthcare Corp.*..............................    6,620      388,726
Triad Hospitals, Inc.*...............................    1,655       48,574
Trigon Healthcare, Inc.*.............................      662       45,976
UnitedHealth Group, Inc..............................    6,289      445,074
Universal Health Services, Inc.--Class B*............    1,324       56,641
Varian Medical Systems, Inc.*........................      993       70,761
Vertex Pharmaceuticals, Inc.*........................    2,317       56,975
Watson Pharmaceuticals, Inc.*........................    2,648       83,121
Wellpoint Health Networks, Inc.*.....................    1,324      154,709
Zimmer Holdings, Inc.*...............................    4,303      131,414
                                                                -----------
TOTAL COMMON STOCKS..................................            33,257,764
                                                                -----------
 Repurchase Agreement (0.2%)
                                                      Principal
                                                       Amount
                                                      ---------
State Street Bank, 1.50%, 01/02/02, dated 12/31/01,
 with maturity value of $82,007 (Collateralized by
 Federal Farm Credit Bank security).................. $ 82,000       82,000
                                                                -----------
TOTAL REPURCHASE AGREEMENT...........................                82,000
                                                                -----------
TOTAL INVESTMENTS (Cost $31,672,607)/(a)/ (100.3%)...            33,339,764
Liabilities in excess of other assets ( - 0.3%)......              (112,519)
                                                                -----------
NET ASSETS (100.0%)..................................           $33,227,245
                                                                ===========

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $35,922,207 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,249,600. Net unrealized depreciation of securities as follows:

                            Unrealized appreciation................ $ 1,961,156
                            Unrealized depreciation................  (4,543,599)
                                                                    -----------
                            Net unrealized depreciation............ $(2,582,443)
                                                                    ===========

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Healthcare

        Statement of Assets and Liabilities
                                                       December 31, 2001
       Assets:
         Investments, at value (cost $31,590,607)........... $33,257,764
         Repurchase agreement, at cost......................      82,000
                                                             -----------
          Total Investments.................................  33,339,764
         Cash...............................................         476
         Dividends and interest receivable..................      26,801
         Receivable for investments sold....................     200,918
                                                             -----------
          Total Assets......................................  33,567,959
                                                             -----------
       Liabilities:
         Payable for capital shares redeemed................     241,308
         Advisory fees payable..............................      20,550
         Management servicing fees payable..................       4,110
         Administration fees payable........................       3,098
         Administrative servicing fees payable..............      23,316
         Distribution fees payable..........................      14,573
         Other accrued expenses.............................      33,759
                                                             -----------
          Total Liabilities.................................     340,714
                                                             -----------
       Net Assets........................................... $33,227,245
                                                             ===========
       Net Assets consist of:
         Capital............................................ $36,702,209
         Accumulated net realized losses on investments.....  (5,142,121)
         Net unrealized appreciation on investments.........   1,667,157
                                                             -----------
       Net Assets........................................... $33,227,245
                                                             ===========
         Shares of Beneficial Interest Outstanding..........   1,168,615
                                                             ===========
         Net Asset Value (offering and redemption price per
          share)............................................ $     28.43
                                                             ===========

       Statement of Operations
           For the period January 22, 2001/(a)/ through December 31, 2001
      Investment Income:
        Dividends............................................ $   151,893
        Interest.............................................       2,144
                                                              -----------
         Total Income........................................     154,037
                                                              -----------
      Expenses:
        Advisory fees........................................     119,883
        Management servicing fees............................      23,977
        Administration fees..................................       7,233
        Administrative servicing fees........................      63,937
        Distribution fees....................................      39,961
        Custody fees.........................................      28,717
        Fund accounting fees.................................      14,837
        Transfer agent fees..................................      13,282
        Other fees...........................................      17,736
                                                              -----------
         Total Expenses......................................     329,563
                                                              -----------
      Net Investment Loss....................................    (175,526)
                                                              -----------
      Realized and Unrealized Gains/(Losses) on
       Investments:..........................................
        Net realized losses on investments...................  (5,142,121)
        Net change in unrealized appreciation on investments.   1,667,157
                                                              -----------
         Net realized and unrealized losses on investments...  (3,474,964)
                                                              -----------
      Change in Net Assets Resulting from Operations......... $(3,650,490)
                                                              ===========

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Healthcare

 Statement of Changes in Net Assets
                                                               For the period
                                                            January 22, 2001/(a)/
                                                                  through
                                                             December 31, 2001
                                                            --------------------
From Investment Activities:
Operations:
  Net investment loss......................................    $    (175,526)
  Net realized losses on investments.......................       (5,142,121)
  Net change in unrealized appreciation on investments.....        1,667,157
                                                               -------------
  Change in net assets resulting from operations...........       (3,650,490)
                                                               -------------
Capital Transactions:
  Proceeds from shares issued..............................      190,155,173
  Cost of shares redeemed..................................     (153,277,438)
                                                               -------------
  Change in net assets resulting from capital transactions.       36,877,735
                                                               -------------
  Change in net assets.....................................       33,227,245
Net Assets:
  Beginning of period......................................               --
                                                               -------------
  End of period............................................    $  33,227,245
                                                               =============
Share Transactions:
  Issued...................................................        6,598,208
  Redeemed.................................................       (5,429,593)
                                                               -------------
  Change in shares.........................................        1,168,615
                                                               =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Healthcare

 Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
                                                                          For the period
                                                                       January 22, 2001/(a)/
                                                                             through
                                                                        December 31, 2001
                                                                       --------------------
Net Asset Value, Beginning of Period..................................     $     30.00
                                                                           -----------
Investment Activities:
  Net investment loss.................................................           (0.30)/(b)/
  Net realized and unrealized losses on investments...................           (1.27)
                                                                           -----------
  Total loss from investment activities...............................           (1.57)
                                                                           -----------
Net Asset Value, End of Period........................................     $     28.43
                                                                           ===========
Total Return..........................................................           (5.23)%/(c)/
Ratios/Supplemental Data:
Net assets, end of year...............................................     $33,227,245
Ratio of expenses to average net assets...............................            2.06%/(d)/
Ratio of net investment loss to average net assets....................           (1.10)%/(d)/
Portfolio turnover....................................................            1032%

------
/(a)/Commencement of operations.
/(b)/Per share net investment loss has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                            ProFund VP Real Estate

   For the period January 22, 2001 through December 31, 2001, the ProFund VP Real Estate had a NAV total return of 9.07%*, compared to a return of 5.07% for the unmanaged Dow Jones U.S. Real Estate Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index. The Dow Jones U.S. Real Estate Index is an unmanaged index, which measures the performance of the real estate sector of the U.S. equity market.

   For the fiscal year, the ProFund VP Real Estate achieved an average daily statistical correlation of over 0.99 with the daily performance of the Dow Jones U.S. Real Estate Index (1.00 equals perfect correlation).

   The performance of the Dow Jones U.S. Real Estate Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the Dow Jones U.S. Real Estate Index or any of the companies included in the Dow Jones U.S. Real Estate Index.

                                    [CHART]

Value of a $10,000 Investment

           ProFund VP Real Estate  Dow Jones U.S. Real Estate
           ----------------------  --------------------------
1/22/01         $10,000                      $10,000
3/01              9,947                        9,885
6/01             11,027                       10,849
9/01             10,507                       10,212
12/01            10,907                       10,507


-------------------------------
  Average Annual Total Return
        as of 12/31/01
-------------------------------
                         Since
                       Inception
                       (1/22/01)
-------------------------------
VP Real Estate           9.07%
-------------------------------

* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Real Estate is measured against the Dow Jones U.S. Real Estate Index, an unmanaged index generally representative of the performance of the real estate industry sector of the U.S. equity market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Real Estate                  Investments
                                                December 31, 2001

           Common Stocks (100.5%)
                                               Shares      Value
                                               ------- --------------
          AMB Property Corp...................  28,026    $   728,676
          Apartment Investment & Management
           Co.--Class A.......................  24,912      1,139,226
          Archstone-Smith Trust...............  55,360      1,455,967
          Arden Realty Group, Inc.............  21,106        559,309
          AvalonBay Communities, Inc..........  21,798      1,031,263
          Boston Properties, Inc..............  28,372      1,078,136
          Brandywine Realty Trust.............  10,726        225,997
          BRE Properties, Inc.--Class A.......  15,224        471,335
          Camden Property Trust...............  13,494        495,230
          Capital Automotive Real Estate
           Investment Trust...................   8,650        172,049
          CarrAmerica Realty Corp.............  11,418        343,682
          Catellus Development Corp.*.........  26,642        490,213
          CBL & Associates Properties, Inc....   7,958        250,677
          Centerpoint Properties Corp.........   7,612        379,078
          Chelsea Property Group, Inc.........   5,882        288,806
          Colonial Properties Trust...........   6,574        204,780
          Cousins Properties, Inc.............  13,148        320,285
          Crescent Real Estate Equities Co....  33,908        614,074
          Developers Diversified Realty Corp..  16,262        310,604
          Duke-Weeks Realty Corp..............  40,828        993,345
          Equity Inns, Inc....................  12,110         80,168
          Equity Office Properties Trust...... 137,016      4,121,442
          Equity Residential Properties Trust.  90,306      2,592,685
          Federal Realty Investment Trust.....  13,494        310,362
          FelCor Lodging Trust, Inc...........  13,148        219,703
          First Industrial Realty Trust, Inc..  13,148        408,903
          General Growth Properties, Inc......  16,262        630,966
          Glenborough Realty Trust, Inc.......   8,304        161,098
          Health Care Property Investors, Inc.  18,338        664,019
          Health Care REIT, Inc...............  10,726        261,178
          Healthcare Realty Trust, Inc........  13,494        377,832
          Highwoods Properties, Inc...........  17,646        457,914
          Home Properties of New York, Inc....   6,228        196,805
          HomeStore.com, Inc.*................  36,450        131,220
          Hospitality Properties Trust........  19,376        571,592
          Host Marriott Corp..................  77,158        694,422
          HRPT Properties Trust...............  42,904        371,549
          iStar Financial, Inc................  11,072        276,246
          JDN Realty Corp.....................  10,034        123,719
          Kilroy Realty Corp..................   8,996        236,325
          Kimco Realty Corp...................  29,410        961,414
          Koger Equity, Inc...................   8,996        146,635
          La Quinta Properties, Inc.*.........  47,748        274,074
          Liberty Property Trust..............  24,220        722,967
          LNR Property Corp...................   7,958        248,130
          Macerich Co.........................  11,418        303,719
          Mack-Cali Realty Corp...............  19,030        590,311
          Manufactured Home Communities, Inc..   6,574        205,175
          MeriStar Hospitality Corp...........  14,878        211,268
          Mills Corp..........................   6,228        164,917
          Nationwide Health Properties, Inc...  15,916        297,470
          New Plan Excel Realty Trust, Inc....  29,064        553,669
          Plum Creek Timber Co., Inc..........  45,672      1,294,800
          Post Properties, Inc................  12,110        430,026
          Prentiss Properties Trust...........  11,764        322,922
          Prologis Trust......................  58,128      1,250,333
          Public Storage, Inc.................  25,950        866,730

       Common Stocks, continued
                                                      Shares    Value
                                                      ------ -----------
      Reckson Associates Realty Corp................. 14,878 $   347,550
      RFS Hotel Investors, Inc.......................  8,304      94,500
      Rouse Co....................................... 22,836     668,866
      Security Capital Group, Inc.*.................. 24,912     632,017
      Shurgard Storage Centers, Inc.--Class A........ 10,034     321,088
      Simon Property Group, Inc...................... 46,710   1,370,003
      SL Green Realty Corp........................... 10,034     308,144
      St. Joe Co..................................... 10,380     288,045
      Storage USA, Inc...............................  5,190     218,499
      United Dominion Realty Trust, Inc.............. 32,870     473,328
      Vornado Realty Trust........................... 26,642   1,108,307
      Weingarten Realty Investors.................... 10,034     481,632
                                                             -----------
      TOTAL COMMON STOCKS............................         39,597,419
                                                             -----------
      TOTAL INVESTMENTS
       (Cost $37,659,107)/(a)/ (100.5%)..............         39,597,419
      Liabilities in excess of other assets ( - 0.5%)           (183,568)
                                                             -----------
      NET ASSETS (100.0%)............................        $39,413,851
                                                             ===========

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $40,844,378 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,185,271. Net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 1,980,830
                    Unrealized depreciation....  (3,227,789)
                                                -----------
                    Net unrealized depreciation $(1,246,959)
                                                ===========

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Real Estate

         Statement of Assets and Liabilities
                                                     December 31, 2001
        Assets:
          Investments, at value (cost $37,659,107)........ $39,597,419
          Dividends and interest receivable...............     232,373
          Receivable for investments sold.................   1,482,238
                                                           -----------
           Total Assets...................................  41,312,030
                                                           -----------
        Liabilities:
          Payable to custodian............................     114,009
          Payable for capital shares redeemed.............   1,686,397
          Advisory fees payable...........................      24,918
          Management servicing fees payable...............       4,984
          Administration fees payable.....................       2,871
          Administrative servicing fees payable...........      21,696
          Distribution fees payable.......................      13,560
          Other accrued expenses..........................      29,744
                                                           -----------
           Total Liabilities..............................   1,898,179
                                                           -----------
        Net Assets........................................ $39,413,851
                                                           ===========
        Net Assets consist of:
          Capital......................................... $42,051,746
          Accumulated undistributed net investment income.     654,555
          Accumulated net realized losses on investments..  (5,230,762)
          Net unrealized appreciation on investments......   1,938,312
                                                           -----------
        Net Assets........................................ $39,413,851
                                                           ===========
          Shares of Beneficial Interest Outstanding.......   1,204,753
                                                           ===========
          Net Asset Value (offering and redemption price
           per share)..................................... $     32.72
                                                           ===========

          Statement of Operations
                          For the period January 22, 2001/(a)/ through
                                                     December 31, 2001
         Investment Income:
          Dividends....................................... $ 1,481,867
          Interest........................................         676
                                                           -----------
            Total Income..................................   1,482,543
                                                           -----------
         Expenses:
          Advisory fees...................................     159,050
          Management servicing fees.......................      31,810
          Administration fees.............................      10,495
          Administrative servicing fees...................      84,827
          Distribution fees...............................      53,017
          Custody fees....................................      22,081
          Fund accounting fees............................      20,123
          Transfer agent fees.............................      20,430
          Other fees......................................      19,301
                                                           -----------
            Total Expenses................................     421,134
                                                           -----------
         Net Investment Income............................   1,061,409
                                                           -----------
         Realized and Unrealized Gains/(Losses) on
          Investments:
          Net realized losses on investments..............  (5,397,786)
          Net change in unrealized appreciation
            on investments................................   1,938,312
                                                           -----------
            Net realized and unrealized losses on
             investments..................................  (3,459,474)
                                                           -----------
         Change in Net Assets Resulting from Operations... $(2,398,065)
                                                           ===========

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Real Estate

 Statement of Changes in Net Assets
                                                               For the period
                                                            January 22, 2001/(a)/
                                                                  through
                                                             December 31, 2001
                                                            --------------------
From Investment Activities:
Operations:
  Net investment income....................................    $   1,061,409
  Net realized losses on investments.......................       (5,397,786)
  Net change in unrealized appreciation on investments.....        1,938,312
                                                               -------------
  Change in net assets resulting from operations...........       (2,398,065)
                                                               -------------
Capital Transactions:
  Proceeds from shares issued..............................      203,025,879
  Cost of shares redeemed..................................     (161,213,963)
                                                               -------------
  Change in net assets resulting from capital transactions.       41,811,916
                                                               -------------
  Change in net assets.....................................       39,413,851
Net Assets:
  Beginning of period......................................               --
                                                               -------------
  End of period............................................    $  39,413,851
                                                               =============
Share Transactions:
  Issued...................................................        6,263,889
  Redeemed.................................................       (5,059,136)
                                                               -------------
  Change in shares.........................................        1,204,753
                                                               =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Real Estate

  Financial Highlights
 Selected data for a share of beneficial
 interest outstanding throughout the period
 indicated.
                                                            For the period
                                                         January 22, 2001/(a)/
                                                               through
                                                          December 31, 2001
                                                         --------------------
 Net Asset Value, Beginning of Period...................     $     30.00
                                                             -----------
 Investment Activities:
  Net investment income.................................           1.53 /(b)/
  Net realized and unrealized gains on
    investments.........................................           1.19 /(c)/
                                                             -----------
  Total income from investment activities...............            2.72
                                                             -----------
 Net Asset Value, End of Period.........................     $     32.72
                                                             ===========
 Total Return...........................................            9.07%/(d)/
 Ratios/Supplemental Data:
 Net assets, end of year................................     $39,413,851
 Ratio of expenses to average net assets................            1.99%/(e)/
 Ratio of net investment income to average net
  assets................................................            5.01%/(e)/
 Portfolio turnover.....................................             753%

------
/(a)/Commencement of operations.
/(b)/Per share net investment income has been calculated using the daily average shares method.
/(c)/The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
/(d)/Not annualized.
/(e)/Annualized.

              See accompanying notes to the financial statements.

                             ProFund VP Technology

   For the period January 22, 2001 through December 31, 2001, the ProFund VP Technology had a NAV total return of -40.10%*, compared to a return of -38.64% for the unmanaged Dow Jones U.S. Technology Index. This ProFund VP seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Technology Index. The Dow Jones U.S. Technology Index is an unmanaged index, which measures the performance of the technology sector of the U.S. equity market.

   For the fiscal year, the ProFund VP Technology achieved an average daily statistical correlation of over 0.99 with the daily performance of the Dow Jones U.S. Technology Index (1.00 equals perfect correlation).

   The performance of the Dow Jones U.S. Technology Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the Dow Jones U.S. Technology Index or any of the companies included in the Dow Jones U.S. Technology Index.



                                    [CHART]

Value of a $10,000 Investment

           ProFund VP Technology  Dow Jones U.S. Technology
           ---------------------  -------------------------
1/22/01           $10,000                  $10,000
3/01                6,137                    6,157
6/01                7,000                    7,043
9/01                4,427                    4,476
12/01               5,990                    6,136


-------------------------------
  Average Annual Total Return
        as of 12/31/01
-------------------------------
                        Since
                      Inception
                     (1/22/01)
-------------------------------
VP Technology         (40.10)%
-------------------------------

* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Technology is measured against the Dow Jones U.S. Technology Index, an unmanaged index generally representative of the performance of the technology sector of the U.S. equity market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Technology                   Investments
                                                December 31, 2001

         Common Stocks (98.7%)
                                                     Shares    Value
                                                     ------ -----------
        3Com Corp.*.................................  6,878 $    43,882
        ADC Telecommunications, Inc.*............... 10,136      46,626
        Adobe Systems, Inc..........................  2,172      67,441
        Advanced Micro Devices, Inc.*...............  3,620      57,413
        Affiliated Computer Services, Inc.--Class A*    362      38,419
        Altera Corp.*...............................  3,258      69,135
        Amdocs Ltd.*................................  1,810      61,486
        Analog Devices*.............................  2,896     128,554
        Apple Computer, Inc.*.......................  3,620      79,278
        Applied Materials, Inc.*....................  6,516     261,291
        Applied Micro Circuits Corp.*...............  3,982      45,076
        Atmel Corp.*................................  5,430      40,019
        Autodesk, Inc...............................    724      26,983
        Avaya, Inc.*................................  3,620      43,983
        Axcelis Technologies, Inc.*.................  2,534      32,663
        BEA Systems, Inc.*..........................  3,982      61,323
        BMC Software, Inc.*.........................  2,896      47,408
        Broadcom Corp.--Class A*....................  1,810      73,975
        Brocade Communications Systems, Inc.*.......  2,172      71,937
        Cadence Design Systems, Inc.*...............  2,534      55,545
        Check Point Software Technologies Ltd.*.....  1,810      72,201
        CIENA Corp.*................................  3,258      46,622
        Cisco Systems, Inc.*........................ 57,196   1,035,820
        Citrix Systems, Inc.*.......................  1,810      41,015
        Compaq Computer Corp........................ 15,204     148,391
        Computer Associates International, Inc......  3,982     137,339
        Computer Sciences Corp.*....................  1,448      70,923
        Compuware Corp.*............................  4,344      51,216
        Comverse Technology, Inc.*..................  2,172      48,588
        Conexant Systems, Inc.*.....................  3,258      46,785
        Corning, Inc................................  9,412      83,955
        Cree Research, Inc.*........................  1,086      31,994
        Cypress Semiconductor Corp.*................  1,810      36,073
        Dell Computer Corp.*........................ 18,462     501,796
        Electronic Data Systems Corp................  3,258     223,336
        EMC Corp.*.................................. 18,100     243,264
        Emulex Corp.*...............................  1,086      42,908
        Enterasys Networks, Inc.*...................  4,344      38,444
        General Motors Corp.--Class H*..............  6,516     100,672
        Hewlett-Packard Co.......................... 13,394     275,113
        i2 Technologies, Inc.*......................  5,068      40,037
        IKON Office Solutions, Inc..................  3,258      38,086
        Imagistics International, Inc.*.............      4          49
        Integrated Device Technology, Inc.*.........  1,086      28,877
        Intel Corp.................................. 51,766   1,628,040
        International Business Machines Corp........ 13,032   1,576,350
        Intersil Corp.--Class A*....................  1,086      35,024
        Intuit, Inc.*...............................  1,810      77,432
        JDS Uniphase Corp.*......................... 11,222      97,407
        Juniper Networks, Inc.*.....................  2,896      54,879
        KLA-Tencor Corp.*...........................  1,448      71,763
        KPMG Consulting, Inc.*......................  2,172      35,990
        Lam Research Corp.*.........................  1,810      42,028
        Lexmark International Group, Inc.*..........  1,086      64,074
        Linear Technology Corp......................  2,534      98,927
        LSI Logic Corp.*............................  3,620      57,124
        Lucent Technologies, Inc.................... 29,322     184,435
        Marvell Technology Group Ltd.*..............  1,086      38,901
        Maxim Integrated Products, Inc.*............  2,534     133,060

                 Common Stocks, continued
                                              Shares    Value
                                              ------ -----------
                Mercury Interactive Corp.*...  1,086 $    36,902
                Microchip Technology, Inc.*..  1,448      56,096
                Micron Technology, Inc.*.....  4,344     134,664
                Microsoft Corp.*............. 35,838   2,374,267
                Motorola, Inc................ 17,738     266,425
                National Semiconductor Corp.*  1,810      55,730
                NCR Corp.*...................  1,086      40,030
                NetIQ Corp.*.................  1,086      38,292
                Network Appliance, Inc.*.....  3,258      71,252
                Network Associates, Inc.*....  1,810      46,789
                Novell, Inc.*................  7,240      33,232
                Novellus Systems, Inc.*......  1,448      57,124
                NVIDIA Corp.*................  1,086      72,653
                Oracle Corp.*................ 33,666     464,927
                PeopleSoft, Inc.*............  2,172      87,314
                Peregrine Systems, Inc.*.....  2,896      42,948
                Pitney Bowes, Inc............  2,172      81,689
                PMC-Sierra, Inc.*............  1,810      38,481
                Polycom, Inc.*...............  1,086      37,000
                QLogic Corp.*................  1,086      48,338
                Qualcomm, Inc.*..............  6,154     310,777
                Quantum Corp.--DLT & Storage
                 Systems Group*..............  3,620      35,657
                Rational Software Corp.*.....  2,534      49,413
                RF Micro Devices, Inc.*......  1,810      34,806
                Riverstone Networks, Inc.*...  1,810      30,046
                Scientific-Atlanta, Inc......  1,810      43,331
                Semtech Corp.*...............  1,086      38,759
                Siebel Systems, Inc.*........  3,620     101,288
                Storage Technology Corp.*....  1,810      37,413
                Sun Microsystems, Inc.*...... 26,426     325,040
                SunGard Data Systems, Inc.*..  2,534      73,309
                Symantec Corp.*..............    724      48,023
                Synopsys, Inc.*..............    724      42,767
                Tellabs, Inc.*...............  3,620      54,155
                Teradyne, Inc.*..............  1,810      54,553
                Texas Instruments, Inc....... 13,394     375,031
                Unisys Corp.*................  3,982      49,934
                VeriSign, Inc.*..............  2,172      82,623
                Veritas Software Corp.*......  3,258     146,056
                Xerox Corp...................  7,240      75,441
                Xilinx, Inc.*................  2,896     113,089
                Yahoo!, Inc.*................  3,982      70,641
                                                     -----------
                TOTAL COMMON STOCKS..........         15,207,680
                                                     -----------

              See accompanying notes to the financial statements.

PROFUNDS VP                   Schedule of Portfolio
ProFund VP Technology                   Investments
                                  December 31, 2001

 Repurchase Agreement (0.5%)
                                                          Principal
                                                           Amount      Value
                                                          --------- -----------
State Street Bank, 1.50%, 01/02/02, dated 12/31/01, with
 maturity value of $77,006 (Collateralized by Federal
 Farm Credit Bank security)..............................  $77,000  $    77,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENT...............................                77,000
                                                                    -----------
TOTAL INVESTMENTS (Cost $13,559,054)/(a)/ (99.2%)                    15,284,680
Other assets in excess of liabilities (0.8%).............               125,140
                                                                    -----------
NET ASSETS (100.0%)......................................           $15,409,820
                                                                    ===========

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $17,179,291 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,620,237. Net unrealized depreciation of securities as follows:

                            Unrealized appreciation................ $ 1,838,066
                            Unrealized depreciation................  (3,732,677)
                                                                    -----------
                            Net unrealized depreciation............ $(1,894,611)
                                                                    ===========

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Technology

        Statement of Assets and Liabilities
                                                       December 31, 2001
       Assets:
         Investments, at value (cost $13,482,054)........... $15,207,680
         Repurchase agreement, at amortized cost............      77,000
                                                             -----------
          Total Investments.................................  15,284,680
         Cash...............................................       3,718
         Dividends and interest receivable..................       6,327
         Receivable for investments sold....................     336,163
                                                             -----------
          Total Assets......................................  15,630,888
                                                             -----------
       Liabilities:
         Payable for capital shares redeemed................     150,258
         Advisory fees payable..............................      18,568
         Management servicing fees payable..................       3,714
         Administration fees payable........................       2,270
         Administrative servicing fees payable..............      17,154
         Distribution fees payable..........................      10,721
         Other accrued expenses.............................      18,383
                                                             -----------
          Total Liabilities.................................     221,068
                                                             -----------
       Net Assets........................................... $15,409,820
                                                             ===========
       Net Assets consist of:
         Capital............................................ $18,663,167
         Accumulated net realized losses on investments.....  (4,978,973)
         Net unrealized appreciation on investments.........   1,725,626
                                                             -----------
       Net Assets........................................... $15,409,820
                                                             ===========
         Shares of Beneficial Interest Outstanding..........     857,303
                                                             ===========
         Net Asset Value (offering and redemption price per
          share)............................................ $     17.97
                                                             ===========

        Statement of Operations
                           For the period January 22, 2001/(a)/ through
                                                      December 31, 2001
       Investment Income:
        Dividends.......................................... $    17,635
        Interest...........................................         845
                                                            -----------
          Total Income.....................................      18,480
                                                            -----------
       Expenses:
        Advisory fees......................................      73,205
        Management servicing fees..........................      14,641
        Administration fees................................       4,197
        Administrative servicing fees......................      39,043
        Distribution fees..................................      24,402
        Custody fees.......................................      19,403
        Fund accounting fees...............................       8,610
        Transfer agent fees................................       9,169
        Other fees.........................................      12,150
                                                            -----------
          Total Expenses...................................     204,820
                                                            -----------
       Net Investment Loss.................................    (186,340)
                                                            -----------
       Realized and Unrealized Gains/(Losses) on
        Investments:
        Net realized losses on investments.................  (4,978,973)
        Net change in unrealized appreciation on
          investments......................................   1,725,626
                                                            -----------
          Net realized and unrealized losses on
           investments.....................................  (3,253,347)
                                                            -----------
       Change in Net Assets Resulting from Operations...... $(3,439,687)
                                                            ===========

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Technology

 Statement of Changes in Net Assets
                                                               For the period
                                                            January 22, 2001/(a)/
                                                                  through
                                                             December 31, 2001
                                                            --------------------
From Investment Activities:
Operations:
  Net investment loss......................................    $    (186,340)
  Net realized losses on investments.......................       (4,978,973)
  Net change in unrealized appreciation on investments.....        1,725,626
                                                               -------------
  Change in net assets resulting from operations...........       (3,439,687)
                                                               -------------
Capital Transactions:
  Proceeds from shares issued..............................      156,261,933
  Cost of shares redeemed..................................     (137,412,426)
                                                               -------------
  Change in net assets resulting from capital transactions.       18,849,507
                                                               -------------
  Change in net assets.....................................       15,409,820
Net Assets:
  Beginning of period......................................               --
                                                               -------------
  End of period............................................    $  15,409,820
                                                               =============
Share Transactions:
  Issued...................................................        8,154,984
  Redeemed.................................................       (7,297,681)
                                                               -------------
  Change in shares.........................................          857,303
                                                               =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Technology

 Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
                                                                          For the period
                                                                       January 22, 2001/(a)/
                                                                             through
                                                                        December 31, 2001
                                                                       --------------------
Net Asset Value, Beginning of Period..................................     $     30.00
                                                                           -----------
Investment Activities:
  Net investment loss.................................................           (0.34)/(b)/
  Net realized and unrealized losses on investments...................          (11.69)
                                                                           -----------
  Total loss from investment activities...............................          (12.03)
                                                                           -----------
Net Asset Value, End of Period........................................     $     17.97
                                                                           ===========
Total Return..........................................................          (40.10)%/(c)/
Ratios/Supplemental Data:
Net assets, end of year...............................................     $15,409,820
Ratio of expenses to average net assets...............................            2.10%/(d)/
Ratio of net investment loss to average net assets....................           (1.91)%/(d)/
Portfolio turnover....................................................            2548%

------
/(a)/Commencement of operations.
/(b)/Per share net investment loss has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                         ProFund VP Telecommunications

   For the period January 22, 2001 through December 31, 2001, the ProFund VP Telecommunications had a NAV total return of -28.10%*, compared to a return of -25.59% for the unmanaged Dow Jones U.S. Telecommunications Index. This ProFund VP seeks daily investment results, before fees and expenses that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index. The Dow Jones U.S. Telecommunications Index is an unmanaged index, which measures the performance of the telecommunications sector of the U.S. equity market.

   For the fiscal year, the ProFund VP Telecommunications achieved an average daily statistical correlation of over 0.99 with the daily performance of the Dow Jones U.S. Telecommunications Index (1.00 equals perfect correlation).
   The performance of the Dow Jones U.S. Telecommunications Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.
   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the Dow Jones U.S. Telecommunications Index or any of the companies included in the Dow Jones U.S. Telecommunications Index.




                                    [CHART]


Value of a $10,000 Investment

           ProFund VP Telecommunications    Dow Jones U.S. Telecommunications
           -----------------------------    ---------------------------------
1/22/01               $10,000                           $10,000
3/01                    8,390                             8,479
6/01                    8,137                             8,310
9/01                    8,047                             8,273
12/01                   7,190                             7,441


--------------------------------
  Average Annual Total Return
        as of 12/31/01
--------------------------------
                          Since
                        Inception
                       (1/22/01)
---------------------------------
VP Telecommunications   (28.10)%
---------------------------------

* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Telecommunications is measured against the Dow Jones U.S. Telecommunications Index, an unmanaged index generally representative of the performance of the telecommunications sector of the U.S. equity market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP                              Investments
              Telecommunications                December 31, 2001

       Common Stocks (63.1%)
                                                        Shares   Value
                                                        ------ ----------
      Aether Systems, Inc.*............................    210 $    1,932
      AirGate PCS, Inc.*...............................    210      9,566
      Allegiance Telecom, Inc.*........................    770      6,383
      Alltel Corp......................................  2,030    125,312
      AT&T Corp........................................ 24,290    440,620
      AT&T Wireless Services, Inc.*.................... 17,360    249,463
      BellSouth Corp................................... 12,880    491,371
      Broadwing, Inc.*.................................  1,400     13,300
      CenturyTel, Inc..................................    910     29,848
      Citizens Communications Co.*.....................  1,890     20,147
      IDT Corp.--Class B*..............................    350      5,814
      IDT Corp.*.......................................    140      2,731
      Leap Wireless International, Inc.*...............    280      5,872
      Metromedia Fiber Network, Inc.*..................  3,850      1,694
      Nextel Communications, Inc.--Class A*............  4,690     51,402
      Nextel Partners, Inc.--Class A*..................    980     11,760
      Qwest Communications International, Inc..........  9,310    131,550
      RCN Corp.*.......................................    280        820
      Rural Cellular Corp.--Class A*...................     70      1,558
      SBC Communications, Inc..........................  5,670    222,094
      Sprint Corp. (FON Group).........................  5,460    109,637
      Sprint Corp. (PCS Group)*........................  4,130    100,813
      TeleCorp PCS, Inc.--Class A*.....................    980     12,221
      Telephone & Data Systems, Inc....................    350     31,413
      Time Warner Telecom, Inc.--Class A*..............    350      6,192
      Triton PCS Holdings, Inc.--Class A*..............    210      6,164
      US Cellular Corp.*...............................     70      3,168
      Verizon Communications, Inc......................  4,550    215,943
      Western Wireless Corp.--Class A*.................    490     13,843
      Wireless Facilities, Inc.*.......................    140        942
      WorldCom, Inc.--MCI Group........................    840     10,668
      WorldCom, Inc.--WorldCom Group*.................. 20,160    283,852
                                                               ----------
      TOTAL COMMON STOCKS..............................         2,618,093
                                                               ----------

     Repurchase Agreement (0.6%)
                                                       Principal
                                                        Amount     Value
                                                       --------- ----------
    State Street Bank, 1.50%, 01/02/02, dated
     12/31/01, with maturity value of $25,002
     (Collateralized by Federal Farm Credit Bank
     security)........................................  $25,000  $   25,000
                                                                 ----------
    TOTAL REPURCHASE AGREEMENT........................               25,000
                                                                 ----------
    TOTAL INVESTMENTS (Cost $2,519,036)/(a)/ (63.7%)..            2,643,093
    Other assets in excess of liabilities (36.3%).....            1,507,369
                                                                 ----------
    NET ASSETS (100.0%)...............................           $4,150,462
                                                                 ==========

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $4,359,730 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,840,694. Net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $   141,245
                    Unrealized depreciation....  (1,857,882)
                                                -----------
                    Net unrealized depreciation $(1,716,637)
                                                ===========

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Telecommunications

        Statement of Assets and Liabilities
                                                       December 31, 2001
       Assets:
         Investments, at value (cost $2,494,036)............ $ 2,618,093
         Repurchase agreement, at amortized cost............      25,000
                                                             -----------
          Total Investments.................................   2,643,093
         Cash...............................................         164
         Dividends and interest receivable..................       4,210
         Receivable for investments sold....................   1,750,239
                                                             -----------
          Total Assets......................................   4,397,706
                                                             -----------
       Liabilities:
         Payable for capital shares redeemed................     218,054
         Advisory fees payable..............................       5,636
         Management servicing fees payable..................       1,127
         Administration fees payable........................         845
         Administrative servicing fees payable..............       6,360
         Distribution fees payable..........................       3,975
         Other accrued expenses.............................      11,247
                                                             -----------
          Total Liabilities.................................     247,244
                                                             -----------
       Net Assets........................................... $ 4,150,462
                                                             ===========
       Net Assets consist of:
         Capital............................................ $ 8,043,561
         Accumulated net realized losses on investments.....  (4,017,156)
         Net unrealized appreciation on investments.........     124,057
                                                             -----------
       Net Assets........................................... $ 4,150,462
                                                             ===========
         Shares of Beneficial Interest Outstanding..........     192,403
                                                             ===========
         Net Asset Value (offering and redemption price per
          share)............................................ $     21.57
                                                             ===========

       Statement of Operations
         For the period January 22, 2001/(a)/ through December 31, 2001
      Investment Income:
        Dividends........................................... $    45,377
        Interest............................................       1,138
                                                             -----------
         Total Income.......................................      46,515
                                                             -----------
      Expenses:
        Advisory fees.......................................      38,735
        Management servicing fees...........................       7,747
        Administration fees.................................       2,646
        Administrative servicing fees.......................      20,659
        Distribution fees...................................      12,912
        Custody fees........................................      10,022
        Fund accounting fees................................       5,698
        Transfer agent fees.................................       8,924
        Other fees..........................................       4,516
                                                             -----------
         Total Expenses.....................................     111,859
                                                             -----------
      Net Investment Loss...................................     (65,344)
                                                             -----------
      Realized and Unrealized Gains/(Losses) on
       Investments:
        Net realized losses on investments..................  (4,017,156)
        Net change in unrealized appreciation on
         investments........................................     124,057
                                                             -----------
         Net realized and unrealized losses on investments..  (3,893,099)
                                                             -----------
      Change in Net Assets Resulting from Operations........ $(3,958,443)
                                                             ===========

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Telecommunications

 Statement of Changes in Net Assets
                                                               For the period
                                                            January 22, 2001/(a)/
                                                                  through
                                                             December 31, 2001
                                                            --------------------
From Investment Activities:
Operations:
  Net investment loss......................................     $    (65,344)
  Net realized losses on investments.......................       (4,017,156)
  Net change in unrealized appreciation on investments.....          124,057
                                                                ------------
  Change in net assets resulting from operations...........       (3,958,443)
                                                                ------------
Capital Transactions:
  Proceeds from shares issued..............................       81,248,311
  Cost of shares redeemed..................................      (73,139,406)
                                                                ------------
  Change in net assets resulting from capital transactions.        8,108,905
                                                                ------------
  Change in net assets.....................................        4,150,462
Net Assets:
  Beginning of period......................................               --
                                                                ------------
  End of period............................................     $  4,150,462
                                                                ============
Share Transactions:
  Issued...................................................        3,404,904
  Redeemed.................................................       (3,212,501)
                                                                ------------
  Change in shares.........................................          192,403
                                                                ============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Telecommunications

 Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated.
                                                                          For the period
                                                                       January 22, 2001/(a)/
                                                                             through
                                                                        December 31, 2001
                                                                       --------------------
Net Asset Value, Beginning of Period..................................      $    30.00
                                                                            ----------
Investment Activities:
  Net investment loss.................................................           (0.28)/(b)/
  Net realized and unrealized losses on investments...................           (8.15)
                                                                            ----------
  Total loss from investment activities...............................           (8.43)
                                                                            ----------
Net Asset Value, End of Period........................................      $    21.57
                                                                            ==========
Total Return..........................................................          (28.10)%/(c)/
Ratios/Supplemental Data:
Net assets, end of year...............................................      $4,150,462
Ratio of expenses to average net assets...............................            2.17%/(d)/
Ratio of net investment loss to average net assets....................           (1.27)%/(d)/
Portfolio turnover....................................................            2830%

------
/(a)/Commencement of operations.
/(b)/Per share net investment loss has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

                             ProFund VP Utilities

   For the period January 22, 2001 through December 31, 2001, the ProFund VP Utilities had a NAV total return of -17.70%*, compared to a return of -18.30% for the unmanaged Dow Jones U.S. Utilities Index. This ProFund VP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index. The Dow Jones U.S. Utilities Index is an unmanaged index, which measures the performance of the utilities sector of the U.S. equity market.

   For the fiscal year, the ProFund VP Utilities achieved an average daily statistical correlation of over 0.99 with the daily performance of the Dow Jones U.S. Utilities Index (1.00 equals perfect correlation).

   The performance of the Dow Jones U.S. Utilities Index was influenced, during the fiscal year, by a generally weak economy as well as by the events of September 11, 2001 - after which consumer spending joined business spending in a decline that persisted into the fourth quarter of the year.

   In managing this ProFund VP, using a passive index-based approach, ProFund Advisors does not speculate on the future direction of the Dow Jones U.S. Utilities Index or any of the companies included in the Dow Jones U.S. Utilities Index.


                            [CHART]


Value of a $10,000 Investment


           ProFund VP Utilities   Dow Jones U.S. Utilities
           --------------------   ------------------------
1/22/01          $10,000                   $10,000
3/01              10,527                    10,493
6/01              10,137                    10,101
9/01               8,517                     8,456
12/01              8,230                     8,170


--------------------------------
  Average Annual Total Return
        as of 12/31/01
--------------------------------
                        Since
                      Inception
                      (1/22/01)
--------------------------------
VP Utilities           (17.70)%
--------------------------------


* Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

    The performance of the ProFund VP Utilities is measured against the Dow Jones U.S. Utilities Index, an unmanaged index generally representative of the performance of the utilities sector of the U.S. equity market as a whole. The index does not reflect the reinvestment of dividends or the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of these value-added services.

The above information is not covered by the Report of Independent Accountants.

              PROFUNDS VP                   Schedule of Portfolio
              ProFund VP Utilities                    Investments
                                                December 31, 2001


              Common Stocks (100.5%)
                                                Shares    Value
                                                ------ -----------
             AES Corp.*........................ 17,864 $   292,076
             AGL Resources, Inc................  2,002      46,086
             Allegheny Energy, Inc.............  4,928     178,492
             ALLETE, Inc.......................  2,926      73,735
             Alliant Energy Corp...............  3,080      93,509
             Ameren Corp.......................  5,390     227,997
             American Electric Power, Inc...... 12,474     542,993
             American Water Works Co., Inc.....  2,926     122,160
             Avista Corp.......................  1,848      24,504
             Black Hills Corp..................  1,078      36,480
             Calpine Corp.*.................... 11,858     199,096
             Cinergy Corp......................  6,160     205,929
             CLECO Corp........................  1,694      37,217
             CMS Energy Corp...................  5,236     125,821
             Conectiv, Inc.....................  3,234      79,201
             Consolidated Edison, Inc..........  8,316     335,634
             Constellation Energy Group, Inc...  6,314     167,637
             Covanta Energy Corp.*.............  2,002       9,049
             Dominion Resources, Inc........... 10,164     610,856
             DPL, Inc..........................  4,928     118,666
             DQE, Inc..........................  2,156      40,813
             DTE Energy Co.....................  6,314     264,809
             Duke Energy Corp.................. 30,184   1,185,025
             Dynegy, Inc.--Class A.............  6,776     172,788
             Edison International*............. 12,628     190,683
             El Paso Electric Co.*.............  2,002      29,029
             Energy East Corp..................  4,466      84,809
             Entergy Corp......................  8,624     337,285
             Equitable Resources, Inc..........  2,464      83,948
             Exelon Corp....................... 12,474     597,255
             FirstEnergy Corp.................. 11,550     404,019
             FPL Group, Inc....................  6,776     382,166
             Great Plains Energy, Inc..........  2,464      62,093
             Hawaiian Electric Industries, Inc.  1,386      55,828
             IDACORP, Inc......................  1,386      56,272
             KeySpan Corp......................  5,390     186,764
             MDU Resources Group, Inc..........  2,618      73,697
             Mirant Corp.*..................... 15,554     249,175
             Montana Power Co.*................  4,004      23,023
             National Fuel Gas Co..............  3,080      76,076
             Niagara Mohawk Holdings, Inc.*....  6,314     111,947
             NICOR, Inc........................  1,694      70,538
             NiSource, Inc.....................  8,008     184,664
             Northeast Utilities System........  5,236      92,311
             Northwest Natural Gas Co..........    924      23,562
             NRG Energy, Inc.*.................  2,002      31,031
             NSTAR.............................  2,002      89,790
             NUI Corp..........................    462      10,949
             OGE Energy Corp...................  3,080      71,086
             ONEOK, Inc........................  1,848      32,968
             Orion Power Holdings, Inc.*.......  2,618      68,330
             Peoples Energy Corp...............  1,386      52,571
             PG&E Corp......................... 15,092     290,370
             Philadelphia Suburban Corp........  2,156      48,618
             Piedmont Natural Gas Company, Inc.  1,232      44,106
             Pinnacle West Capital Corp........  3,234     135,343
             PNM Resources, Inc................  1,540      43,043
             Potomac Electric Power Co.........  4,312      97,322
             PPL Corp..........................  5,698     198,575

       Common Stocks, continued
                                                      Shares    Value
                                                      ------ -----------
      Progress Energy, Inc...........................  8,470 $   381,404
      Public Service Enterprise Group, Inc...........  8,162     344,355
      Puget Energy, Inc..............................  3,388      74,163
      Questar Corp...................................  3,234      81,012
      Reliant Energy, Inc............................ 10,164     269,549
      Reliant Resources, Inc.*.......................  2,310      38,138
      RGS Energy Group, Inc..........................  1,386      52,114
      SCANA Corp.....................................  4,004     111,431
      Sempra Energy..................................  8,008     196,596
      Sierra Pacific Resources.......................  4,004      60,260
      Southern Co.................................... 26,642     675,375
      Southern Union Co.*............................  1,694      31,949
      TECO Energy, Inc...............................  5,390     141,434
      TXU Corp....................................... 10,318     486,494
      Unisource Energy Corp..........................  1,232      22,410
      UtiliCorp United, Inc..........................  4,466     112,409
      Vectren Corp...................................  2,618      62,780
      Western Resources, Inc.........................  2,156      37,083
      WGL Holdings, Inc..............................  1,848      53,721
      Wisconsin Energy Corp..........................  4,466     100,753
      Xcel Energy, Inc............................... 13,398     371,661
                                                             -----------
      TOTAL COMMON STOCKS............................         13,484,910
                                                             -----------
      TOTAL INVESTMENTS
       (Cost $12,923,569)/(a)/ (100.5%)..............         13,484,910
      Liabilities in excess of other assets ( - 0.5%)            (64,485)
                                                             -----------
      NET ASSETS (100.0%)............................        $13,420,425
                                                             ===========

------
*Non-income producing security.
/(a)/Cost for federal income taxes is $17,161,181 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,237,612. Net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $   655,317
                    Unrealized depreciation....  (4,331,588)
                                                -----------
                    Net unrealized depreciation $(3,676,271)
                                                ===========

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Utilities


        Statement of Assets and Liabilities
                                                       December 31, 2001
       Assets:
         Investments, at value (cost $12,923,569)........... $13,484,910
         Dividends and interest receivable..................      23,093
         Receivable for capital shares issued...............   5,486,540
                                                             -----------
          Total Assets......................................  18,994,543
                                                             -----------
       Liabilities:
         Payable to custodian...............................      18,751
         Payable for investments purchased..................   5,518,407
         Advisory fees payable..............................       6,847
         Management servicing fees payable..................       1,369
         Administration fees payable........................       1,054
         Administrative servicing fees payable..............       7,935
         Distribution fees payable..........................       4,959
         Other accrued expenses.............................      14,796
                                                             -----------
          Total Liabilities.................................   5,574,118
                                                             -----------
       Net Assets........................................... $13,420,425
                                                             ===========
       Net Assets consist of:
         Capital............................................ $19,197,074
         Accumulated net realized losses on investments.....  (6,337,990)
         Net unrealized appreciation on investments.........     561,341
                                                             -----------
       Net Assets........................................... $13,420,425
                                                             ===========
         Shares of Beneficial Interest Outstanding..........     543,510
                                                             ===========
         Net Asset Value (offering and redemption price per
          share)............................................ $     24.69
                                                             ===========

           Statement of Operations
          For the period January 22, 2001/(a)/ through December 31, 2001
          Investment Income:
            Dividends...................................... $   459,033
            Interest.......................................       3,070
                                                            -----------
             Total Income..................................     462,103
                                                            -----------
          Expenses:
            Advisory fees..................................      99,360
            Management servicing fees......................      19,872
            Administration fees............................       4,972
            Administrative servicing fees..................      52,992
            Distribution fees..............................      33,120
            Custody fees...................................      22,128
            Fund accounting fees...........................      10,034
            Transfer agent fees............................      11,394
            Other fees.....................................      17,412
                                                            -----------
             Total Expenses................................     271,284
                                                            -----------
          Net Investment Income............................     190,819
                                                            -----------
          Realized and Unrealized Gains/(Losses) on
           Investments:
            Net realized losses on investments.............  (6,337,990)
            Net change in unrealized appreciation on
             investments...................................     561,341
                                                            -----------
             Net realized and unrealized losses on
              investments..................................  (5,776,649)
                                                            -----------
          Change in Net Assets Resulting from Operations... $(5,585,830)
                                                            ===========

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Utilities


 Statement of Changes in Net Assets
                                                               For the period
                                                            January 22, 2001/(a)/
                                                                  through
                                                             December 31, 2001
                                                            --------------------
From Investment Activities:
Operations:
  Net investment income....................................    $     190,819
  Net realized losses on investments.......................       (6,337,990)
  Net change in unrealized appreciation on investments.....          561,341
                                                               -------------
  Change in net assets resulting from operations...........       (5,585,830)
                                                               -------------
Capital Transactions:
  Proceeds from shares issued..............................      128,342,077
  Cost of shares redeemed..................................     (109,335,822)
                                                               -------------
  Change in net assets resulting from capital transactions.       19,006,255
                                                               -------------
  Change in net assets.....................................       13,420,425
Net Assets:
  Beginning of period......................................               --
                                                               -------------
  End of period............................................    $  13,420,425
                                                               =============
Share Transactions:
  Issued...................................................        4,284,450
  Redeemed.................................................       (3,740,940)
                                                               -------------
  Change in shares.........................................          543,510
                                                               =============

------
/(a)/Commencement of operations.

              See accompanying notes to the financial statements.

PROFUNDS VP
ProFund VP Utilities


   Financial Highlights
  Selected data for a share of beneficial
  interest outstanding throughout the period
  indicated.
                                                           For the period
                                                        January 22, 2001/(a)/
                                                              through
                                                         December 31, 2001
                                                        --------------------
  Net Asset Value, Beginning of Period.................     $     30.00
                                                            -----------
  Investment Activities:
   Net investment income...............................            0.39/(b)/
   Net realized and unrealized losses on
     investments.......................................           (5.70)
                                                            -----------
   Total loss from investment activities...............           (5.31)
                                                            -----------
  Net Asset Value, End of Period.......................     $     24.69
                                                            ===========
  Total Return.........................................          (17.70)%/(c)/
  Ratios/Supplemental Data:
  Net assets, end of year..............................     $13,420,425
  Ratio of expenses to average net assets..............            2.05%/(d)/
  Ratio of net investment income to average
   net assets..........................................            1.44%/(d)/
  Portfolio turnover...................................            1008%

------
/(a)/Commencement of operations.
/(b)/Per share net investment income has been calculated using the daily average shares method.
/(c)/Not annualized.
/(d)/Annualized.

              See accompanying notes to the financial statements.

PROFUNDS VP

                         Notes to Financial Statements
                               December 31, 2001


1. Organization

   ProFunds (the "Trust") is a registered open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Delaware business trust on April 17, 1997 and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. ProFund Advisors LLC (the "Advisor") serves as the investment advisor for each of the ProFunds except the Money Market ProFund. Deutsche Asset Management, Inc. is the investment advisor for the Money Market ProFund. BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's administrator. Currently, the Trust consists of eighty separately managed series, forty-nine of which are operational as of December 31, 2001. These accompanying financial statements relate to the following portfolios:
   ProFund VP OTC, ProFund VP Europe 30, ProFund VP Bull Plus, ProFund VP UltraOTC, ProFund VP UltraSmall-Cap, ProFund VP Bear, ProFund VP Biotechnology, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Real Estate, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities (collectively, the "ProFunds VP" and individually, a "ProFund VP"). Each ProFund VP is a "non-diversified" series of the Trust pursuant to the 1940 Act. The ProFund VP OTC, ProFund VP Bull Plus, ProFund VP Bear, ProFund VP Biotechnology, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Real Estate, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities commenced operations on January 22, 2001.

2. Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by each ProFund VP in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

   Investment Valuation

   Securities, except as otherwise noted, in the portfolio of a ProFund VP that are listed or traded on a stock exchange are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities maturing in 60 days or less are valued at amortized cost which approximates market value.

   For the ProFunds VP, futures contracts and options on indexes and exchanged-traded securities held are valued at the last traded sale price prior to the close of the securities or commodities exchange on which they are traded (generally 4:00 p.m. Eastern time). Options on securities traded in the OTC market are valued at the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts are valued with reference to established futures exchanges as described herein or, when price quotes are not readily available, the value of a futures contract purchased will be the bid price, and the value of a futures contract sold will be the asked price. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. When market quotations are not readily available, securities and other assets held by the ProFunds VP are valued at fair value as determined in good faith under procedures established by and under general supervision and responsibility of the ProFund's Board of Trustees.

   Repurchase Agreements

   Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A ProFund VP will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities. The Advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with any of the ProFunds VP.

   The ProFunds VP require that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the ProFund VP to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest.

                                   Continued

PROFUNDS VP

                               December 31, 2001



   Short Sales

   The ProFund VP Bear may engage in short sales. When a ProFund VP engages in a short sale, the ProFund VP records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The ProFund VP may also incur dividend expense if a security that has been sold short declares a dividend. The ProFund VP maintains a segregated account of securities as collateral for outstanding short sales, when required. The ProFund VP is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

   Short sales involve elements of market risk and exposure to loss in excess of the amounts recognized on the Statements of Assets and Liabilities. This risk is unlimited as a ProFund VP that sells a security short without hedging will be exposed to any market value increase in the security sold short.

   Futures Contracts

   The ProFunds VP may purchase (long) or sell (short) stock index futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulation requirements. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the ProFund VP may be required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. The initial margin is reflected in the cash balance on the Statement of Assets and Liabilities. Pursuant to the contract, the ProFund VP agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the ProFund VP as unrealized gains or losses when cash is exchanged.

   Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. Risks may result from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Risk may also arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform.

   Index Options and Options on Futures Contracts

   The ProFunds VP may purchase call or put options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions and to create synthetic money market positions. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index options transactions are in cash. Put and call options purchased are accounted for in the same manner as portfolio securities.

   Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected. Risk may also arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform.

   For options on futures contracts, the cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options are valued daily and unrealized appreciation or depreciation is recorded. The ProFund VP will realize a gain or loss upon the expiration or closing of the option transaction.

   Swap Contracts

   The ProFunds VP may enter into equity index, total return or interest rate swap contracts for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap contracts are two-party contracts for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Most swap contracts entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a "net basis". Consequently, a ProFund VP's current obligations (or rights) under a swap contract will generally be equal only to the net amount to be paid or received under the contract based on the relative values of the positions held by each party to the contract (the "net amount"). A ProFund VP's current obligations under a swap contract are

                                   Continued

PROFUNDS VP

                               December 31, 2001


   accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregating assets determined to be liquid.

   The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount. Payments may be made at the conclusion of a swap contract or periodically during its term. Swap contracts do not involve the delivery of securities or other underlying assets. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a ProFund VP's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount is recorded as "unrealized gains or losses on swap contracts" and when cash is exchanged, the gain or loss realized is recorded as "realized gains or losses on swap contracts".

   Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount recognized in the Statements of Assets and Liabilities. The notional amounts reflect the extent of the total exposure each ProFund VP has in the particular classes of instruments. Risks may result from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. Risk may also arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform. A ProFund VP bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap contract counterparty.

   At December 31, 2001, the following swap contract was outstanding and was collateralized by assets of the particular ProFund VP:

                         Notional   Termination     Return        Unrealized
                          Amount       Date        Benchmark     Depreciation
                       ------------ ----------- ---------------- ------------
   ProFund VP UltraOTC $107,237,727  01/25/02   NASDAQ-100 Index $(2,453,307)

   Securities Transactions and Related Income

   Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Expenses

   Expenses directly attributable to a ProFund VP are charged to the ProFund VP, while expenses which are attributable to more than one ProFund are allocated among the respective ProFunds based upon relative net assets or another appropriate basis.

   Distributions to Shareholders

   The ProFunds VP will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification. The ProFunds VP utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

                                   Continued

PROFUNDS VP

                               December 31, 2001



   As of December 31, 2001, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                         Accumulated    Accumulated
                                        Undistributed   Net Realized
                                        Net Investment  Gain/(Loss)
                                        Income/(Loss)  on Investments
                                        -------------- --------------
          ProFund VP OTC...............   $  568,148     $       --
          ProFund VP Europe 30.........      (48,789)       (15,096)
          ProFund VP Bull Plus.........      240,155             --
          ProFund VP UltraOTC..........    1,406,575      2,071,887
          ProFund VP UltraSmall-Cap....      271,427       (423,064)
          ProFund VP Bear..............        6,019             --
          ProFund VP Biotechnology.....      375,844       (667,008)
          ProFund VP Energy............        2,276             --
          ProFund VP Financial.........      (18,428)            --
          ProFund VP Healthcare........      175,526             --
          ProFund VP Real Estate.......     (406,854)       167,024
          ProFund VP Technology........      186,340             --
          ProFund VP Telecommunications       65,344             --
          ProFund VP Utilities.........     (190,819)            --

   Federal Income Tax

   Each of the ProFunds VP intends to continue to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders; the ProFunds VP intend to make timely distributions in order to avoid tax liability.

3. Investment Advisory Fees, Administration Fees and Other Related Party Transactions

   The ProFunds VP have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the ProFunds VP each pay the Advisor a fee at an annualized rate, based on the average daily net assets of each respective ProFund VP, of 0.75%.

   For its services as Administrator, the ProFunds VP pay BISYS an annual fee ranging from 0.05% of average daily net assets of $0 to $2 billion to 0.02% of average daily net assets of $10 billion and over. BISYS Fund Services, Inc. ("BFSI"), also an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP for which it receives additional fees.

   ProFund Advisors LLC, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the ProFunds VP. For these services, each ProFund VP will pay to ProFund Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets.

   Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP.

   The Trust, on behalf of the ProFunds VP, has entered into an administrative services agreement with American Skandia Life Assurance Corporation ("American Skandia") pursuant to which American Skandia will provide administrative services with respect to the ProFunds VP. For these services, the Trust pays American Skandia a quarterly fee equal on an annual basis to 0.35% of the average daily net assets for the ProFund VP OTC, ProFund VP Europe 30, ProFund VP Bull Plus, ProFund VP UltraOTC, ProFund VP UltraSmall-Cap and ProFund VP Bear and 0.40% of the average daily net assets for the ProFund VP Biotechnology, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Real Estate, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities.

   Certain Trustees of the Trust are Officers of ProFund Advisors LLC and are compensated for such services by ProFund Advisors LLC.

                                   Continued

PROFUNDS VP

                  Notes to Financial Statements, (concluded)
                               December 31, 2001



4. Securities Transactions

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the period ended December 31, 2001 were as follows:

                                           Purchases      Sales
                                          ------------ ------------
            ProFund VP OTC............... $358,336,513 $283,191,165
            ProFund VP Europe 30.........  455,990,591  408,252,004
            ProFund VP Bull Plus.........  425,696,981  363,459,441
            ProFund VP UltraOTC..........  397,984,741  343,792,468
            ProFund VP UltraSmall-Cap....  348,893,676  297,804,078
            ProFund VP Bear..............   61,122,278   69,339,070
            ProFund VP Biotechnology.....  251,389,798  205,884,107
            ProFund VP Energy............  198,907,839  172,012,405
            ProFund VP Financial.........  181,331,392  160,842,120
            ProFund VP Healthcare........  200,599,390  163,866,663
            ProFund VP Real Estate.......  207,506,178  164,430,919
            ProFund VP Technology........  189,093,716  170,632,535
            ProFund VP Telecommunications  110,463,877  103,952,680
            ProFund VP Utilities.........  145,216,502  125,954,961

5. Concentration of Credit Risk

   The ProFund VP Biotechnology, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Real Estate, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities invest in the securities of a limited number of issuers conducting business in a specific market sector. These ProFunds VP are subject to the risk that those issuers (or that market sector) will perform poorly, and the ProFunds VP will be negatively impacted by that poor performance. This would make the performance of these particular ProFunds VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be.

6. Federal Income Tax Information (Unaudited)

   At December 31, 2001, the following ProFunds VP had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

            ProFund VP OTC............... $  3,644,776 Expires 2009
            ProFund VP Europe 30......... $  7,828,365 Expires 2008
                                            10,434,983 Expires 2009
                                          ------------
                                          $ 18,263,348
                                          ============
            ProFund VP Bull Plus......... $  8,540,781 Expires 2009
            ProFund VP UltraOTC.......... $126,680,493 Expires 2008
                                           119,617,666 Expires 2009
                                          ------------
                                          $246,298,159
                                          ============
            ProFund VP UltraSmall-Cap.... $ 14,370,041 Expires 2008
                                             7,875,274 Expires 2009
                                          ------------
                                          $ 22,245,315
                                          ============
            ProFund VP Bear.............. $  5,051,144 Expires 2009
            ProFund VP Energy............ $  1,407,170 Expires 2009
            ProFund VP Financial......... $     58,139 Expires 2009
            ProFund VP Healthcare........ $    892,521 Expires 2009
            ProFund VP Real Estate....... $  1,884,982 Expires 2009
            ProFund VP Technology........ $  1,358,736 Expires 2009
            ProFund VP Telecommunications $  2,176,462 Expires 2009
            ProFund VP Utilities......... $  2,100,378 Expires 2009

                       Report of Independent Accountants


To the Trustees and Shareholders of ProFunds VP

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ProFund VP OTC, ProFund VP Europe 30, ProFund VP Bull Plus, ProFund VP UltraOTC, ProFund VP UltraSmall-Cap, ProFund VP Bear, ProFund VP Biotechnology, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Real Estate, ProFund VP Technology, ProFund VP Telecommunications, and ProFund VP Utilities (fourteen funds constituting ProFunds VP, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 20, 2002

                       Trustees and Officers of ProFunds

                                                                                    Number of
                                     Term of                                        Portfolios
                                    Office and                                       in Fund       Other
                        Position(s) Length of                                        Complex   Directorships
                         Held with     Time          Principal Occupation(s)         Overseen     Held by
Name, Address, and Age   the Trust    Served           During Past 5 Years          by Trustee    Trustee
----------------------  ----------- ---------- ------------------------------------ ---------- -------------
Non-Interested Trustees
-----------------------
Russell S. Reynolds       Trustee    10/97 -   Directorship, Inc. (Executive            49     Directorship,
c/o ProFunds                         present   Recruitment): Managing Director,                Inc.
7900 Wisconsin Avenue,                         Chief Financial Officer, and
Suite 300                                      Secretary; Quadcom Services, Inc.:
Bethesda, MD 20814                             President
Age: 44
Michael C. Wachs          Trustee    10/97 -   AMC Delancey Investment Group,           49     None
c/o ProFunds                         present   Inc. (Real Estate Development):
7900 Wisconsin Avenue,                         Vice President; First Union National
Suite 300                                      Bank: Vice President/Senior
Bethesda, MD 20814                             Underwriter; First Union Capital
Age: 40                                        Markets Corp: Vice President, Vice
                                               President/Senior Credit Officer,
                                               Vice President/Team Leader
Interested Trustee
Michael L. Sapir*         Trustee    4/97 -    Chairman and Chief Executive             49     None
7900 Wisconsin Avenue,               present   Officer of the Advisor; Law Offices
Suite 300                                      of Michael Sapir: Principal; Padco
Bethesda, MD 20814                             Advisors, Inc.: President and
Age: 43                                        General Counsel; Jorden Burt
                                               Berenson & Klingensmith: Partner

------
*Mr. Sapir may be deemed to be an "interested person," as defined by the 1940
 Act, because of his employment with the Advisor.
Executive Officers

                        Position(s) Held  Term of Office and Length of       Principal Occupation(s)
Name, Address, and Age   with the Trust           Time Served                  During Past 5 Years
---------------------- ------------------ ---------------------------- -----------------------------------
Michael L. Sapir       Chairman and Chief        4/97 - present        Chairman and Chief Executive
7900 Wisconsin Avenue, Executive Officer                               Officer of the Advisor; Law Offices
Suite 300                                                              of Michael Sapir: Principal; Padco
Bethesda, MD 20814                                                     Advisors: President and General
Age: 43                                                                Counsel; Jorden Burt Berenson &
                                                                       Klingensmith: Partner
Louis M. Mayberg       Secretary                 4/97 - present        President of the Advisor; Potomac
7900 Wisconsin Avenue,                                                 Securities, Inc.: President
Suite 300
Bethesda, MD 20814
Age: 39
Steven D. Pierce       Treasurer                 2/02 - present        BISYS Fund Services: Vice
3435 Stelzer Road                                                      President of Financial Services;
Columbus, Ohio 43219                                                   CNA Insurance: Manager,
Age: 36                                                                Financial Operations